   As filed with the Securities and Exchange Commission on April 26, 2001


                                                      Registration Nos. 33-23966
                                                                        811-5641
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                            ------------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|



                       POST-EFFECTIVE AMENDMENT No. 26                       |X|



                                       and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       |_|



                              AMENDMENT No. 30                               |X|



                        (Check appropriate box or boxes)

                            ------------------------

                            THE PARK AVENUE PORTFOLIO
               (Exact Name of Registrant as Specified in Charter)

            7 Hanover Square, New York, New York                 10004
          (Address of Principal Executive Offices)             (Zip Code)

                  Registrant's Telephone Number: (212) 598-8359

                            ------------------------

                          RICHARD T. POTTER, JR., ESQ.
                         c/o The Guardian Life Insurance
                               Company of America
                                7 Hanover Square
                            New York, New York 10004
                     (Name and Address of Agent for Service)

                            ------------------------

 It is proposed that this filing will become effective (check appropriate box):


              |_| immediately upon filing pursuant to paragraph (b)

              |X| on (May 1, 2001) pursuant to paragraph (b)

              | | 60 days after filing pursuant to paragraph (a)(1)

              | | on (date) pursuant to paragraph (a)(1)

              |_| 75 days after filing pursuant to paragraph (a)(2) |_| on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

              |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           --------------------------

================================================================================

 [Note: The following will supplement the Prospectus dated May 1, 2001 until further notice]

                               [GUARDIAN LOGO]

                          THE PARK AVENUE PORTFOLIO

                       Supplement dated May 1, 2001 to
                         Prospectus dated May 1, 2001

The following information supplements the information about Class K shares in the prospectus.

     Class K shares are not currently available for purchase. Class K shares, which will be available to certain employee benefit plans, are expected to be offered later this year.

Please keep this supplement for future reference.

THE PART AVENUE PORTFOLIO PROSPECTUS

                                [GUARDIAN LOGO]

PROSPECTUS

MAY 1, 2001

PARK AVENUE PORTFOLIO(R)


The Guardian Park Avenue Fund(R)

The Guardian Park Avenue Small Cap Fund(SM)

The Guardian Asset Allocation Fund(SM)

The Guardian S&P 500 Index Fund(SM)

The Guardian Baillie Gifford International Fund(SM)

The Guardian Baillie Gifford Emerging Markets Fund(SM)

The Guardian Investment Quality Bond Fund(SM)

The Guardian High Yield Bond Fund(SM)

The Guardian Tax-Exempt Fund(SM)

The Guardian Cash Management Fund(SM)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


EB-010163 (5/01)

CONTENTS



OVERVIEW .............................................        1

ABOUT OUR FUNDS
- The Guardian Park Avenue Fund(R) ...................        2
- The Guardian Park Avenue Small Cap Fund(SM) ........        6
- The Guardian Asset Allocation Fund(SM) .............       10
- The Guardian S&P 500 Index Fund(SM) ................       15
- The Guardian Baillie Gifford International
  Fund(SM) ...........................................       19
- The Guardian Baillie Gifford Emerging Markets
  Fund(SM) ...........................................       24
- The Guardian Investment Quality Bond Fund(SM) ......       30
- The Guardian High Yield Bond Fund(SM) ..............       35
- The Guardian Tax-Exempt Fund(SM) ...................       40
- The Guardian Cash Management Fund(SM) ..............       45

RISKS AND SPECIAL INVESTMENT TECHNIQUES
- Principal risks to investors .......................       49
- Special investment techniques ......................       54

FUND MANAGEMENT
- The Funds' investment advisers .....................       59
- Portfolio managers .................................       60

MANAGING YOUR ACCOUNT
- Types of shares available ..........................       63
- How to sell shares .................................       73
- Special purchase and sale plans ....................       77
- Calculation of net asset values ....................       80

DIVIDENDS AND DISTRIBUTIONS ..........................       81

TAXES ................................................       82

FINANCIAL HIGHLIGHTS .................................       86

WHERE TO GET MORE INFORMATION ..........................Back cover

OVERVIEW

THIS PROSPECTUS DESCRIBES FUNDS IN THE PARK AVENUE PORTFOLIO. EACH FUND HAS ITS OWN INVESTMENT OBJECTIVE, RISKS AND OPPORTUNITIES. YOU SHOULD CONSIDER EACH FUND SEPARATELY TO DETERMINE IF IT'S APPROPRIATE FOR YOU. NO SINGLE FUND CAN PROVIDE A COMPLETE OR BALANCED INVESTMENT PROGRAM, AND THERE IS NO ASSURANCE THAT A PARTICULAR FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

There are ten mutual funds in The Park Avenue Portfolio. The prospectus begins with individual sections about each of the Funds, including their principal investment strategies, risk considerations, performance history, and expense information.

After the sections on the individual Funds, there is a section called Risks and special investment techniques, which provides detailed information about the risks highlighted in the individual Fund sections. In addition, Risks and special investment techniques provides detailed information about some of the financial instruments and transactions that the Funds may use in managing their investments. IT IS IMPORTANT THAT YOU REVIEW THIS SECTION CAREFULLY FOR A FULL UNDERSTANDING OF HOW EACH FUND WILL OPERATE. We have also included information about the investment advisers of each Fund.

The rest of the prospectus tells you about how to buy and sell shares of the Funds, and includes general information about share prices, dividends and distributions, and taxes. Of course, you should consult your own tax adviser about the tax consequences of investing in the Funds. Finally, the prospectus provides a summary of financial and other information about the Funds.

OVERVIEW                                                           PROSPECTUS  1

ABOUT OUR FUNDS


THE GUARDIAN
PARK AVENUE FUND

OBJECTIVE

THE PARK AVENUE FUND seeks long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

STOCK SELECTION
SYSTEM

The Fund's adviser, Guardian Investor Services Corporation (GISC), uses a stock selection system to identify securities that represent good relative value and have reasonable prospects of superior relative price gain. [SIDEBAR]

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's total assets is invested in a diversified portfolio of U.S. common stocks and convertible securities. Convertible securities are described in the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund's adviser, Guardian Investor Services Corporation (GISC), uses a stock selection system to identify securities that represent good relative value and have reasonable prospects of superior relative price gain. This system uses several statistical models that score each security considered for purchase or sale. In making investment decisions, GISC will also take into account the prospects for each security and the portfolio managers' judgment about the outlook for specific industries, companies and the economy.

GISC uses a flexible approach in managing the Fund's portfolio. GISC considers factors in analyzing potential investments that vary over time and among different issuers. The Fund may select companies of any size and in any industry sector, while maintaining broad diversification within the equity markets.

The Fund may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. The Fund may also invest the remaining portion of its foreign investments in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

 2 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE FUND

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund is subject to the general risks of investing in the stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry.

The Fund may invest in companies with small market capitalization, exposing you to the risks of investing in small companies, including companies with limited financial resources, product lines and markets and greater volatility.

The Fund could also be subject to the risks of foreign investing to the extent that its portfolio may be invested overseas. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

More detailed information about equity risk, small company risk and risks of foreign investing appears in the section called Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied over the past 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURN BAR CHART]


1991                                                                             35.16%
1992                                                                             20.48
1993                                                                             20.28
1994                                                                             -1.44
1995                                                                             34.28
1996                                                                             26.49
1997                                                                             34.85
1998                                                                             21.30
1999                                                                             30.25
2000                                                                            -18.62


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:
BEST QUARTER
25.07% for the quarter ended December 31, 1999.

WORST QUARTER
-20.28% for the quarter ended December 31, 2000. [SIDEBAR]


ABOUT OUR FUNDS                                                    PROSPECTUS  3

THE GUARDIAN PARK AVENUE FUND

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1, 5 and 10-year periods ended December 31, 2000. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                                                    10 YEARS,
                                                                    OR SINCE
                                        1 YEAR        5 YEARS       INCEPTION
-----------------------------------------------------------------------------
Class A shares                          -22.28%       15.93%         18.43%
-----------------------------------------------------------------------------
Class B shares                          -21.69%          n/a         14.79%(1)
-----------------------------------------------------------------------------
S&P 500 Index                            -9.10%       17.01%         12.94%(2)
-----------------------------------------------------------------------------

----------------------------------
NOTES


(1) Inception of
    Class B Shares: May 1, 1996.



(2) The S&P 500 Index had average annual returns of 18.03% since May 1, 1996, the date of inception of Class B shares. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                        4.50%                                 None(1)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(2)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(3)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(1)
-----------------------------------------------------------------------------------
Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


----------------------------------

NOTES

(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(1)   TOTAL
------------------------------------------------------------------------
Class A shares(2)             0.50%         0.00%      0.29%       0.79%
------------------------------------------------------------------------
Class B shares                0.50%         0.75%      0.42%       1.67%
------------------------------------------------------------------------
Class C shares                0.50%         0.75%      0.93%       2.18%
------------------------------------------------------------------------
Class K shares                0.50%         0.40%      0.42%       1.32%
------------------------------------------------------------------------
Institutional Class
  shares                      0.50%         0.00%      0.10%       0.60%
------------------------------------------------------------------------


----------------------------------
NOTES
(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares for which a "dealer of record" has been designated.

(2) This table does not reflect deductions for expenses which relate to owning Class A Park Avenue Fund shares through a Value Guard variable annuity contract. The Value Guard prospectus provides information about such expenses. [SIDEBAR]

 4 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE FUND

EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $527         $691         $  869        $1,384
                                       ----------------------------------------------------------------------------
                                       Class B shares               $470         $726         $1,007        $1,742
                                       ----------------------------------------------------------------------------
                                       Class C shares               $321         $682         $1,169        $2,513
                                       ----------------------------------------------------------------------------
                                       Class K shares               $234         $418         $  723        $1,590
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 61         $192         $  335        $  750
                                       ----------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $527         $691         $  869        $1,384
                                       ----------------------------------------------------------------------------
                                       Class B shares               $170         $526         $  907        $1,742
                                       ----------------------------------------------------------------------------
                                       Class C shares               $221         $682         $1,169        $2,513
                                       ----------------------------------------------------------------------------
                                       Class K shares               $134         $418         $  723        $1,590
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 61         $192         $  335        $  750
                                       ----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                    PROSPECTUS  5

THE GUARDIAN PARK AVENUE
SMALL CAP FUND




OBJECTIVE

THE SMALL CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL. INCOME IS NOT A SPECIFIC OBJECTIVE, ALTHOUGH IT IS ANTICIPATED THAT LONG-TERM GROWTH OF CAPITAL WILL BE ACCOMPANIED BY GROWTH OF INCOME.


SMALL MARKET
CAPITALIZATION

Companies with a small market capitalization or value refer to companies included in the Russell 2000 Index. The index excludes the 1,000 largest U.S. companies in market capitalization, but includes the next 2,000 largest companies. As of December 31, 2000, the companies included in this index had market values ranging from $1.16 million to $4 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. [SIDEBAR]


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 85% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization. Companies with a small market capitalization or value refer to companies included in the Russell 2000 Index. The index excludes the 1,000 largest U.S. companies in market capitalization, but includes the next 2,000 largest companies. As of December 31, 2000, the companies included in this index had market values ranging from $1.16 million to $4 billion. A company's "market capitalization" is determined by multiplying the current market price of a share of the company's stock by the total number of shares outstanding. Convertible securities are described in the section called Risks and special investment techniques.


The Fund's adviser, GISC, uses a stock selection system to identify securities that represent good relative value and have reasonable prospects of superior relative price gain. This system uses several statistical models that score each security considered for purchase or sale. In making investment decisions, GISC will also take into account the prospects for each security and the portfolio manager's judgment about the outlook for specific industries, companies and the economy.

GISC uses a flexible approach in managing the Fund's portfolio. GISC considers factors in analyzing potential investments that vary over time and among different issuers. In selecting the Fund's investments, GISC evaluates the business fundamentals of small cap companies, including, among other things, each company's operating history and product lines.

The Small Cap Fund may invest up to 15% of its total assets in securities issued by companies in operation for less than three years.

The Fund may also invest up to 15% of its net assets in foreign securities. Of this amount, the Fund may invest up to 10% of its net assets in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs) Global Depositary Receipts (GDRs) or European Depositary Receipts (EDRs). All of the Fund's investments in these vehicles will be made in U.S. dollars. In addition, the Fund may invest the remaining 5% of its net assets in securities denominated in foreign currencies, and may use forward foreign currency exchange contracts to try to manage changes in currency exchange rates.

 6 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE SMALL CAP FUND

For more information on ADRs, GDRs, EDRs and forward foreign currency exchange contracts, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Because it invests in equity securities, the Fund is subject to the general risks of investing in stock markets, which include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. In addition, an investment in the Fund exposes you to the risks of investing in small companies. Small companies may expose you to greater risks than larger companies, such as dependence on limited financial resources, limited product lines and markets, and a small number of individuals in company management. These securities also trade less frequently and have more dramatic price fluctuations. With respect to the 15% of net assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

Equity risk, small company risk and foreign investment risk are all described in detail in Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied since it was launched on May 1, 1997. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

ABOUT OUR FUNDS                                                    PROSPECTUS  7

THE GUARDIAN PARK AVENUE SMALL CAP FUND

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)
[TOTAL RETURNS BAR CHART]


1998                                                                             -6.35%
1999                                                                             35.56
2000                                                                             -2.35


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
41.20% for the quarter ended December 31, 1999.

WORST QUARTER
(25.09)% for the quarter ended September 30, 1998. [SIDEBAR]

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the one-year period and since inception through December 31, 2000. It compares the Fund's performance with the Russell 2000 Index, an index that is generally considered to be representative of small capitalization issuers in the U.S. stock market. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                               1 YEAR  SINCE INCEPTION
----------------------------------------------------------------------
Class A shares                                 -6.75%        12.75%(1)
----------------------------------------------------------------------
Class B shares                                 -5.94%        12.56%(1)
----------------------------------------------------------------------
Russell 2000 Index                             -2.92%        11.17%(2)
----------------------------------------------------------------------


----------------------------------
NOTES

(1) Inception of
    Class A shares: May 1, 1997;
    Class B shares: May 1, 1997.


(2) The Russell 2000 Index has had average annual returns of 11.17% since May 1, 1997, the date of inception of Class A and Class B shares. [SIDEBAR]


 8 PROSPECTUS                                                    ABOUT OUR FUNDS

THE GUARDIAN PARK AVENUE SMALL CAP FUND

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                        4.50%                                 None(1)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(2)
-----------------------------------------------------------------------------------

Class C shares                         None                                1.00%(3)
-----------------------------------------------------------------------------------

Class K shares                         None                                1.00%(1)
-----------------------------------------------------------------------------------

Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.
(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]




ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                        MANAGEMENT  DISTRIBUTION     OTHER
     SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(1)    TOTAL
------------------------------------------------------------------------
Class A shares               0.75%         0.00%       0.50%       1.25%
------------------------------------------------------------------------
Class B shares               0.75%         0.75%       0.62%       2.12%
------------------------------------------------------------------------
Class C shares               0.75%         0.75%       0.72%       2.22%
------------------------------------------------------------------------
Class K shares               0.75%         0.40%       0.53%       1.68%
------------------------------------------------------------------------
Institutional Class
  shares                     0.75%         0.00%       0.25%       1.00%
------------------------------------------------------------------------

----------------------------------
NOTES

(1) Includes Administrative Service Fee of
    0.25% for Class A, Class B, Class C and
    Class K shares. [SIDEBAR]

EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 572        $  829       $ 1,105       $ 1,893
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 515        $  864       $ 1,239       $ 2,230
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 325        $  694       $ 1,190       $ 2,554
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 271        $  530       $   913       $ 1,987
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $ 102        $  318       $   552       $ 1,225
                                       -------------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 572        $  829       $ 1,105       $ 1,893
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 215        $  664       $ 1,139       $ 2,230
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 225        $  694       $ 1,190       $ 2,554
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 171        $  530       $   913       $ 1,987
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $ 102        $  318       $   552       $ 1,225
                                       -------------------------------------------------------------------------------


ABOUT OUR FUNDS                                                    PROSPECTUS  9

THE GUARDIAN
ASSET ALLOCATION FUND





OBJECTIVE

THE ASSET ALLOCATION FUND SEEKS LONG-TERM TOTAL INVESTMENT RETURN CONSISTENT WITH MODERATE INVESTMENT RISK. TOTAL INVESTMENT RETURN CONSISTS OF INCOME AND CHANGES IN THE MARKET VALUE OF THE FUND'S INVESTMENTS.


A FUND OF FUNDS
The Fund currently operates primarily as a "fund of funds." The adviser generally invests in Class A shares of other funds in The Park Avenue Portfolio. The equity or stock part of the Fund's portfolio is usually invested in The Guardian Park Avenue Fund and/or The Guardian S&P 500 Index Fund, which tracks the performance of the S&P 500 Index. The debt or bond part may be invested in The Guardian Investment Quality Bond Fund, and the money market part is invested in The Guardian Cash Management Fund. The Fund may also invest in individual securities when the portfolio manager thinks it is advisable. [SIDEBAR]


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment grade bonds and other debt obligations; and cash and money market instruments. The Fund currently operates primarily as a "fund of funds." The adviser generally invests in Class A shares of other funds in The Park Avenue Portfolio. The equity or stock part of the Fund's portfolio is usually invested in The Guardian Park Avenue Fund and/or The Guardian S&P 500 Index Fund, which tracks the performance of the S&P 500 Index. The debt or bond part may be invested in The Guardian Investment Quality Bond Fund, and the money market part is invested in The Guardian Cash Management Fund. The Fund may also invest in individual securities when the portfolio manager thinks it is advisable.


The Fund uses its own theoretical models to decide how much to invest in each asset class, fluctuating from a "neutral position" of 60% of assets in equity and 40% in debt. Shifts are expected to be modest and gradual, but there is no limit to the amount of assets that can be moved at any one time. The models generally provide for the adviser to invest from 20% to 80% in equities; from 20% to 70% in debt; and from zero to 60% in cash, although the Fund has the flexibility to invest outside these guidelines.

The models evaluate information about the economy, the markets and other financial and technical matters daily to provide "signals" about portfolio allocations. The adviser makes portfolio allocations among equities, debt securities and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of securities. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to be strong, or increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Fund will invest in a particular underlying Fund based on the portfolio manager's view of current economic and market conditions, as well as a review of the underlying Funds' investment objective and policies.


The Fund will obtain its equity exposure through The Guardian S&P 500 Index Fund rather than The Guardian Park Avenue Fund when the portfolio manager believes that the Fund will benefit from exposure to the broad market index. Because the Index Fund attempts to track the performance of a broad market index, its portfolio composition is not determined by its investment adviser, nor does the portfolio manager actively determine the stock selection or sector allocation. The Park Avenue Fund uses a flexible approach in portfolio management, considering factors that vary over time and among different issuers. The


 10 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN ASSET ALLOCATION FUND


Park Avenue Fund may select companies of any size and in any industry sector. The Bond Fund invests in investment grade securities and generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets.



The Fund may use special techniques, such as futures and options, to protect against adverse changes in the markets while the Fund is moving money between asset classes or when there are large cash inflows.


While there is no assurance that the Fund's allocations will provide the most favorable returns to investors, it is expected that the Fund's performance will be less volatile than the performance of funds that concentrate their investments in one asset class.

The Fund does not have to pay any sales charges when it invests in other Funds. While there are no duplicative advisory or administrative service fees, you should know that you will pay indirectly for certain expenses in these other Funds, in addition to the expenses of the Asset Allocation Fund.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. Part of the Fund is invested in equities, or shares of companies, and some or all of the equity part of the Fund's portfolio may be invested in an equity index fund. Some of the assets are invested in bonds. The Fund is therefore subject to the risks of investing in the equity markets and the debt markets. Equity risks include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Debt risks include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower). In addition, there is no assurance that the portion of the Fund's portfolio that is invested in the S&P 500 Index Fund will track the performance of the Standard & Poor's 500 Composite Stock Price Index due to Fund expenses, the amount of cash and cash equivalents held in the Fund's portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. This portion of the Fund's portfolio employs a passive management approach and the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline.

You should review the main risks of investing in the Park Avenue Fund, the S&P 500 Index Fund and the Bond Fund to fully understand the risks associated with investing in the Asset Allocation Fund. More detail about equity risk and debt risk appears in the section called Risks and special investment techniques.

ABOUT OUR FUNDS                                                   PROSPECTUS  11

THE GUARDIAN ASSET ALLOCATION FUND

Because the Fund uses options and futures as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to best manage the shifts in its investment allocations, it is possible that the Fund will lose more value than it would have if options or futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.

There is no assurance that the Fund's allocations will result in the most favorable return to investors.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year since it was launched on February 16, 1993. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but they do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]


1994                                                                             -2.13
1995                                                                             24.51
1996                                                                             18.74
1997                                                                             24.44
1998                                                                             19.41
1999                                                                             12.99
2000                                                                              1.00


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
16.15% for the quarter ended December 31, 1998.

WORST QUARTER
(5.89)% for the quarter ended September 30, 1998. [SIDEBAR]

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 and 5-year periods and since inception through December 31, 2000. It compares the Fund's performance with the S&P 500 Index, an index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity, and the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of


 12 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN ASSET ALLOCATION FUND


operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                 1 YEAR         5 YEARS  SINCE INCEPTION

------------------------------------------------------------------------
Class A shares                   -3.54%          13.97%        12.39%(1)
------------------------------------------------------------------------
Class B shares                   -2.66%             n/a        13.89%(1)
------------------------------------------------------------------------

S&P 500 Index                    -9.10%          18.32%        17.10%(2)
------------------------------------------------------------------------
Lehman Aggregate Bond Index      11.63%           6.46%         6.85%(2)
------------------------------------------------------------------------


---------------------------------
NOTES


(1) Inception of Class A shares: February 16, 1993; Class B shares: May 1, 1996.



(2) The returns in the chart for each Index are since February 16, 1993, the date of inception of Class A shares. The S&P 500 Index and the Lehman Aggregate Bond Index had average annual returns of 18.03% and 7.48%, respectively, since May 1, 1996, the date of inception of Class B shares. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                           MAXIMUM SALES              MAXIMUM DEFERRED SALES
                           CHARGE TO BUY          CHARGE TO SELL SHARES, AS A %
                         SHARES, AS A % OF      OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS         THE OFFERING PRICE     SALE PROCEEDS, WHICHEVER IS LOWER
-----------------------------------------------------------------------------------
Class A shares                        4.50%                                 None(1)
-----------------------------------------------------------------------------------
Class B shares                         None                                3.00%(2)
-----------------------------------------------------------------------------------
Class C shares                         None                                1.00%(3)
-----------------------------------------------------------------------------------
Class K shares                         None                                1.00%(1)
-----------------------------------------------------------------------------------
Institutional Class
  shares                               None                                    None
-----------------------------------------------------------------------------------


---------------------------------------
NOTES

(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase.[SIDEBAR]

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION     OTHER
SHARE CLASS                FEES(2)    (12b-1) fees  EXPENSES(3)     TOTAL
---------------------------------------------------------------------------
Class A shares                 0.65%         0.00%       0.45%        1.10%
---------------------------------------------------------------------------
Class B shares                 0.65%         0.75%       0.51%        1.91%
---------------------------------------------------------------------------
Class C shares                 0.65%         0.75%       0.67%        2.07%
---------------------------------------------------------------------------
Class K shares                 0.65%         0.40%       0.50%        1.55%
---------------------------------------------------------------------------
Institutional Class
  shares                       0.65%         0.00%       0.20%        0.85%
---------------------------------------------------------------------------


---------------------------------------
NOTES
(1) "Other Expenses" and "Total" reflect the proportionate expenses of the Fund's investments in the Park Avenue Fund, the S&P 500 Index Fund and the Bond Fund.

(2) The fees and expenses shown for the Asset Allocation Fund do not reflect management fee waivers by GISC that reduce the effective annual rate of management fees to 0.50%. After such waivers, the total expense ratio was 0.95% for Class A shares, 1.76% for Class B shares, 1.92% for Class C shares, 1.40% for Class K shares and 0.70% for Institutional Class shares. GISC may discontinue or reduce the waiver at any time without notice.

(3) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares.[SIDEBAR]


The fees shown in the fee table above and the example below reflect expenses charged directly to the Fund and those charged indirectly, through the Fund's investments in the underlying Funds. The fee table and example use a weighted average to show the Fund's indirect expenses during the fiscal year ended December 31, 2000. The Fund's direct expenses, net of the waiver described in note 2 to the table, for Class A, Class B, Class C and Institutional Class shares were 0.46%, 1.28%, 1.49% and 0.21%, respectively. Using the weighted averages of the indirect expenses attributable to underlying funds in which the Fund invests, the indirect expenses for the Fund's Class A, Class B, Class C and Institutional Class shares were 0.64%, 0.63%, 0.58% and 0.64%, respectively. Estimated expenses for Class K shares reflect 0.86% in direct expenses and 0.69% in indirect expenses. The indirect expenses for the Fund may vary with changes in the allocation of the Fund's assets among the underlying funds and with other events that directly affect the expenses of the underlying funds.


ABOUT OUR FUNDS                                                   PROSPECTUS  13

THE GUARDIAN ASSET ALLOCATION FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- the Fund invests 60% of its assets in equities, 40% of its assets in debt and zero in cash throughout the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions, the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------

                                       Class A shares                  $ 557        $  784       $ 1,029       $ 1,730
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 494        $  800       $ 1,132       $ 2,022
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 310        $  649       $ 1,114       $ 2,400
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 258        $  490       $   845       $ 1,845
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  87        $  271       $   471       $ 1,049
                                       -------------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                  $ 557        $  784       $ 1,029       $ 1,730
                                       -------------------------------------------------------------------------------
                                       Class B shares                  $ 194        $  600       $ 1,032       $ 2,022
                                       -------------------------------------------------------------------------------
                                       Class C shares                  $ 210        $  649       $ 1,114       $ 2,400
                                       -------------------------------------------------------------------------------
                                       Class K shares                  $ 158        $  490       $   845       $ 1,845
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                        $  87        $  271       $   471       $ 1,049
                                       -------------------------------------------------------------------------------


 14 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN
S&P 500 INDEX FUND

OBJECTIVE

THE GUARDIAN S&P 500 INDEX FUND SEEKS TO TRACK THE INVESTMENT PERFORMANCE OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX, WHICH EMPHASIZES SECURITIES ISSUED BY LARGE U.S. COMPANIES.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). At least 95% of the total value of the Fund's total assets is usually invested in the stocks of companies included in the S&P
500. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

AN INDEX FUND
----------------------------------
The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's (S&P), according to their own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund. [SIDEBAR]


The Fund operates as an index fund. Index funds are designed to track or mirror the performance of a benchmark index of securities. The securities selected for inclusion in the index are chosen by an independent third party, such as Standard & Poor's (S&P), according to their own specific criteria and analysis. While the securities within the index are unmanaged, their overall performance is used as a standard to measure investment performance. In order to replicate the performance of the index, the portfolio manager purchases and maintains all or a representative sampling of the securities included in the index. Unlike the Fund, however, the returns generated by the index do not reflect the fees and operating expenses that are normally imposed on a mutual fund.



The S&P 500 is an unmanaged index of 500 common stocks selected by S&P as representative of a broad range of industries within the U.S. economy. It is comprised primarily of stocks issued by large capitalization companies. The index is often considered to be the performance benchmark for U.S. stock market performance in general. The Fund generally invests in all of the stocks in the S&P 500 in proportion to their weighting in the index. Since certain securities included in the S&P 500 are stocks of foreign issuers, the Fund may invest in securities that are issued and settled overseas as necessary to replicate the S&P 500.


The Fund may use special techniques, such as futures and options, as a substitute for the purchase or sale of securities or when there are large cash inflows.

Since the Fund is intended to track the performance of the S&P 500 index, its portfolio composition is not determined by its portfolio manager, nor does the manager actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization -- which is the market price per share of the security multiplied by the number of shares outstanding. In order to track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.




ABOUT OUR FUNDS                                                   PROSPECTUS  15

THE GUARDIAN S&P 500 INDEX FUND


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. Since the Fund's portfolio is invested primarily in equities, or shares of companies, the Fund is subject to the risks of investing in equity markets. Equity risks include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets or by the performance of an individual company or industry.


For information about the risks of foreign securities, see the section called Risks and special investment techniques.



Because the Fund uses options and futures, such as stock index futures, as part of its investment strategy, you will also face risks associated with those techniques. While the Fund will use these techniques in an effort to manage cash flow and to minimize deviations in performance, it is possible that the Fund will lose more value than it would have if options and futures were not used. For further information about the risks of options and futures, see the section called Risks and special investment techniques.


There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund's portfolio and the frequency and timing of shareholder purchases and sales of Fund shares. The portfolio manager also continually compares the portfolio composition to the composition of the S&P 500. In the event that an imbalance occurs, the Fund's portfolio is rebalanced so as to more closely replicate the index.

Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a market decline.

THE FUND'S PERFORMANCE

Because the Fund recently commenced operations, prior performance information is not yet available.

"S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services Corporation. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. See the Statement of Additional Information for more information.

 16 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN S&P 500 INDEX FUND

FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                                                         MAXIMUM DEFERRED SALES
                               MAXIMUM SALES           CHARGE TO SELL SHARES, AS
                               CHARGE TO BUY          A % OF THE ORIGINAL PURCHASE
                             SHARES, AS A % OF          PRICE OR SALE PROCEEDS,
     SHARE CLASS             THE OFFERING PRICE            WHICHEVER IS LOWER
----------------------------------------------------------------------------------

Class A shares                            4.50%                            None(1)
----------------------------------------------------------------------------------

Class B shares                             None                           3.00%(2)
----------------------------------------------------------------------------------
Class C shares                             None                           1.00%(3)
----------------------------------------------------------------------------------
Class K shares                             None                           1.00%(1)
----------------------------------------------------------------------------------
Institutional Class
  shares                                   None                               None
----------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.



(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.



(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(2)    TOTAL
-------------------------------------------------------------------------
Class A shares(1)             0.25%         0.00%      0.49%        0.74%
-------------------------------------------------------------------------
Class B shares                0.25%         0.75%      0.75%        1.75%
-------------------------------------------------------------------------
Class C shares                0.25%         0.75%      0.75%        1.75%
-------------------------------------------------------------------------
Class K shares                0.25%         0.40%      0.61%        1.26%
-------------------------------------------------------------------------
Institutional Class
  shares                      0.25%         0.00%      0.24%        0.49%
-------------------------------------------------------------------------


----------------------------------
NOTES


(1) The fees and expenses shown do not reflect GISC's assumption of ordinary operating expenses that exceed 0.53% of the average daily net assets of the Fund's Class A shares, and 1.28% of the average daily net assets of the Fund's Class B, Class C and Class K shares.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares. [SIDEBAR]

ABOUT OUR FUNDS                                                   PROSPECTUS  17

THE GUARDIAN S&P 500 INDEX FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                              1 YEAR   3 YEARS
                                       -------------------------------------------------------
                                       Class A shares                          $522     $676
                                       -------------------------------------------------------
                                       Class B shares                          $478     $751
                                       -------------------------------------------------------
                                       Class C shares                          $278     $551
                                       -------------------------------------------------------
                                       Class K shares                          $228     $400
                                       -------------------------------------------------------
                                       Institutional Class shares              $ 50     $157
                                       -------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                              1 YEAR   3 YEARS
                                       -------------------------------------------------------
                                       Class A shares                          $522     $676
                                       -------------------------------------------------------
                                       Class B shares                          $178     $551
                                       -------------------------------------------------------
                                       Class C shares                          $178     $551
                                       -------------------------------------------------------
                                       Class K shares                          $128     $400
                                       -------------------------------------------------------
                                       Institutional Class shares              $ 50     $157
                                       -------------------------------------------------------


 18 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD
INTERNATIONAL FUND

OBJECTIVE

THE INTERNATIONAL FUND SEEKS LONG-TERM GROWTH OF CAPITAL. INCOME IS NOT A SPECIFIC OBJECTIVE, ALTHOUGH IT IS ANTICIPATED THAT GROWTH OF CAPITAL WILL BE ACCOMPANIED BY DIVIDEND INCOME, WHICH MAY VARY DEPENDING ON FACTORS SUCH AS THE LOCATION OF THE INVESTMENTS.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 80% of the value of the Fund's total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside of the United States. Convertible securities are described in the section called Risks and special investment techniques.

PRINCIPAL COUNTRIES
A significant part of the Fund's assets will normally be divided among Continental Europe, the United Kingdom, Japan and Asia (including Australia and New Zealand). [SIDEBAR]



The Fund does not usually focus its investments in a particular industry or country. There are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund's total assets may be invested in countries in emerging markets when the investment adviser believes it would be appropriate to do so. A significant part of the Fund's assets will normally be divided among Continental Europe, the United Kingdom, Japan and Asia (including Australia and New Zealand).



The adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.


The adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective of selecting stocks that can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened first for quality and then for value. The adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors the adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.


To determine how to allocate its assets geographically, the Fund constantly evaluates economic, market and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments and political and social conditions.


The Fund invests its assets primarily in large, well-established companies, but will also invest in smaller and newer companies.




ABOUT OUR FUNDS                                                   PROSPECTUS  19

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

The Fund may also invest in foreign issuers through American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. To attempt to manage the risk of changes in currency exchange rates, the Fund may use special investment techniques, such as forward foreign currency exchange contracts. These securities are described in Risks and special investment techniques.

As a temporary defensive measure, if the Fund's adviser believes investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. These include the risk that share prices of the securities in its portfolio can be driven down gradually or sharply by general conditions in the stock markets, or by the performance of an individual company or industry. Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund's investments in smaller, newer companies may involve additional risks such as limited financial resources, product lines and markets, and greater volatility.

To the limited extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

For more information on stock market risks and foreign investment risk, see the section called Risks and special investment techniques.

 20 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year since it was launched on February 16, 1993. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]


1994                                                                             -0.55
1995                                                                             11.14
1996                                                                             14.33
1997                                                                             11.07
1998                                                                             19.61
1999                                                                             37.21
2000                                                                            -23.81


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
26.65% for the quarter ended December 31, 1999

WORST QUARTER
(14.75)% for the quarter ended September 30, 1998. [SIDEBAR]

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 and 5-year periods and since inception through December 31, 2000. It compares the Fund's performance with the Morgan Stanley Capital International (MSCI) Index for Europe, Australia, and Far East (EAFE), an index that is generally considered to be representative of international stock market activity. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares


ABOUT OUR FUNDS                                                   PROSPECTUS  21

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.


                                1 YEAR          5 YEARS   SINCE INCEPTION
-------------------------------------------------------------------------

Class A shares                  -27.24%          8.68%          10.32%(1)
-------------------------------------------------------------------------

Class B shares                  -26.76%            n/a           6.59%(1)
-------------------------------------------------------------------------

MSCI (EAFE) Index               -13.96%          7.33%          10.90%(2)
-------------------------------------------------------------------------


----------------------------------
NOTES


(1) Inception of
    Class A shares: February 16, 1993;
    Class B shares: May 1, 1996.


(2) The return shown in the chart is since February 16, 1993, the date of inception of Class A shares. The MSCI(EAFE) Index had average annual returns of 6.64% since May 1, 1996, the date of inception for Class B shares. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                              MAXIMUM SALES          MAXIMUM DEFERRED SALES
                              CHARGE TO BUY       CHARGE TO SELL SHARES, AS A %
                            SHARES, AS A % OF   OF THE ORIGINAL PURCHASE PRICE OR
       SHARE CLASS          THE OFFERING PRICE  SALE PROCEEDS, WHICHEVER IS LOWER
---------------------------------------------------------------------------------
Class A shares                           4.50%                            None(1)
---------------------------------------------------------------------------------
Class B shares                            None                           3.00%(2)
---------------------------------------------------------------------------------
Class C shares                            None                           1.00%(3)
---------------------------------------------------------------------------------
Class K shares                            None                           1.00%(1)
---------------------------------------------------------------------------------
Institutional Class shares                None                               None
---------------------------------------------------------------------------------


----------------------------------
NOTES

(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.
(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(1)   TOTAL
------------------------------------------------------------------------
Class A shares                0.80%         0.00%      0.65%       1.45%
------------------------------------------------------------------------
Class B shares                0.80%         0.75%      0.88%       2.43%
------------------------------------------------------------------------
Class C shares                0.80%         0.75%      0.96%       2.51%
------------------------------------------------------------------------
Class K shares                0.80%         0.40%      0.68%       1.88%
------------------------------------------------------------------------
Institutional Class
  shares                      0.80%         0.00%      0.40%       1.20%
------------------------------------------------------------------------


----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares. [SIDEBAR]



 22 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $ 591        $  888       $ 1,207       $ 2,107
                                       ----------------------------------------------------------------------------
                                       Class B shares               $ 546        $  958       $ 1,396       $ 2,523
                                       ----------------------------------------------------------------------------
                                       Class C shares               $ 354        $  782       $ 1,335       $ 2,846
                                       ----------------------------------------------------------------------------
                                       Class K shares               $ 291        $  591       $ 1,016       $ 2,201
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 122        $  381       $   660       $ 1,455
                                       ----------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $ 591        $  888       $ 1,207       $ 2,107
                                       ----------------------------------------------------------------------------
                                       Class B shares               $ 246        $  758       $ 1,296       $ 2,523
                                       ----------------------------------------------------------------------------
                                       Class C shares               $ 254        $  782       $ 1,335       $ 2,846
                                       ----------------------------------------------------------------------------
                                       Class K shares               $ 191        $  591       $ 1,016       $ 2,201
                                       ----------------------------------------------------------------------------
                                       Institutional Class shares   $ 122        $  381       $   660       $ 1,455
                                       ----------------------------------------------------------------------------


ABOUT OUR FUNDS                                                   PROSPECTUS  23

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


OBJECTIVE

THE EMERGING MARKETS FUND seeks long-term capital appreciation. Income is not a specific objective, although it is anticipated that growth of capital will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 65% of the value of the Fund's total assets is invested in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets. Convertible securities are described in the section called Risks and special investment techniques.

EMERGING MARKETS
----------------------------------
The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as countries which are classified by the United Nations as developing. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. [SIDEBAR]



The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as countries which are classified by the United Nations as developing. An emerging market company is one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country.



The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. The Fund's investment adviser determines the universe of emerging market countries, and this list may change based on the adviser's assessment of a country's suitability for investment.


The adviser's investment philosophy is to add value through active management by making long-term investments in well-researched and well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

The adviser's investment style primarily uses a bottom-up, stock driven approach to country and asset allocation, with the objective to select stocks that can sustain an above-average growth rate and trade at a reasonable price.

 24 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

Companies are screened first for quality and then for value. The adviser looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings and a positive approach towards shareholders. The main fundamental factors the adviser considers when analyzing companies in this bottom-up analysis (in order of importance) are: earnings growth, cash flow growth, profitability, debt and interest cover, and valuation.

Some of the Fund's investments will be in smaller and newer companies in emerging market countries. In addition, up to 35% of the Fund's net assets may be invested in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. The Fund will invest in emerging market debt securities when the investment adviser believes that debt is more attractive than an equity investment in the same country, taking into account the risk and reward prospects of each type of investment.

Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment grade (commonly referred to as junk bonds). No more than 10% of the Fund's assets will be invested in below investment grade securities.

Some emerging market countries do not allow foreign companies, such as the Fund, to buy stocks and bonds in their countries. Purchases have to be made through government-authorized investment companies, sometimes at a price that exceeds the value of these securities. In these cases, you would bear higher expenses. The Fund may invest up to 10% of its total assets in these kinds of companies.

The Fund may also hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, it may also use special investment techniques such as forward foreign currency exchange contracts. For more information, see Risks and special investment techniques.

As a temporary defensive strategy, the Fund may significantly change its portfolio if the adviser believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

ABOUT OUR FUNDS                                                   PROSPECTUS  25

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

SPECIAL RISKS
----------------------------------

Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers. [SIDEBAR]

THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in this Fund is considered speculative because investing in emerging markets is riskier than investing in more developed markets.


There are several risks associated with investing in the Emerging Markets Fund. The Fund invests primarily in equity securities and is therefore subject to the general risks of investing in stock markets. Since most of the securities in the Fund's portfolio are invested abroad, you face risks in addition to those of investing in domestic equity markets. The Fund's investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in the currency of a foreign country, you face special risks. There will be changes in currency exchange rates, and foreign governments could regulate foreign exchange transactions. To the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. All of these factors can affect the value of securities and their earnings.

Emerging markets present special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets and possible trade barriers.

Although forward foreign currency contracts will not be used for speculative purposes, the Fund may lose money through use of these contracts if the adviser's judgment about the direction of currency exchange rates is incorrect.

The Fund will invest in some companies with small market capitalization, exposing you to the risks of investing in small companies, such as limited financial resources, product lines and markets, and greater volatility. With respect to the 35% of the Fund's net assets that may be invested in debt securities, you face risks associated with the debt markets. Debt securities of emerging market companies are particularly subject to credit risk (the risk that the borrower will fail to repay principal and interest when due). Emerging market debt is generally more volatile and less liquid than debt issued in more developed countries. As with all debt securities, you will also be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates). Finally, since debt securities issued in emerging markets are often rated below investment grade, you will have exposure to the risks of investing in junk bonds, including the risk that the bonds will be more sensitive to adverse economic conditions.

 26 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

More detailed information about the risks associated with the Fund, including stock market risk, foreign investment risk (including the particular risks of emerging markets), small company risk, and the risks of investing in debt securities (including junk bonds), appears in the section called Risks and special investment techniques.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied since it was launched on May 1, 1997. The performance figures shown assume that all dividends and distributions are reinvested, but do not include any sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)
[TOTAL RETURNS BAR CHART]


1998                                                                            -28.97
1999                                                                             69.91
2000                                                                            -23.88




HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
40.19% for the quarter ended December 31, 1999

WORST QUARTER
(23.28)% for the quarter ended September 30, 1998. [SIDEBAR]

Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  27

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1-year period and since inception through December 31, 2000. It compares the Fund's performance with the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index, an index that is generally considered to be representative of the stock market activity of emerging markets. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                              1 YEAR        SINCE INCEPTION
---------------------------------------------------------------------------
Class A shares                                -27.31%            -6.85%(1)
---------------------------------------------------------------------------
Class B shares                                -27.34%            -7.53%(1)
---------------------------------------------------------------------------
MSCI (EMF) Index                              -28.84%            -8.11%(2)
---------------------------------------------------------------------------


----------------------------------
NOTES


(1) Inception of Class A shares: May 1, 1997; Class B shares: May 1, 1997.



(2) The MSCI (EMF) Index had average annual returns of -8.11% since May 1, 1997, the date of inception of Class A and Class B shares. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you own and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                            MAXIMUM SALES            MAXIMUM DEFERRED SALES
                            CHARGE TO BUY       CHARGE TO SELL SHARES, AS A % OF
                          SHARES, AS A % OF      THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS          THE OFFERING PRICE    SALE PROCEEDS, WHICHEVER IS LOWER
---------------------------------------------------------------------------------
Class A shares                         4.50%                              None(1)
---------------------------------------------------------------------------------
Class B shares                          None                             3.00%(2)
---------------------------------------------------------------------------------
Class C shares                          None                             1.00%(3)
---------------------------------------------------------------------------------
Class K shares                          None                             1.00%(1)
---------------------------------------------------------------------------------
Institutional Class
  shares                                None                                 None
---------------------------------------------------------------------------------


----------------------------------
NOTES
(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS
(as a percentage of average net assets)


                        MANAGEMENT  DISTRIBUTION     OTHER
     SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(1)    TOTAL
------------------------------------------------------------------------
Class A shares               1.00%         0.00%       1.18%       2.18%
------------------------------------------------------------------------
Class B shares               1.00%         0.75%       2.04%       3.79%
------------------------------------------------------------------------
Class C shares               1.00%         0.75%       1.74%       3.49%
------------------------------------------------------------------------
Class K shares               1.00%         0.40%       1.33%       2.73%
------------------------------------------------------------------------
Institutional Class
  shares                     1.00%         0.00%       0.93%       1.93%
------------------------------------------------------------------------


----------------------------------
NOTES

(1) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares. [SIDEBAR]

 28 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
EXAMPLE
The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       ------------------------------------------------------------------------------
                                       Class A shares               $  661       $1,101        $  1,567      $  2,850
                                       ------------------------------------------------------------------------------
                                       Class B shares               $  681       $1,358        $  2,053      $  3,676
                                       ------------------------------------------------------------------------------
                                       Class C shares               $  452       $1,071        $  1,812      $  3,765
                                       ------------------------------------------------------------------------------
                                       Class K shares               $  376       $  847        $  1,445      $  3,061
                                       ------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                     $  196       $  606        $  1,042      $  2,254
                                       ------------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                    1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                       ------------------------------------------------------------------------------
                                       Class A shares               $  661       $1,101        $  1,567      $  2,850
                                       ------------------------------------------------------------------------------
                                       Class B shares               $  381       $1,158        $  1,953      $  3,676
                                       ------------------------------------------------------------------------------
                                       Class C shares               $  352       $1,071        $  1,812      $  3,765
                                       ------------------------------------------------------------------------------
                                       Class K shares               $  276       $  847        $  1,445      $  3,061
                                       ------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                     $  196       $  606        $  1,042      $  2,254
                                       ------------------------------------------------------------------------------



ABOUT OUR FUNDS                                                   PROSPECTUS  29

THE GUARDIAN INVESTMENT QUALITY BOND FUND

OBJECTIVE

THE BOND FUND seeks a high level of current income and capital appreciation without undue risk to principal.

INVESTMENT GRADE SECURITIES
----------------------------------

Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality. [SIDEBAR]


THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


At least 80% of the value of the Fund's total assets is usually invested in different kinds of investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.


Debt obligations are written promises by the borrower to pay interest for a specified period and to repay the debt on a specified date or over time. Interest can be payable at a fixed, variable, or floating rate or, as in the case of zero coupon bonds, the obligation can be purchased at a discount from its face value in place of interest.


GISC, the Fund's investment adviser, allocates the Fund's investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund usually diversifies its asset allocations broadly among the debt securities markets, but may emphasize some sectors over others based on their attractiveness relative to each other. Within the sector allocations, the adviser selects individual securities by considering yield, potential appreciation, credit quality, maturity and the degree of risk relative to other securities in the sector. The Fund generally maintains a stable intermediate duration, but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond (or bond fund) with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.


Most of the debt obligations in the Fund are rated investment grade. This means they are secured or unsecured obligations rated in one of the four highest categories by a nationally recognized statistical ratings organization such as Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, or are deemed to be of comparable quality by GISC, the Fund's investment adviser. Some of the Fund's assets may have lower ratings, either because they were downgraded after the Fund acquired them or because they have strong prospects of being raised to investment grade. Debt securities rated below investment grade are commonly known as junk bonds, and are described in the section called Risks and special investment techniques. Normally, less than 10% of the Fund's assets will be invested in lower-rated securities.

 30 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN INVESTMENT QUALITY BOND FUND

The Fund may invest in mortgage-backed securities. These securities represent interests in pools of commercial or residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by a bank, the U.S. government or a U.S. government agency. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government.

The Bond Fund may also invest in asset-backed securities. These are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

The Bond Fund may invest in so-called Yankee securities. Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets. Additionally, from time to time, the Bond Fund may invest up to 10% of the value of its total net assets in other foreign securities denominated in U.S. dollars.

The Fund also invests in Treasury bills, notes and bonds, which are backed by the U.S. government.

The Bond Fund may engage in dollar roll and reverse repurchase agreement transactions when the adviser believes it would be advantageous, as well as financial futures contracts and options. For more information, see the section called Risks and special investment techniques.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations, particularly mortgage-related securities, will be prepaid when interest rates are lower). Because the Fund may invest up to 10% of its total net assets in U.S. dollar denominated securities that are issued and settled overseas, you face additional risks. Foreign investments may be affected by political, social and economic developments abroad, differences in auditing and other financial standards, and greater volatility. See the section called Risks and special investment techniques for a discussion of the debt market and foreign market risks of investing in this Fund.


ABOUT OUR FUNDS                                                   PROSPECTUS  31

THE GUARDIAN INVESTMENT QUALITY BOND FUND
----------------------------------

Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is considered less likely to repay the interest and principal than issuers of higher-quality bonds. Lower quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry. While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than interest-bearing securities. For more information, see Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover, resulting in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GISC's continuing asset allocation efforts among various sectors of the bond markets.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year since it was launched on February 16, 1993. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but they do not include any sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURNS BAR CHART]

1994                                                                             -4.50
1995                                                                             16.64
1996                                                                              2.73
1997                                                                              8.43
1998                                                                              7.89
1999                                                                             -1.02
2000                                                                              9.81

HIGHEST AND LOWEST QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
5.20% for the quarter ended June 30, 1995

WORST QUARTER
(2.92)% for the quarter ended March 31, 1994. [SIDEBAR]


Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

 32 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN INVESTMENT QUALITY BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the 1 and 5-year periods and since inception through December 31, 2000. It compares the Fund's performance with the Lehman Aggregate Bond Index, an index that is generally considered to be representative of U.S. bond market activity. Returns are stated assuming deduction of the maximum sales charge for each class. Class B and Class C information is not provided because as of the date of this Prospectus, Class B and Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                1 YEAR        5 YEARS      SINCE INCEPTION
--------------------------------------------------------------------------
Class A shares                    4.89%         4.51%             4.30%(1)
--------------------------------------------------------------------------
Lehman Aggregate Bond Index      11.63%         6.46%             6.86%(2)
--------------------------------------------------------------------------


----------------------------------
NOTES

(1) Inception of
    Class A shares: February 16, 1993.



(2) The Lehman Aggregate Bond Index had average annual returns of 6.86% since February 16, 1993, the date of inception of Class A shares. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                         MAXIMUM SALES              MAXIMUM DEFERRED SALES
                         CHARGE TO BUY         CHARGE TO SELL SHARES, AS A % OF
                       SHARES, AS A % OF        THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS       THE OFFERING PRICE      SALE PROCEEDS, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
Class A shares                      4.50%                                None(1)
--------------------------------------------------------------------------------
Class B shares                       None                               3.00%(2)
--------------------------------------------------------------------------------
Class C shares                       None                               1.00%(3)
--------------------------------------------------------------------------------
Class K shares                       None                                100%(1)
--------------------------------------------------------------------------------
Institutional Class
  shares                             None                                   None
--------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to the charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)

(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS            FEES     (12b-1) FEES  EXPENSES(2)    TOTAL
--------------------------------------------------------------------------
Class A shares                 0.50%         0.00%       0.44%       0.94%
--------------------------------------------------------------------------
Class B shares                 0.50%         0.75%       0.69%       1.94%
--------------------------------------------------------------------------
Class C shares                 0.50%         0.75%       0.69%       1.94%
--------------------------------------------------------------------------
Class K shares                 0.50%         0.40%       0.53%       1.43%
--------------------------------------------------------------------------
Institutional Class
  shares                       0.50%         0.00%       0.19%       0.69%
--------------------------------------------------------------------------


----------------------------------
NOTES

(1) The fees and expenses shown do not reflect GISC's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of the Fund's Class B and Class C shares and 1.25% of the Fund's Class K shares.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares. [SIDEBAR]

ABOUT OUR FUNDS                                                   PROSPECTUS  33

THE GUARDIAN INVESTMENT QUALITY BOND FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $  542       $   736       $   947      $  1,553
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $  497       $   809       $ 1,147      $  2,004
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $  297       $   609       $ 1,047      $  2,264
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $  246       $   452       $   782      $  1,713
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                       $   70       $   221       $   384      $    859
                                       -------------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                      1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       -------------------------------------------------------------------------------
                                       Class A shares                 $  542       $   736       $   947      $  1,553
                                       -------------------------------------------------------------------------------
                                       Class B shares                 $  197       $   609       $ 1,047      $  2,004
                                       -------------------------------------------------------------------------------
                                       Class C shares                 $  197       $   609       $ 1,047      $  2,264
                                       -------------------------------------------------------------------------------
                                       Class K shares                 $  146       $   452       $   782      $  1,713
                                       -------------------------------------------------------------------------------
                                       Institutional Class
                                         shares                       $   70       $   221       $   384      $    859
                                       -------------------------------------------------------------------------------


 34 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN HIGH YIELD
BOND FUND

OBJECTIVE

THE HIGH YIELD FUND seeks current income. Capital appreciation is a secondary objective.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

At least 75% of the value of the Fund's total assets is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade by nationally recognized statistical ratings organizations or are unrated. These securities are commonly known as junk bonds. Bonds are debt obligations which involve a written promise by the borrower to pay interest for a specified period and repay the principal on a specified date. Interest can be fixed, contingent, floating or variable. The Fund may also invest in convertible bonds, which are described in the section called Risks and special investment techniques.


The investment adviser considers several factors in purchasing and selling securities, such as the issuer's earnings patterns, financial history, management and general prospects, relative to the price of the security. The adviser does not consider the duration or maturity of the Fund's portfolio due to the nature of the high yield securities in which the Fund invests.


There is no lower limit on the rating of securities that may be in the High Yield Fund. Some of the securities the Fund buys and holds may be in default, giving them the lowest rating.

The Fund may invest its assets in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations and acquisitions.

The Fund may invest in common and preferred stocks, and warrants to purchase common stocks, bonds or other kinds of securities. Usually, no more than 25% of the Fund's assets will be invested in these types of securities.

The Fund may also purchase zero coupon bonds and "pay-in-kind" securities. Zero coupon bonds are issued at a significant discount from face value, do not make periodic interest payments and become due only upon maturity. Pay-in-kind securities (PIKs) make periodic interest payments in additional securities.

The Fund may invest in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Generally, the Fund does not expect its foreign investments to exceed 35% of its total assets. Yankee securities trade and may be settled in U.S. markets. The Fund may enter into forward foreign currency exchange contracts to try to minimize the effects of changes in foreign exchange rates.

The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent interests in pools of commercial or

ABOUT OUR FUNDS                                                   PROSPECTUS  35

THE GUARDIAN HIGH YIELD BOND FUND

residential mortgages. The Fund may also invest in collateralized mortgage obligations, or CMOs, which are backed by pooled mortgage loans that may be issued or guaranteed by a bank, the U.S. government, or a U.S. government agency. Mortgage-backed securities may be issued by U.S. government agencies or by private entities. Some mortgage-backed securities may be backed by the U.S. government.

Asset-backed securities are similar in structure to mortgage-backed securities but represent interests in pools of loans, leases or other receivables in place of mortgages. Asset-backed securities are primarily issued by non-government entities.

As a temporary defensive strategy, the Fund may invest some or all of its assets in investment grade debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

The Fund may also buy Treasury bills, notes and bonds, which are all guaranteed by the U.S. government.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by increases in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower).

JUNK BOND RISK
----------------------------------

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. [SIDEBAR]


Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Since the Fund invests primarily in below investment grade securities, an investment in the Fund exposes you to the special risks associated with these securities. Lower-quality debt is considered to be speculative because it's less certain that the issuer will be able to pay interest or repay the principal. These securities are generally more volatile and less liquid than investment grade debt. Lower quality debt securities can also be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry.


To the extent that the Fund invests in the equity markets, you will be subject to the general risks of investing in the stock markets, including the risk that share prices will be driven down gradually or sharply by general conditions in the stock market, or by the performance of an individual company or industry. With respect to the 35% of its total assets that the Fund may invest in foreign securities, you face additional risks. Foreign investments may be affected by political, social and

 36 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN HIGH YIELD BOND FUND


economic developments abroad, differences in auditing and other financial standards, and greater volatility. When the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates, and the risk that a foreign government could regulate foreign exchange transactions.

See the section called Risks and special investment techniques for a discussion of debt and junk bond risks, as well as the foreign market risks of investing in this Fund.

The Fund may invest in zero coupon securities and in PIKs. Since these securities do not pay interest in the form of cash, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.

The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GISC's continuing asset allocation efforts among and within various sectors of the high yield bond markets.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied since it was launched on September 1, 1998. The performance figures shown assume that all dividends and distributions are reinvested in the Fund, but do not include any sales charge you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)

[TOTAL RETURN BAR CHART]


1999                                                                             -0.63
2000                                                                             -6.53


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:


BEST QUARTER
2.15% for the quarter ended June 30, 2000



WORST QUARTER
-6.38% for the quarter ended December 31, 2000. [SIDEBAR]


Returns of Class B, Class C, Class K and Institutional Class shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.


ABOUT OUR FUNDS                                                   PROSPECTUS  37

THE GUARDIAN HIGH YIELD BOND FUND

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the average annual total returns for the one-year period and since inception through December 31, 2000. It compares the Fund's performance with the Lehman Brothers Corporate High Yield Index, an unmanaged index that is generally considered to be representative of the investable universe of the US-denominated high yield debt market. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K or Institutional Class shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                              1 YEAR        SINCE INCEPTION
---------------------------------------------------------------------------
Class A shares                                -10.74%             -1.02%(1)
---------------------------------------------------------------------------
Class B shares                                -10.13%              1.03%(1)
---------------------------------------------------------------------------
Lehman Brothers Corporate High Yield
  Index                                        -5.86%             -0.48%(2)
---------------------------------------------------------------------------


----------------------------------
NOTES


(1) Inception of
    Class A shares: September 1, 1998;
    Class B shares: September 1, 1998.



(2) The return shown in the chart is since September 1, 1998, the date of inception of Class A and Class B shares. [SIDEBAR]



FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                             MAXIMUM SALES              MAXIMUM DEFERRED SALES
                             CHARGE TO BUY           CHARGE TO SELL SHARES, AS A %
                           SHARES, AS A % OF       OF THE ORIGINAL PURCHASE PRICE OR
     SHARE CLASS           THE OFFERING PRICE      SALE PROCEEDS, WHICHEVER IS LOWER
------------------------------------------------------------------------------------
Class A shares                          4.50%                                None(1)
------------------------------------------------------------------------------------
Class B shares                           None                               3.00%(2)
------------------------------------------------------------------------------------
Class C shares                           None                               1.00%(3)
------------------------------------------------------------------------------------
Class K shares                           None                               1.00%(1)
------------------------------------------------------------------------------------
Institutional Class
  shares                                 None                                   None
------------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Contingent deferred sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]

ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                          MANAGEMENT  DISTRIBUTION        OTHER
      SHARE CLASS            FEES     (12b-1) FEES  EXPENSES(2)    TOTAL
--------------------------------------------------------------------------
Class A shares                 0.60%         0.00%       0.63%       1.23%
--------------------------------------------------------------------------
Class B shares                 0.60%         0.75%       1.16%       2.51%
--------------------------------------------------------------------------
Class C shares                 0.60%         0.75%       0.88%       2.23%
--------------------------------------------------------------------------
Class K shares                 0.60%         0.40%       0.61%       1.61%
--------------------------------------------------------------------------
Institutional Class
  shares                       0.60%         0.00%       0.38%       0.98%
--------------------------------------------------------------------------


----------------------------------
NOTES


(1) The fees and expenses in the table do not reflect GISC's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of Class B and Class C shares and 1.25% of the average daily net assets of Class K shares.


(2) Includes Administrative Service Fee of 0.25% for Class A, Class B, Class C and Class K shares. [SIDEBAR]

 38 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN HIGH YIELD BOND FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                        1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ---------------------------------------------------------------------------------
                                       Class A shares                   $  570       $  823        $1,095        $1,872
                                       ---------------------------------------------------------------------------------
                                       Class B shares                   $  554       $  982        $1,435        $2,530
                                       ---------------------------------------------------------------------------------
                                       Class C shares                   $  326       $  697        $1,195        $2,565
                                       ---------------------------------------------------------------------------------
                                       Class K shares                   $  264       $  508        $  876        $1,911
                                       ---------------------------------------------------------------------------------
                                       Institutional Class shares       $  100       $  312        $  542        $1,201
                                       ---------------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                     1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ------------------------------------------------------------------------------
                                       Class A shares                $  570       $  823        $1,095        $1,872
                                       ------------------------------------------------------------------------------
                                       Class B shares                $  254       $  782        $1,335        $2,530
                                       ------------------------------------------------------------------------------
                                       Class C shares                $  226       $  697        $1,195        $2,565
                                       ------------------------------------------------------------------------------
                                       Class K shares                $  164       $  508        $  876        $1,911
                                       ------------------------------------------------------------------------------
                                       Institutional Class shares    $  100       $  312        $  542        $1,201
                                       ------------------------------------------------------------------------------



ABOUT OUR FUNDS                                                   PROSPECTUS  39

THE GUARDIAN
TAX-EXEMPT FUND

OBJECTIVE
THE TAX-EXEMPT FUND seeks to maximize current income exempt from federal income taxes, consistent with the preservation of capital.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in a diversified portfolio of investment grade municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. Municipal obligations are debt securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These bonds are issued to finance public projects such as highways and schools, or to refinance outstanding obligations, obtain funds for general operating expenses, or to provide funds to other public institutions. Interest on these obligations is, in the opinion of the issuer's bond counsel, exempt from federal income tax.


MUNICIPAL DEBT
OBLIGATIONS

----------------------------------
These bonds are issued to finance public projects such as highways and schools, or to refinance outstanding obligations, obtain funds for general operating expenses, or to provide funds to other public institutions. Interest on these obligations is, in the opinion of the issuer's bond counsel, exempt from federal income tax. [SIDEBAR]


There are different types of municipal obligations:

- General obligation bonds, guaranteed by the issuer's full faith, credit and taxing power

- Specific obligation bonds, payable by a special tax or revenue source

- Revenue bonds, guaranteed solely by the corporate entity that issues them

- Notes, or short-term obligations issued in anticipation of a bond sale, collection of taxes or receipt of revenues

- Private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

There is no limit on how much the Fund can invest in each type of municipal obligation, although no more than 20% of the Fund's assets will be held in private activity bonds.

The Fund will primarily invest its assets in municipal securities with remaining maturities of 7 to 25 years. The average maturity of assets held by the Fund may vary substantially, depending on GISC's analysis of the market and the economy.


Bonds must be investment grade when they are purchased. However, a bond may be downgraded after the Fund acquires it. The Fund is not required to sell a bond that has been downgraded, but normally, no more than 10% of its assets will be held in below investment grade bonds. Investment grade securities are bonds that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Rating Group, rate as Baa or BBB or higher, with securities rated Aaa or AAA being the highest quality.


The Fund may concentrate more than 25% of its assets in a single state, or in bonds that pay interest from similar revenue sources. Up to 20% of


 40 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN TAX-EXEMPT FUND

the Fund's net assets may be invested in bonds that pay interest subject to regular federal income tax, or in private activity bonds which are subject to the federal alternative minimum tax (AMT). Since the interest on private activity bonds issued after August 7, 1986 is a tax preference item for the purpose of the AMT, certain shareholders may be subject to AMT liability.

The Tax-Exempt Fund may invest in zero coupon securities, which are sold at a steep discount from their face value but pay no interest. Zero coupon bonds are described in the section called Risks and special investment techniques. The Fund may also purchase tax-exempt floating and variable rate demand notes and bonds. These securities include master demand notes, which are frequently secured by letters of credit, but have no established secondary market.

THE PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all mutual funds, the value of your investment could decline so you could lose money. An investment in the Fund exposes you to the general risks of investing in debt markets. These include interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates), credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest), and prepayment risk (the risk that debt obligations will be prepaid when interest rates are lower.) See the section called Risks and special investment techniques for information on the debt risks associated with investing in this Fund.

As the Fund's average weighted maturity increases, its securities become more sensitive to changes in interest rates, increasing the potential volatility of Fund share values.

The Fund may invest in zero coupon securities. Since these securities do not pay interest, they fluctuate more in value than other interest-bearing securities. For more information, see Risks and special investment techniques.

Future changes in federal tax laws or the activity of an issue may adversely affect the tax-exempt status of interest on municipal bonds in this Fund. GISC relies on the issuers' bond counsel for advice on the tax status of the bonds, without independent verification.

Bonds in the Fund's portfolio which are downgraded present extra risks because the issuer is less likely to repay the interest and principal than issuers of higher-quality bonds. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer's financial condition or stresses in its industry. While the Fund does not expect to have a significant portion of its assets in lower-quality debt, you should review the risks of lower-quality debt investments in the section called Risks and special investment techniques.

ABOUT OUR FUNDS                                                   PROSPECTUS  41

THE GUARDIAN TAX-EXEMPT FUND


The Fund may experience a relatively high portfolio turnover which will result in greater transaction costs, as well as increased short-term capital gains or losses. This is primarily attributable to GISC's continuing asset allocation efforts, for example, replacing short-term commercial paper with larger blocks of municipal obligations.

HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied since it was launched on February 16, 1993. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but they do not include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)
[TOTAL RETURNS BAR CHART]


1994                                                                             -8.98
1995                                                                             14.59
1996                                                                              3.62
1997                                                                              8.74
1998                                                                              6.11
1999                                                                             -3.29
2000                                                                             12.28


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
6.21% for the quarter ended March 31, 1995.

WORST QUARTER
(7.98)% for the quarter ended March 31, 1994.[SIDEBAR]

Returns of Class C shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

 42 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN TAX-EXEMPT FUND

AVERAGE ANNUAL TOTAL RETURNS


This table provides some indication of the risks of investing in the Fund by showing the Fund's average annual total returns for the 1 and 5-year periods and since inception through December 31, 2000. It compares the Fund's performance with the Lehman Municipal Bond Index, an index that is generally considered to be representative of U.S. municipal bond market activity. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. Past results do not necessarily indicate how the Fund will perform in the future.



                                    1 YEAR       5 YEARS       SINCE INCEPTION
------------------------------------------------------------------------------
Class A shares                       7.29%         4.41%              4.23%(1)
------------------------------------------------------------------------------
Lehman Municipal Bond Index         11.62%         5.83%              6.34%(2)
------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Inception of Class A shares: February 16, 1993.



(2) The return shown in the chart since February 16, 1993, the date of inception of Class A shares. [SIDEBAR]



FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                                                         MAXIMUM DEFERRED SALES
                               MAXIMUM SALES           CHARGE TO SELL SHARES, AS
                               CHARGE TO BUY          A % OF THE ORIGINAL PURCHASE
                             SHARES, AS A % OF          PRICE OR SALE PROCEEDS,
     SHARE CLASS             THE OFFERING PRICE            WHICHEVER IS LOWER
----------------------------------------------------------------------------------
Class A shares                            4.50%                            None(1)
----------------------------------------------------------------------------------
Class C shares                             None                           1.00%(2)
----------------------------------------------------------------------------------


----------------------------------
NOTES

(1) Purchases of $1 million or more of Class A shares will be subject to a contingent deferred sales charge if such shares are redeemed within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(2) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]


ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)



                         MANAGEMENT  DISTRIBUTION     OTHER
      SHARE CLASS           FEES     (12b-1) FEES  EXPENSES(2)   TOTAL
------------------------------------------------------------------------
Class A shares                0.50%         0.00%      0.45%       0.95%
------------------------------------------------------------------------
Class C shares                0.50%         0.75%      0.71%       1.96%
------------------------------------------------------------------------


----------------------------------
NOTES

(1) The fees and expenses shown do not reflect GISC's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Class A shares of the Fund and 1.60% of the average daily net assets of the Class C shares of the Fund.

(2) Includes Administrative Service Fee of 0.25%. [SIDEBAR]


ABOUT OUR FUNDS                                                   PROSPECTUS  43

THE GUARDIAN TAX-EXEMPT FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $543         $739         $  952        $1,564
                                       ----------------------------------------------------------------------------
                                       Class C shares               $299         $615         $1,057        $2,285
                                       ----------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ----------------------------------------------------------------------------
                                       Class A shares               $543         $739         $  952        $1,564
                                       ----------------------------------------------------------------------------
                                       Class C shares               $199         $615         $1,057        $2,285
                                       ----------------------------------------------------------------------------


 44 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN
CASH MANAGEMENT FUND


OBJECTIVE

THE CASH FUND seeks as high a level of current income as is consistent with liquidity and preservation of capital.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Cash Fund invests in money market instruments denominated in U.S. dollars. The Fund primarily selects investments that present minimal credit risks, as determined by GISC, the Fund's adviser, in accordance with guidelines established by the Board of Trustees. The guidelines prescribe that the instruments acquired by the Cash Fund be rated within the highest short-term ratings categories assigned by nationally recognized statistical ratings organizations. The Fund primarily invests in securities that have received the highest short-term ratings from at least two of these organizations (or that received the highest rating from the single ratings organization assigning a rating -- "First Tier" securities). No more than 5% of the value of the Fund's total assets may be invested in securities rated lower than "First Tier".

The Cash Fund may also invest in commercial paper which is not required to be registered under the federal securities laws.

The Fund selects investments that have terms of 13 months or less, or which have a rate of interest that is readjusted at least once every 13 months. These investments include U.S. government securities, such as Treasury bills or bonds, commercial paper, repurchase agreements, as well as certificates of deposit and short-term obligations issued by banks or savings and loan associations. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for the U.S. government.

Up to 25% of the Fund's net assets may be invested in U.S. dollar denominated certificates of deposit issued by foreign branches of U.S. banks and by U.S. branches of foreign banks -- provided that each bank's net worth is at least $100 million. Certificates of deposit are debt instruments that usually pay interest.

NOT INSURED OR GUARANTEED
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. [SIDEBAR]


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Fund assets are valued at "amortized cost." See the section called Calculation of net asset value.


ABOUT OUR FUNDS                                                   PROSPECTUS  45

THE GUARDIAN CASH MANAGEMENT FUND

THE PRINCIPAL RISKS OF INVESTING IN THE FUND


As with all mutual funds, the value of your investment could decline so you could lose money. The return on money market instruments is typically lower than the return on stocks or bonds. Modest additional investment risk is involved in holding securities which are not "First Tier" securities which are less liquid and fluctuate more in value.



The Fund is subject to income risk, which is the risk that the income received by the Fund may decrease as a result of a decline in interest rates. The Fund's income is based on short-term interest rates, which may fluctuate over short periods of time. In addition, the Fund may be subject to interest rate risk (the risk that a debt obligation's price will be adversely affected by changes in interest rates) and credit risk (the risk that the issuer of the debt obligation will fail to repay principal and interest). See the section called Risks and special investment techniques for a discussion of interest rate and credit risks.


HOW THE FUND HAS PERFORMED

The bar chart below provides some indication of the risks of investing in the Fund by showing how its performance has varied from year to year over the last 10 years. The performance figures shown assume that all dividends and distributions are reinvested in the Fund but don't include sales charges you pay when you buy or sell shares. If the sales charge were included, the returns shown would be lower. No Class K shares were outstanding during 2000. Past results do not necessarily indicate how the Fund will perform in the future.

YEAR-BY-YEAR RETURNS
TOTAL RETURNS FOR CLASS A SHARES
(Years ended December 31)
[TOTAL RETURNS BAR CHART]


1991                                                                             5.70
1992                                                                             3.06
1993                                                                             2.15
1994                                                                             3.48
1995                                                                             5.22
1996                                                                             4.62
1997                                                                             4.81
1998                                                                             4.76
1999                                                                             4.45
2000                                                                             5.69


HIGHEST AND LOWEST
QUARTERS
During the period shown in the bar chart, the highest and lowest returns, respectively, for a quarter were:

BEST QUARTER
1.50% for the quarter ended March 31, 1991.

WORST QUARTER
0.46% for the quarter ended March 31, 1993. [SIDEBAR]

Returns of Class B, Class C and Class K shares would be different from the returns depicted in the bar chart because they have expenses that differ from those of Class A shares.

 46 PROSPECTUS                                                   ABOUT OUR FUNDS

THE GUARDIAN CASH MANAGEMENT FUND

AVERAGE ANNUAL TOTAL RETURNS


This table shows the Fund's average annual total returns for the periods ending December 31, 2000. Returns are stated assuming deduction of the maximum sales charge for each class. Class C information is not provided because as of the date of this Prospectus, Class C shares have not completed one calendar year of operations. No Class K shares were outstanding in 2000. Past results do not necessarily indicate how the Fund will perform in the future.



                                                                     10 YEARS,
                                                                     OR SINCE
                                          1 YEAR       5 YEARS       INCEPTION
------------------------------------------------------------------------------
Class A shares                            0.93%          3.90%           3.90%
------------------------------------------------------------------------------
Class B shares                            2.29%            n/a        4.10%(1)
------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Inception of
    Class B shares: May 1, 1996. [SIDEBAR]


FEES AND EXPENSES

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

FEES YOU PAY DIRECTLY


                                                         MAXIMUM DEFERRED SALES
                                                        CHARGE TO SELL SHARES, AS
                                 MAXIMUM SALES             A % OF THE ORIGINAL
                                 CHARGE TO BUY           PURCHASE PRICE OR SALE
                               SHARES, AS A % OF         PROCEEDS, WHICHEVER IS
      SHARE CLASS              THE OFFERING PRICE                 LOWER
---------------------------------------------------------------------------------
Class A shares                               None                       None(1)
---------------------------------------------------------------------------------
Class B shares                               None                      3.00%(2)
---------------------------------------------------------------------------------
Class C shares                               None                      1.00%(3)
---------------------------------------------------------------------------------
Class K shares                               None                      1.00%(1)
---------------------------------------------------------------------------------


----------------------------------
NOTES


(1) Sales charge applies for Class K shares and purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.


(2) Maximum sales charge declines to 2% if shares are sold in years 3 or 4 after purchase; 1% in years 5 or 6; and zero in year 7 and beyond.

(3) Sales charge applies for shares sold within one year of purchase. [SIDEBAR]




ANNUAL FEES AND EXPENSES DEDUCTED FROM THE FUND'S ASSETS(1)
(as a percentage of average net assets)


                         MANAGEMENT  DISTRIBUTION     OTHER
                            FEES     (12b-1) FEES  EXPENSES(2)   TOTAL
------------------------------------------------------------------------
Class A shares                0.50%         0.00%       0.42%      0.92%
------------------------------------------------------------------------
Class B shares                0.50%         0.75%       0.52%      1.77%
------------------------------------------------------------------------
Class C shares                0.50%         0.75%       0.48%      1.73%
------------------------------------------------------------------------
Class K shares                0.50%         0.40%       0.46%      1.36%
------------------------------------------------------------------------


----------------------------------
NOTES


(1) The fees and expenses in the table do not reflect GISC's assumption of ordinary operating expenses that exceed 0.85% of the average daily net assets of the Fund's Class A shares, 1.60% of the average daily net assets of the Fund's Class B and Class C shares, and 1.25% of the average daily net assets of the Fund's Class K shares.


(2) Includes Administrative Service Fee of 0.25%. [SIDEBAR]


ABOUT OUR FUNDS                                                   PROSPECTUS  47

THE GUARDIAN CASH MANAGEMENT FUND
EXAMPLE

The example on the right allows you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 at the start of the periods shown

- your investment has a 5% return each year

- the Fund's operating expenses do not change.

The ten-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase.

                             Using these assumptions the costs of investing in the Fund would be as shown in the table below. Your actual costs may be higher or lower than those reflected here.

                             If you SOLD ALL of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ---------------------------------------------------------------------------
                                       Class A shares             $  188       $  587        $1,019        $ 2,263
                                       ---------------------------------------------------------------------------
                                       Class B shares             $  480       $  757        $1,059        $ 1,860
                                       ---------------------------------------------------------------------------
                                       Class C shares             $  276       $  545        $  939        $ 2,041
                                       ---------------------------------------------------------------------------
                                       Class K shares             $  238       $  431        $  745        $ 1,635
                                       ---------------------------------------------------------------------------


                             If you DID NOT SELL ANY of your shares at the end of the periods shown, the costs of investing in the Fund would be:


                                                                  1 YEAR       3 YEARS       5 YEARS      10 YEARS
                                       ---------------------------------------------------------------------------
                                       Class A shares             $  188       $  587        $1,019        $ 2,263
                                       ---------------------------------------------------------------------------
                                       Class B shares             $  180       $  557        $  959        $ 1,860
                                       ---------------------------------------------------------------------------
                                       Class C shares             $  176       $  545        $  939        $ 2,041
                                       ---------------------------------------------------------------------------
                                       Class K shares             $  138       $  431        $  745        $ 1,635
                                       ---------------------------------------------------------------------------


 48 PROSPECTUS                                                   ABOUT OUR FUNDS

RISKS AND SPECIAL INVESTMENT TECHNIQUES

WE'VE ALREADY BRIEFLY DESCRIBED the principal risks of investing in each Fund in The Park Avenue Portfolio. In this section of the prospectus, we describe the risks in more detail, as well as some of the special investment techniques the Funds' advisers expect to use for one or more of the Funds.

PRINCIPAL RISKS TO INVESTORS

STOCK MARKET RISKS
Applies to: Park Avenue, Small Cap, Asset Allocation, S&P 500 Index, International and Emerging Markets Funds

You could lose money in connection with a Fund's equity investments, or a Fund's performance could fall below that of other possible investments, if any of the following occurs:

- the U.S. or a foreign stock market declines

- stocks are temporarily out of favor relative to bonds or cash

- an adverse event such as negative press reports about a company in the Fund's portfolio depresses the value of the company's stock

- the investment adviser's judgment about the value or potential appreciation of a particular stock proves to be incorrect

- companies pay lower stock dividends than expected, or pay no dividends at all.

SMALL COMPANY RISKS

Applies to: Park Avenue, Small Cap, International and Emerging Markets Funds

In addition to the general risks of investing in the stock markets, there are special risks associated with investing in small companies. Small companies may have limited product lines, markets or financial resources. They may depend on a small number of people to manage the company. Buying and selling shares of small companies may be more difficult than it is for larger companies because there are fewer shares available, and they tend to trade less frequently. There may be less publicly available information about these companies, which may prolong the time it takes for a company's share price to match its underlying value. Share prices of small company stocks may fluctuate more dramatically than those of larger companies.

DEBT RISKS

Applies to: Asset Allocation, Emerging Markets, Bond, High Yield, Tax-Exempt and Cash Management Funds

You could lose money in connection with a Fund's debt investments, or a Fund's performance could fall below that of other possible investments, if any of the following occur:

- interest rates rise, causing the market values of debt securities in the Fund to fall ("interest rate risk")

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  49

- the issuer of a debt security in the Fund defaults on its obligation to pay principal or interest, has its credit rating downgraded, or is perceived by the market to be less creditworthy ("credit risk")

- as a result of declining interest rates, the issuer of a security exercises its right to prepay principal, forcing the Fund to reinvest in lower-yielding securities ("prepayment risk")

- as a result of rising interest rates, the issuer of a security exercises its right to pay principal later than scheduled, which will lock in a below-market interest rate and reduce the value of the security ("extension risk")

- the investment adviser's judgment about the value or potential appreciation of a particular bond proves to be incorrect ("manager's selection risk").

Interest rate risk


The value of the debt obligations in the Funds may vary according to changes in interest rates. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Usually the price of bonds that must be repaid over longer time periods fluctuate more than shorter-term bonds. Some debt securities, such as zero coupon bonds, pay-in-kind securities (which make interest payments in additional securities) and mortgage-backed and asset-backed securities, may be more sensitive to interest rate changes than other bonds. If an instrument has a variable rate of interest and a change in the market rate occurs, there may be a delay before the coupon rate is affected, and this could adversely affect a Fund's performance.


Credit risk


Investors face the risk that the issuer of debt cannot pay interest or principal on the money owed. U.S. government securities are substantially protected from financial or credit risk since they are backed by the full faith and credit of the U.S. government. However, certain agency obligations, while of the highest credit quality, do not have this guarantee.


 50 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

Prepayment and extension risk


There is also the possibility that a debt security could be repaid or "called" before the money is due, and that the proceeds could be invested at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid. Conversely, extension risk is the possibility that in an environment of rising interest rates, expected prepayments will not be made, with the result that the security's life will become longer than anticipated. Typically, the security's value will drop when this occurs.


JUNK BOND RISK

Applies to: Asset Allocation Fund, Emerging Markets, Bond, High Yield and Tax-Exempt Funds

Junk bonds are below investment grade bonds rated as Ba1 or BB+ and lower, and are also known as high-yield bonds. They may be issued by companies without a long track record of sales and earnings, or those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt obligations are particularly susceptible to the risk of default or price changes because of changes in the issuer's creditworthiness. These securities may also be less liquid, making it more difficult for the Fund to dispose of them. To the extent a Fund's portfolio is more heavily weighted toward investment in investment grade securities of lower quality, similar issues arise.

Lower-quality debt can be particularly sensitive to changes in the economy, the financial situation of the issuer, or trouble in the issuer's industry. If the issuer defaults on the loan, the investor could face the additional cost of the effort to recover some or all of the money. When the economy is uncertain, the price of these securities could fluctuate more dramatically than the price of higher-rated debt. It may also be difficult for a Fund to sell these securities at the time it sees fit.

Junk bonds usually pay a higher interest rate than investment grade bonds, but also involve greater risks. You could lose money in connection with a Fund's investments in junk bonds, or the Fund's performance could fall below that of other possible investments, because junk bonds:

- are speculative and have a higher risk of default

- tend to react more to changes in interest rates than higher-rated securities

- tend to be less liquid, and may be more difficult to value

- are issued by entities whose ability to make principal and interest payments are more likely to be affected by changes in economic conditions or other circumstances.

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  51

FOREIGN MARKET RISKS


Applies to: Park Avenue, Small Cap, Asset Allocation, S&P 500 Index International, Emerging Markets, Bond and High Yield Funds


Investing in foreign markets, particularly those of emerging markets (see the section called Emerging market risk below), involves additional risks. Foreign securities may be affected by political, social and economic developments abroad. Financial markets in foreign countries may be less liquid or more volatile than U.S. markets. Less information may be available about foreign company operations, and foreign countries may impose taxes on income from sources in such countries, or may enact confiscatory taxation provisions targeted to certain investors. Government regulations and accounting standards may be less stringent as well. Brokerage commissions and custodial fees for foreign investments are often higher than those for investments in U.S. securities. Changes in exchange rates can adversely affect the value of foreign securities and their dividends or earnings, irrespective of the underlying performance.

You could lose money on your investment, or the Fund in which you have invested may not perform as well as other investments, if:

- in a changing market, the Fund is unable to sell securities at the desired times, amounts or at prices it considers reasonable

- stock prices in countries selected by the Fund decline

- the government of a country selected by the Fund imposes restrictions on currency conversion or trading

- relationships between countries selected by the Fund change and have a negative impact on stock or currency values.

Many countries in which a Fund invests have markets that are less liquid, more volatile, and less subject to governmental supervision than the U.S. markets. Public information about a foreign security or issuer may be less available than in the U.S. Unfavorable political, economic or regulatory factors, including foreign taxation, may affect an issuer's ability to repay principal or interest. In the event of a default on any foreign obligation, it may be difficult legally to obtain or to enforce a judgment against the issuer.

Foreign securities (other than ADRs) typically are traded on the applicable country's principal stock or bond exchange, but may also be traded on regional exchanges or over-the-counter. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

A country that exports only a few commodities or depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

 52 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

Investing in foreign securities also is subject to currency risk, which is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. Currency fluctuations may negatively impact a Fund's portfolio even if the foreign stock has not declined in value.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs) are also subject to currency risks. Specifically, changes in the value of the currency in which the security underlying a depositary receipt is denominated, relative to the U.S. dollar, may adversely affect the value of the depositary receipt.

EMERGING MARKET RISK

Applies to: International, Emerging Markets and High Yield Funds

Emerging market countries may have higher relative rates of inflation than developed countries, and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of a Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for a Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted. If this happens, an affected Fund may ask the Securities and Exchange Commission for permission to suspend the sale of the Fund's shares during the emergency. Prior to receipt of the SEC's determination, portfolio securities in the affected markets would be priced at fair value as determined in good faith by, or under the direction of, the Trustees.

DIVERSIFICATION RISK


Applies to: All Funds, except Cash Management Fund


In order to meet a Fund's investment objectives, the investment adviser must try to determine the proper mix of securities that will maximize the Fund's return. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Fund's overall objective.

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  53

With respect to the S&P 500 Index Fund, in order to meet the Fund's investment objectives, the investment adviser must try to replicate the mix of securities included in the index. The index may not contain the appropriate mix of securities for any particular economic cycle. The timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund.

PORTFOLIO TURNOVER

Applies to: All Funds


Portfolio turnover refers to the rate at which the securities held by a Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which will reduce the Fund's return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. In addition, Park Avenue, S&P 500 Index, Bond, and Cash Management Funds serve as underlying funds in which the Asset Allocation Fund invests. Purchases and redemptions by the Asset Allocation Fund might affect the portfolio turnover rate for the underlying funds.


SPECIAL INVESTMENT TECHNIQUES

AMERICAN DEPOSITARY RECEIPTS (ADRs), EUROPEAN DEPOSITARY RECEIPTS (EDRs) AND GLOBAL DEPOSITARY RECEIPTS (GDRs)

Applies to: Park Avenue, Small Cap, Asset Allocation, S&P 500 Index, International, Emerging Markets, and High Yield Funds


The Funds may invest in securities of U.S. or foreign companies which are issued or settled overseas in the form of ADRs, EDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company which represents, and may be converted into, a foreign security. An EDR or GDR is similar, but is issued by a European bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

BORROWING

Applies to: All Funds

The Funds may borrow money for temporary emergency purposes, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will maintain assets in a segregated account to cover its repayment obligation. The Investment Company Act of 1940 (the 1940 Act) limits borrowings to 33 1/3% of a mutual fund's total assets. Each Fund may commit this or a lesser amount to borrowings, as set forth in the Statement of Additional Information.

 54 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

CONVERTIBLE SECURITIES

Applies to: Park Avenue, Small Cap, Asset Allocation, S&P 500 Index, International, Emerging Markets and High Yield Funds

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

Applies to: Asset Allocation, Bond and High Yield Funds

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different mortgage pools. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Whenever a Fund enters into a dollar roll or reverse repurchase transaction, it maintains segregated assets -- typically U.S. government securities or liquid, unencumbered securities -- whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Although dollar rolls and reverse repurchase agreements are considered leveraged transactions by the Securities and Exchange Commission, GISC believes that they do not present the risks associated with other types of leveraged transactions. The Securities and Exchange Commission also has taken the position that these transactions are borrowings within the meaning of the 1940 Act. See Borrowings, above.

FINANCIAL FUTURES CONTRACTS

Applies to: Asset Allocation, S&P 500 Index, International, Emerging Markets, Bond, High Yield and Tax-Exempt Funds

A Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. If the Fund's adviser misjudges the direction of interest rates or markets, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made, since a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Applies to: Park Avenue, Small Cap, Asset Allocation, International, Emerging Markets and High Yield Funds

The Funds may use these contracts to try to manage the risk of changes in currency exchange rates. A forward foreign currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the adviser's ability

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  55
to predict how the U.S. dollar will fare against the foreign currency. The Funds use these contracts to try to hedge against adverse exchange rate changes, and not for speculative purposes, but there is no guarantee of success.

ILLIQUID SECURITIES AND EXEMPT COMMERCIAL PAPER

Applies to: All Funds, except S&P 500 Index Fund

Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws (unless they are exempt from registration, as noted in the following paragraph), or are otherwise viewed as illiquid by the Securities and Exchange Commission. Repurchase agreements which mature in more than seven days, certain variable rate master demand notes and over-the-counter options are treated as illiquid securities. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect a Fund's ability to calculate its net asset value or manage its portfolio. The Statement of Additional Information sets out the upper limit for each Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Securities which qualify under an exemption from registration under federal securities laws for resales to institutional investors may be treated by the Funds as liquid. If the Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

INVESTMENT GRADE SECURITIES

Applies to: All Funds, except S&P 500 Index Fund

Investment grade securities are bonds or convertible preferred stock that nationally recognized statistical ratings organizations, such as Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, rate as Aaa or AAA (the highest quality) to Baa or BBB.

MONEY MARKET INSTRUMENTS

Applies to: All Funds

From time to time, the Funds may invest a portion of their assets in money market instruments. These are short-term debt instruments, which are written promises to repay debt within a year. They include Treasury bills and certificates of deposit, and they are characterized by safety and liquidity, which means they are easily convertible into cash. Money market instruments may be used by the Funds for cash management or temporary defensive purposes.

 56 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

OPTIONS

Applies to: Asset Allocation, S&P 500 Index, International, Emerging Markets, Bond, High Yield and Tax-Exempt Funds

The Funds may purchase or sell options to buy or sell securities, indices of securities or financial futures contracts within a specified future period. The owner of an option has the right to buy or sell the underlying instrument at a set price, by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the adviser misjudges the direction of the market for a security, a Fund could lose money by using options -- more money than it would have lost by investing directly in the security.

PAY-IN-KIND SECURITIES

Applies to: High Yield Fund

The Fund may purchase pay-in-kind securities (PIKs). These are debt securities that make periodic interest payments in additional securities.

PRIVATIZATIONS

Applies to: International and Emerging Markets Funds

Some foreign governments have begun programs to divest all or part of their interests in government owned or controlled enterprises. These programs are known as privatizations. Investing in these enterprises may offer significant opportunities for capital appreciation. However, foreign investors such as a Fund may be limited to terms less advantageous than those offered to local investors. There is no assurance that foreign governments will continue to privatize enterprises, or that these programs will be successful.

REPURCHASE AGREEMENTS

Applies to: All Funds

In a repurchase agreement transaction, a Fund purchases a debt security and obtains a simultaneous commitment from the selling bank or securities dealer to repurchase that debt security at an agreed time and price, reflecting a market rate of interest. Repurchase agreements are fully collateralized by U.S. government securities, bank obligations and cash or cash equivalents. Costs, delays or losses could result if the seller became bankrupt or was otherwise unable to complete the repurchase agreement. To minimize this risk, the investment adviser evaluates the creditworthiness of potential repurchase agreement counterparties using guidelines adopted by the Board of Trustees.

RISKS AND SPECIAL INVESTMENT TECHNIQUES                           PROSPECTUS  57

SECURITIES LENDING

Applies to: Small Cap, Asset Allocation, S&P 500 Index, Emerging Markets, Bond, High Yield and Tax-Exempt Funds

The Funds may lend their portfolio securities to securities dealers, banks and other institutional investors to earn additional income.

These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities, although lending fees may be paid to the borrower. The lending of portfolio securities is limited to 33 1/3% of the value of a Fund's total assets.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

Applies to: Small Cap, Asset Allocation, International, Emerging Markets, Bond, High Yield and Tax-Exempt Funds

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment. The Funds engage in these transactions to acquire securities that are appropriate for their portfolios at favorable prices or yields. They do not engage in these transactions to speculate on interest rate changes.

YANKEE SECURITIES

Applies to: Bond and High Yield Funds

The Funds may invest in so-called Yankee securities. These are debt securities issued by non-U.S corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

ZERO COUPON BONDS

Applies to: Bond, High Yield and Tax-Exempt Funds

The Funds may invest in zero coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value, and become due only on maturity. Because zero coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero coupons fall more rapidly than securities paying interest on a current basis, because the zero coupons are locked into rates of reinvestment that become less attractive the further rates rise. The converse is true when interest rates fall.

OTHER

Applies to: All Funds

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objectives or regulatory and federal tax considerations.

 58 PROSPECTUS                           RISKS AND SPECIAL INVESTMENT TECHNIQUES

FUND MANAGEMENT

THE MANAGEMENT and affairs of The Park Avenue Portfolio are supervised by its Board of Trustees.

THE FUNDS' INVESTMENT ADVISERS

Guardian Investor Services Corporation (GISC) is the adviser for all of the Funds in The Park Avenue Portfolio, except for the two international Funds. GISC is wholly owned by The Guardian Life Insurance Company of America (Guardian
Life), a New York mutual insurance company. GISC is located at 7 Hanover Square, New York, New York 10004. GISC buys and sells securities, selects brokers to effect transactions, and negotiates brokerage fees. GISC is the adviser to several other mutual funds sponsored by Guardian Life, and it is the underwriter and distributor of all the Funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (GIAC).

The two international funds are The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund. The adviser for these Funds is Guardian Baillie Gifford Limited (GBG), an investment management company based in Edinburgh, Scotland. GBG is responsible for the overall investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by Baillie Gifford Overseas Limited (BG Overseas), which is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K. BG Overseas is the sub-adviser for the two Funds. GBG is a member of and regulated by IMRO, an international regulator of investment advisory firms. GBG, BG Overseas and Baillie Gifford & Co. are all located at 1 Rutland Court, Edinburgh, EH3 8EY.

FUND MANAGEMENT                                                   PROSPECTUS  59

You will find the annual management fees that the Funds paid last year to their investment adviser in the table below.

                  FUND                    MANAGEMENT FEE(1)       PAID TO
-------------------------------------------------------------------------
Park Avenue                                          0.50%           GISC
-------------------------------------------------------------------------
Small Cap                                            0.75%           GISC
-------------------------------------------------------------------------
Asset Allocation
(after voluntary management fee waivers)             0.50%(2)        GISC
-------------------------------------------------------------------------
S&P 500 Index                                        0.25%           GISC
-------------------------------------------------------------------------
International                                        0.80%            GBG
-------------------------------------------------------------------------
Emerging Markets                                     1.00%            GBG
-------------------------------------------------------------------------
Bond                                                 0.50%           GISC
-------------------------------------------------------------------------
High Yield                                           0.60%           GISC
-------------------------------------------------------------------------
Tax-Exempt                                           0.50%           GISC
-------------------------------------------------------------------------
Cash Management                                      0.50%           GISC
-------------------------------------------------------------------------

(1) Annual fees as a percentage of average net assets


(2) The Asset Allocation Fund is authorized to pay GISC an annual advisory fee of 0.65% of average daily net assets. However, GISC has undertaken that while this Fund is operated as a "fund of funds", the effective annual advisory fee rate paid by shareholders for advisory services will be no more than 0.50% of average daily net assets.


PORTFOLIO MANAGERS

PARK AVENUE FUND


The Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life.


 60 PROSPECTUS                                                   FUND MANAGEMENT

SMALL CAP FUND


The Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life. Each team member has specific responsibilities with respect to sector analysis, overall sector allocations and strategic direction.


ASSET ALLOCATION FUND


Jonathan C. Jankus, CFA, is responsible for allocating assets for this Fund. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus joined Guardian Life in 1995.


S&P 500 INDEX FUND


Jonathan C. Jankus, CFA, has been the Fund's portfolio manager since its inception. He has been a Managing Director of Guardian Life since March 1998. Mr. Jankus is also responsible for allocating assets in the Asset Allocation Fund.


INTERNATIONAL FUND


R. Robin Menzies has been in charge of the geographical diversification of the International Fund's assets since its inception in 1993. Investment teams at BG Overseas make the securities selections for the International Fund, and an investment policy committee of the firm reviews geographical allocations and presents recommendations to Mr. Menzies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co.


EMERGING MARKETS FUND


Edward H. Hocknell has been in charge of the geographical diversification of the Emerging Markets Fund's assets since its inception in 1997. Investment teams at BG Overseas make the securities selections for the Fund, and an investment policy committee of the firm reviews the geographical allocations and presents recommendations to Mr. Hocknell. Mr. Hocknell is a director of BG Overseas, and became partner of Baillie Gifford & Co. in May 1998. He has been with Baillie Gifford & Co. since 1992.


BOND FUND


Thomas G. Sorell, CFA, and Howard W. Chin have managed the Bond Fund since January 1998. Mr. Sorell has served as sole or co-portfolio manager of the Bond Fund's assets since January 1997. He has been a Senior Managing Director of Guardian Life since 2000, and before that he was Vice President. Mr. Sorell, who joined Guardian Life in 1994, also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries.


FUND MANAGEMENT                                                   PROSPECTUS  61

Mr. Chin has been a Managing Director of Guardian Life since 1997. He also manages part of the fixed income assets of Guardian Life and fixed income assets for other Guardian subsidiaries. Before joining Guardian Life, he worked as vice president and senior mortgage strategist at Goldman Sachs & Co. beginning in 1993.


HIGH YIELD FUND

The High Yield Fund is managed jointly by Thomas G. Sorell, CFA, and Peter J. Liebst.


Mr. Liebst has been a Managing Director of Guardian Life since 1998. Before joining Guardian Life Mr. Liebst was vice president and associate high yield portfolio manager at Van Kampen American Capital Investment Advisory Corporation beginning in 1993.



Mr. Sorell is also co-manager of the Bond Fund, and has been Senior Managing Director of Guardian Life since 2000.


TAX-EXEMPT FUND AND CASH MANAGEMENT FUND


Both Funds are managed by Alexander M. Grant, Jr. He has managed the Tax-Exempt Fund since December 1993 and the Cash Fund since 1986. Mr. Grant has been Managing Director of Guardian Life since March 1999, and has managed Guardian Life's tax-exempt assets since 1993.


 62 PROSPECTUS                                                   FUND MANAGEMENT

MANAGING YOUR ACCOUNT

TYPES OF SHARES AVAILABLE

We offer five types of shares within The Park Avenue Portfolio: Class A, Class B, Class C, Class K and Institutional Class. For each class, expenses and sales charges vary. Based on the amount you plan to invest, and how long you plan to hold your shares, you select the class of shares that is best suited to you. Not all Funds offer all classes of shares.

EXPENSES

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales charge), and expenses that are deducted from fund assets.

EXPENSES YOU PAY DIRECTLY

There is a one-time fee that you may pay upon either purchase or sale of Class A, Class B, Class C or Class K shares. At purchase it is called an initial (or "front-end") sales charge; at sale, a deferred (or "back-end") sales charge. These charges cover our cost of selling the Fund to you. It doesn't cover any fee your broker or agent may charge for helping you buy your Funds.

EXPENSES YOU PAY THROUGH THE FUNDS

The costs of managing and administering a Fund are spread equally among shareholders of each class of shares. These operating costs cover such things as custody, auditing, administrative expenses, fees and expenses of Trustees, as well as the advisory fees of the Fund's investment adviser -- the people making informed investment decisions for your Fund.

Administrative expenses are for services such as providing office space, equipment and personnel, maintenance of shareholder accounts, responding to shareholder inquiries, assisting in the processing of shareholder transactions, and other services. Each of the Funds pays GISC an administrative service fee for these services. The Park Avenue Fund pays this fee at an annual rate of 0.25% of the average daily net assets of those Class A, Class B, Class C and Class K Fund assets for which a "dealer of record" has been designated. The other Funds pay this fee at an annual rate of 0.25% of their respective average daily net assets in Class A, Class B, Class C and Class K shares.

12b-1 FEES

Applies to the Class C shares of all the Funds, and to the Class B and Class K shares of: Park Avenue, Small Cap, Asset Allocation, S&P 500 Index, International, Emerging Markets, Bond, High Yield and Cash Funds

The Portfolio has adopted plans under Rule 12b-1 under the 1940 Act that permits shareholders to pay distribution fees for the sale and distribution of Class B, Class C and Class K shares. Each Fund with Class B or Class C shares is authorized to pay a monthly fee at an annual rate of up to 0.75% of average daily net assets of the Fund's Class B or Class C shares. Each Fund with Class K shares is authorized to pay a monthly fee at an annual rate of 0.40% of average daily net assets of the Fund's Class K shares. This fee, called a 12b-1 fee, is paid as compensation for distribution-related services provided to that class of shares of that Fund. These fees are paid out of assets on an ongoing basis, so they will increase the cost of your investment and may cost you more than paying other types of sales charges. [SIDEBAR]


MANAGING YOUR ACCOUNT                                             PROSPECTUS  63

                               FRONT-                              BACK-
                                 END              12b-1             END
--------------------------------------------------------------------------
Class A shares                      Yes              No              No(1)
--------------------------------------------------------------------------
Class B shares                       No             Yes                Yes
--------------------------------------------------------------------------
Class C shares                       No             Yes                Yes
--------------------------------------------------------------------------
Class K shares                       No             Yes                Yes
--------------------------------------------------------------------------
Institutional Class shares           No              No                 No
--------------------------------------------------------------------------


(1) A deferred sales charge will apply to purchases of $1 million or more if redeemed within 18 months of purchase.


CHOOSING A SHARE CLASS


You can choose from five share classes when you purchase a Fund: Class A, Class B, Class C, Class K or the Institutional Class, although Class K and the Institutional Class are available only to certain institutional investors or qualified retirement plans, such as 401(k) plans. Not all Funds offer all classes of shares.


The different share classes have different expense structures. You should choose the cost structure that best meets your needs. Some factors to consider are: the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the sales charge is deducted from the amount you invest, unless you qualify for a sales charge waiver. This means that less money will be invested immediately. Class B, Class C and Class K shares do not have initial sales charges, but you may pay a deferred sales charge, and you will have higher ongoing operating expenses than you would with Class A shares. You should also bear in mind that Class B shares automatically convert to Class A shares after approximately 8 years. Class C shares and Class K shares do not convert to another class.

The Tax-Exempt Fund and the Cash Fund do not offer Institutional Class shares. The Tax-Exempt Fund does not offer Class B or Class K shares. Class A and Class C shares are available in all the Funds.


The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund's expenses in the section called About our Funds. You should also consider the effects of any sales charge waivers available which are described in the Statement of Additional Information.


 64 PROSPECTUS                                             MANAGING YOUR ACCOUNT

                                                   MAXIMUM
                          MINIMUM     MAXIMUM      INITIAL
                          PURCHASE    PURCHASE      SALES         MAXIMUM      ANNUAL 12b-1
                           AMOUNT      AMOUNT       CHARGE        CDSC(1)          FEE
-------------------------------------------------------------------------------------------
Class A                  $    1,000        None         4.50%        None(2)           None
-------------------------------------------------------------------------------------------
Class B                  $    1,000  $  250,000          None         3.00%,          0.75%
                                                                   declining
                                                                over 6 years
-------------------------------------------------------------------------------------------
Class C                  $    1,000  $1 million          None      1.00%, if          0.75%
                                                                  shares are
                                                                    redeemed
                                                               within 1 year
-------------------------------------------------------------------------------------------
Class K                  $    1,000        None          None      1.00%, if          0.40%
                                                                  shares are
                                                                    redeemed
                                                                   within 18
                                                                   months of
                                                                 purchase(3)
-------------------------------------------------------------------------------------------
Institutional Class      $3 million        None          None           None           None
-------------------------------------------------------------------------------------------



(1)The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the CDSC.



(2) If you purchase $1 million of shares or more, and sell your shares within 18 months, you will pay a deferred sales charge of 1%, subject to waivers described in the Statement of Additional Information.



(3) Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. See the Statement of Additional Information for more information.


CLASS A SHARES

All of the Funds offer Class A shares. When you buy Class A shares, you pay a sales charge at the time of your investment which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. You may qualify for a reduction of the initial sales charge based on the amount you invest. Please see the table below for details.


                                                                                CONCESSION
                       SALES CHARGE    SALES CHARGE      COMMISSION             TO DEALERS
 AMOUNT OF PURCHASE     AS A % OF      AS A % OF NET     AS A % OF              AS A % OF
      PAYMENT         OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE       OFFERING PRICE(3)
---------------------------------------------------------------------------------------------------
Less than $100,000             4.50%            4.71%           4.50%                         4.50%
---------------------------------------------------------------------------------------------------
$100,000 to $249,999           3.75%            3.90%           3.50%                         3.50%
---------------------------------------------------------------------------------------------------
$250,000 to $499,999           2.75%            2.83%           2.50%                         2.50%
---------------------------------------------------------------------------------------------------
$500,000 to $999,999           2.00%            2.04%           1.80%                         1.80%
---------------------------------------------------------------------------------------------------
$1,000,000 or
  more(1)                       None             None            None                Up to 1.00%(2)
---------------------------------------------------------------------------------------------------



(1) If you purchase $1 million worth of shares, you will pay no initial sales charge whatsoever. However, in this case, if you were to sell your shares within 18 months of purchase, you will pay a deferred sales charge of 1% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.



(2)Based on amount of purchase payment.



(3)We may pay special compensation from time to time.


There is no sales charge on Class A shares of The Guardian Cash Management Fund.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  65

Class A share purchases are available without initial or deferred sales charge (applicable only for purchases over $1 million) to:


- Guardian Life, its subsidiaries, or any of their separate accounts

- present and retired directors, officers, employees, general agents and field representatives of Guardian Life or its subsidiaries

- directors, trustees, or officers of any open-end investment management company within the Guardian Fund complex

- trustees or custodians of any employee benefit plan, IRA, Keogh plan or trust established for the benefit of Guardian Life employees and officers named above

- present and retired directors, trustees, officers, partners and employees of broker-dealer firms that have written sales agreements with GISC

- spouses, parents, siblings, children and grandchildren of the individuals named above


- qualified retirement plans that invest $3 million in plan assets


- direct rollovers into a Park Avenue Portfolio IRA from a qualified retirement plan that is invested in The Park Avenue Portfolio

- any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial or similar capacity

- broker-dealers, financial institutions and registered investment advisers who offer fee-based "wrap account" programs and have entered into agreements with GISC, and

- the Asset Allocation Fund, when it makes purchases of other Funds


In addition, Class A share purchases are available without initial sales charge to employee benefit plans that cover at least 200 eligible participants. However, a deferred sales charge will apply for purchases over $1 million, except as described in the Statement of Additional Information.


CLASS B SHARES

Class B shares are offered in the following Funds:

- The Guardian Park Avenue Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Cash Management Fund

 66 PROSPECTUS                                             MANAGING YOUR ACCOUNT

The sales charge on Class B shares is deferred until you sell your shares, and it diminishes with length of ownership, until it is waived after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. Because the initial sales charge for Class A shares decreases as the purchase amount increases, it is more cost effective for you to buy Class A shares if you are making a large purchase. For this reason, the maximum purchase amount for Class B shares is $250,000.

                                      YOU'LL PAY A DEFERRED SALES CHARGE
                                   CALCULATED AS A % OF THE PURCHASE OR SALE
 IF YOU SELL YOUR SHARES DURING:         PRICE, WHICHEVER IS LESS, OF:
----------------------------------------------------------------------------
The first year                                                            3%
----------------------------------------------------------------------------
The second year                                                           3%
----------------------------------------------------------------------------
The third year                                                            2%
----------------------------------------------------------------------------
The fourth year                                                           2%
----------------------------------------------------------------------------
The fifth year                                                            1%
----------------------------------------------------------------------------
The sixth year                                                            1%
----------------------------------------------------------------------------
After the sixth year                                                    None
----------------------------------------------------------------------------

Class B shares are also subject to a 12b-1 fee, and you could pay more in 12b-1 fees over time than the initial sales charges you would have paid if you purchased Class A shares.

CLASS C SHARES

Class C shares are offered in all of the Funds.

The sales charge on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less.

Like Class B shares, Class C shares are subject to a 12b-1 fee. Unlike Class B shares, Class C shares do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or deferred sales charges you would have paid if you had purchased Class A or Class B shares.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  67

CLASS K SHARES

Class K shares are offered by the following Funds:

- The Guardian Park Avenue Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Cash Management Fund

Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP or SARSEP plan or a plan covering self-employed individuals (formerly Keogh/H.R. 10 plans)). An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefits of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.


The sales charge on Class K shares is deferred and will be charged if you redeem shares within 18 months of purchase. The deferred sales charge is 1% of the purchase or sale price of the shares, whichever is less. Certain distributions are not subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. The Class K deferred sales charge is waived for benefit responsive withdrawals, which are described in an appendix to the Statement of Additional Information.



Class K shares are subject to a 12b-1 fee but do not convert to another class of shares after a period of time. This means that even if the deferred sales charge is not applicable, you could pay more in 12b-1 fees


 68 PROSPECTUS                                             MANAGING YOUR ACCOUNT
over time than the initial or deferred sales charges you would have paid if you had purchased Class A or Class B shares.

INFORMATION ABOUT DEFERRED SALES CHARGES

When you place an order to sell Class B, Class C or Class K shares, you authorize us to redeem enough additional shares to cover the deferred sales charge. The sales charge is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales charge.

When you sell Class B, Class C or Class K shares, the deferred sales charge is calculated as if shares not subject to a sales charge are sold first. This means that the sales charge will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales charge. You would next sell the shares you've owned the longest because they are subject to the lowest sales charge. For tax purposes, the amount of any deferred sales charge will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The deferred sales charge will be waived if you are exchanging your Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

INSTITUTIONAL CLASS SHARES

Institutional Class shares are offered by the following Funds:

- The Guardian Park Avenue Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Fund

- The Guardian Baillie Gifford Emerging Markets Fund

- The Guardian Investment Quality Bond Fund

- The Guardian High Yield Bond Fund

You do not pay a sales charge of any kind on Institutional Class shares, and these shares do not have 12b-1 fees. As the name implies, they are intended for large institutional purchasers, such as pension funds. The minimum purchase is $3 million. As of the date of this prospectus, there are currently no Institutional Class shares outstanding.

MANAGING YOUR ACCOUNT                                             PROSPECTUS  69

MINIMUM PURCHASE AMOUNTS

CLASS A (includes initial sales charge), CLASS B AND CLASS C
------------------------------------------------------------------------
Initial investment                                                $1,000
------------------------------------------------------------------------
Additional investments                                             $ 100
------------------------------------------------------------------------

Initial Individual Retirement Account or pension investment        $ 250
------------------------------------------------------------------------
Payroll Deduction Accounts (initial and additional
  investments)                                                     $  25
------------------------------------------------------------------------

CLASS K
------------------------------------------------------------------
Initial investment                                          $1,000
------------------------------------------------------------------
Additional investments                                  No minimum
------------------------------------------------------------------

INSTITUTIONAL CLASS
------------------------------------------------------------------
Initial investment                                      $3 million
------------------------------------------------------------------
Additional investments                                  No minimum
------------------------------------------------------------------

GISC can change these minimums at any time.

SHARE PRICE

The share price of our Funds is calculated each day that the New York Stock Exchange (NYSE) is open. The price is set at the close of regular trading on the NYSE or 4 p.m. Eastern time, whichever is earlier. The price is based on the Fund's current Net Asset Value (NAV) plus any sales charges that may apply.

The price you pay per share will be the next share price that is calculated after we receive your completed purchase order. For example, the price for a purchase order we receive before the close of trading on the NYSE will be the share price set that day. Purchase orders we receive after the close will be the share price set at the close of trading on the next day the NYSE is open. Where authorized, orders will be priced at the NAV next computed after receipt by certain third party intermediaries who act as agents of the Portfolio. [SIDEBAR]

MAKING YOUR FIRST PURCHASE

To buy a Fund, you will need:

- payment for the purchase where applicable

- instructions for your investment

- a properly completed Park Avenue Portfolio application.

Your first purchase must be made through:

- registered representatives of Park Avenue
  Securities LLC

- registered representatives of other
  broker-dealer firms who are authorized to sell our products, or


- broker-dealers or other institutions who handle our Funds.


A registered representative is an employee of a broker-dealer who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and receive a percentage of the commission income generated as a result.


 70 PROSPECTUS                                             MANAGING YOUR ACCOUNT

We may from time to time, at our own expense, compensate our own registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of our Funds, and other financial institutions for administrative or marketing services. Broker-dealers may impose a transaction fee for purchases or sales of Fund shares.

FOLLOW-UP PURCHASES

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, National Financial Data Services ("NFDS") (1-800-343-0817).

PURCHASES BY WIRE

You can make a purchase by wire through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The minimum wire purchase is $1,000 and must be sent to the following address:

  State Street Bank and Trust Company
  ABA Routing Number 0110-000-28
  Boston, MA 02101
  Attention: Guardian A/C 9904-713-6
  Name of your Fund:
  Account of: (your name)
  Your shareholder account number:

The share price for a wire order will be the public offering price first set after receipt of the funds.

All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company are made through payroll deduction or employer contribution.

PURCHASES BY TELEPHONE

You or your registered representative can place an order with us by phone by calling 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day.

In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a phone order will be the public offering price first set after we receive the funds (normally within two business days of the call).

MANAGING YOUR ACCOUNT                                             PROSPECTUS  71

PURCHASES BY MAIL

If you wish to make a purchase by mail, please send us your request in writing, along with a void check from your bank account.

Guardian Investor Services Corporation and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund's shares.


PURCHASES OVER THE INTERNET


If you are already a customer, you can place an order with us over the Internet. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $50,000.



In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your Park Avenue Portfolio application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price first set after we receive the funds (normally within two business days of the order).


THE PORTFOLIO AGENT

We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

 72 PROSPECTUS                                             MANAGING YOUR ACCOUNT

HOW TO SELL SHARES
Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell. If you're selling Class A, Class B, Class C or Class K shares, we will deduct any deferred sales charge from the proceeds of the sale or sell additional shares to cover the charge.

----------------------------------
PAYMENTS OR
SALES REQUESTS
We may postpone payments or suspend sales requests:

- when the New York Stock Exchange is closed other than for a weekend or holiday

- when trading on the NYSE is restricted

- when an emergency makes it impractical for us to sell assets or calculate share prices, or

- when the Securities and Exchange Commission permits because, for example, simultaneous requests for sales or exchanges are so large that it would significantly alter our share price [SIDEBAR]

You can arrange to sell your shares in writing, over the telephone or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. You can write checks against Class A shares of The Guardian Cash Management Fund. Those shares that are held in certificate form or qualified plan accounts may be sold only by written request.


Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. However, if you purchased shares by check, we may delay sending sales proceeds until the check has cleared. This could take up to 15 days.


While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if the Trustees determine that orderly liquidation of a Fund's securities is impractical, or if cash payment would adversely affect the remaining shareholders.

SELLING BY MAIL

If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

  National Financial Data Services
  (name of your Guardian Fund)
  P.O. Box 219611
  Kansas City, MO 64121-9611

If you are using registered, certified or express mail use this address:

  National Financial Data Services
  (name of your Guardian Fund)
  330 W. 9th Street
  Kansas City, MO 64105-2112




MANAGING YOUR ACCOUNT                                             PROSPECTUS  73

For SIMPLE IRAs where State Street Bank and Trust Company is custodian:

Regular U.S. mail:

  The Park Avenue Portfolio-SIMPLE IRA Administration
  c/o Defined Contribution Services
  P.O. Box 8397
  Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust
Company:

Regular U.S. mail:

  The Park Avenue Portfolio-401(k) Administration
  c/o Defined Contribution Services
  P.O. Box 8396
  Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, via certified, registered or overnight mail:

  The Park Avenue Portfolio
  c/o BFDS-Defined Contribution Services
  500 Victory Road
  Quincy, MA 02171

----------------------------------
SIGNATURE
GUARANTEES
You will need a guaranteed signature if:

- your request is for $50,000 or more

- the shareholder is not a natural person

- the proceeds are to be made payable to someone other than the account holder

- the proceeds are to be mailed to an address other than that specified on your account records, or you recently changed your account records to show a different address

- your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company) [SIDEBAR]

Under certain circumstances, your written request must be accompanied by a guaranteed signature, which is available from most banks, credit unions or other financial institutions and from most broker-dealer firms (see accompanying note). A guaranteed signature cannot be obtained from a notary public.

SELLING BY PHONE

For sales requests of $1,000 or more, or to close out your account, you may call 1-800-343-0817 between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-PAP-SMPL between 8:00 a.m. and 5:00 p.m. Eastern time on any business day. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-PAP-401K between 8:00 a.m. and 5:00 p.m. Eastern time on any business day.

You will automatically be authorized to sell shares by telephone, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and

 74 PROSPECTUS                                             MANAGING YOUR ACCOUNT

Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.


You may not use this service for accounts for which share certificates have been issued.


You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.


We have the right to change or withdraw the telephone selling privilege at any time upon 7 days' notice to shareholders.



SELLING OVER THE INTERNET



For certain sales requests of $1,000 up to $50,000, you may use our Internet site, www.parkavenueportfolio.com, between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may also use www.parkavenueportfolio.com between 9:00 a.m. and 4:00 p.m. Eastern time on any business day. The price per share you receive will be the next price calculated after we receive your Internet sale order.



You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.



You may not use this service for accounts for which share certificates have been issued. You may not use the Internet if you are closing your account.



You may give up some security if you accept the Internet selling privilege. We require specific information about your account, including a PIN number, and we may require other identifying information. We will accept a sales request from any person who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we're not responsible if a loss occurs.



We have the right to change or withdraw the Internet selling privilege at any time.


MANAGING YOUR ACCOUNT                                             PROSPECTUS  75

RECEIVING YOUR MONEY BY WIRE

We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). The minimum amount for this service is $1,000 or the entire balance of your Fund account, if it is less. Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. When required, applicable taxes are withheld from the proceeds.

USING CASH FUND CHECKS

If you hold Class A shares in this Fund, you can cash your shares by writing checks against your Class A Cash Fund account. We redeem shares to cover the amount of your check on the day the check is presented for payment. You will continue to receive dividends on those shares until that time. We do not charge a fee for check-writing.

We will not honor checks that exceed the balance in your Cash Fund account, and will return them marked "insufficient funds." Checks are subject to a minimum of $250. Because the value of your shares may fluctuate and interest may accrue daily we advise against attempting to close out an account by writing a check.

If your shares are part of a qualified retirement plan account or an IRA, you will not have check-writing privileges.

We have the right to withdraw or charge for check-writing privileges at any time.

REPURCHASES BY BROKER-DEALER FIRMS

Broker-dealers who sell our shares are authorized to buy back shares from you if you wish to sell. The share price you receive is the next price calculated after the broker-dealer receives your request. The broker-dealers may charge a fee for repurchases. A broker-dealer's offer to repurchase may be suspended or discontinued at any time.

MINIMUM ACCOUNT BALANCE

We may close your account if it falls below $1,000 for any reason other than market factors. However, you will be given 30 days notice to increase the amount in your account before it is closed. Minimum balance requirements don't apply to:

- automatic investment plan

- dollar cost averaging program

- qualified retirement plans

- payroll deduction plans.

 76 PROSPECTUS                                             MANAGING YOUR ACCOUNT

REINSTATEMENT PRIVILEGE

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B, Class C or Class K shares will receive pro rata credit for any deferred sales charge paid in connection with the redemption of those shares. You must contact NFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company.

SPECIAL PURCHASE
AND SALE PLANS
We offer several purchase and sale plans to Park Avenue Portfolio shareholders, including:

- automatic investment plan

- rights of accumulation

- automatic withdrawal plan

- investment by letter of intent

- dollar cost averaging [SIDEBAR]

SPECIAL PURCHASE AND SALE PLANS

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 1-800-343-0817.

These plans are not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract.

We reserve the right to modify, end or charge for these plans at any time.

These programs do not assure a profit or prevent any loss in your Fund investment.

AUTOMATIC INVESTMENT PLAN

If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds you wish to contribute to. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period.

In order to participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House.

You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

RIGHTS OF ACCUMULATION

To reduce your initial sales charge, you can combine proposed Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales charge. Specifically, sales charges are paid on Class A shares of each Fund (except the Cash Fund) and on Class B, Class C and Class K shares, so these shares may be included unless the sales charges have been waived. Cash Fund purchases, Institutional Class shares, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us or NFDS that your purchase will qualify for a reduction in the sales charge



MANAGING YOUR ACCOUNT                                             PROSPECTUS  77
and provide the names and account numbers of the family members whose holdings are to be included.

AUTOMATIC WITHDRAWAL PLAN


If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semi-annually or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.


You can use the automatic withdrawal plan in conjunction with the Guard-O-Matic Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a pre-designated bank account. (The receiving bank must be a member of the Automatic Clearing House.) Only Class A shares of the Park Avenue Fund and Cash Fund may be used for Guard-O-Matic.

If you're making an automatic withdrawal of proceeds of Class B, Class C or Class K shares, no contingent deferred sales charge will be imposed, as long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you're making automatic withdrawals because of tax liabilities and sales charges. Any charges made by NFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

INVESTMENT BY LETTER OF INTENT


An investor who intends to invest $100,000 or more over a 13-month period can reduce the initial sales charge on each intended purchase of Class A shares by completing the letter of intent item on The Park Avenue Portfolio application or Shareholder Privilege form. The sales charge for each purchase will be at the reduced rate that would apply if the investment were made at one time. You can include holdings held by your spouse and minor children. However, you cannot include shares that are not subject to a sales charge, such as Cash Fund shares or shares purchased through the reinvestment of dividends and distributions. A


 78 PROSPECTUS                                             MANAGING YOUR ACCOUNT
letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company.


If you complete a letter of intent within 90 days of a prior purchase of one of the Funds (other than The Guardian Cash Management Fund), that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any sales charge you paid in connection with the prior purchase, based on the current NAV.

The letter of intent does not bind the shareholder to buy the entire intended amount. However, NFDS will escrow shares valued at 5% of the intended investment to assure payment of additional sales charges if the intended purchases are not made and the shareholder fails to pay the additional sales charge within 20 days after NFDS requests payment.

OUR RIGHT TO REJECT PURCHASE ORDERS AND EXCHANGE REQUESTS

Exchanges are meant for investment purposes only. Our Funds are not designed for professional market timing or for programmed or frequent exchanges, because this type of activity can have a disruptive effect on the Funds and can be detrimental to shareholders.

We have the right to:

- reject or restrict purchase orders or requests

- limit the number of exchanges permitted within a specified period of time

If we reject an exchange, we will not process either the sale or purchase side of the exchange request. [SIDEBAR]

HOW TO EXCHANGE SHARES

This privilege is not available to anyone who owns Park Avenue Fund shares through a Value Guard variable annuity contract.You can exchange shares of one Fund for shares of another, provided they are of the same class. You won't have to pay an initial sales charge, except when Class A shares of The Guardian Cash Management
Fund are exchanged for Class A
shares of other Funds.

The share prices used for the exchange will be the next share price calculated after we receive your exchange request.

Should you sell your shares at any point after an exchange, any deferred sales charge will be calculated from the date of the initial purchase, not the date of exchange. FOR TAX PURPOSES, AN EXCHANGE IS
THE SAME AS A SALE, SO TAXABLE GAINS OR
LOSSES MAY BE REALIZED.


You can request an exchange by mail, by telephone, via the Internet or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $500 and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.


If you have certificates for your shares, you must endorse them and return them to us before we can complete an exchange.


MANAGING YOUR ACCOUNT                                             PROSPECTUS  79

We have the right to change or end exchange privileges at any time, with at least 60 days' notice, if required by the Securities and Exchange Commission.

DOLLAR COST AVERAGING

You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and:

- you must have a minimum balance of $1,000 in both the originating and receiving Funds, or

- you must have a minimum balance of $5,000 in the originating Fund.

This type of periodic investing does not guarantee a profit or protect you against loss in a declining market.

Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

NET ASSET VALUE

Each Fund's NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. [SIDEBAR]

CALCULATION OF NET ASSET VALUES

Net asset values (NAV) for all Funds in The Park Avenue Portfolio are determined each day the New York Stock Exchange is open, as of 4:00 p.m. Eastern time or the close of regular trading on the NYSE, whichever is earlier. Each Fund's NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. Each Fund values its assets at current market prices when market prices are readily available. All investments made by the International and Emerging Markets Funds, as well as investments by other Funds in foreign securities, are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Funds do not price their shares. Accordingly, the NAV of Funds investing in such securities may change on days when you cannot purchase or sell shares.

If market prices for Fund assets are not readily available, assets are valued at fair value as determined in good faith by, or under the direction of, the Portfolio's Board of Trustees. In addition, market prices for foreign securities are not determined at the same time of day as the NAVs for the Funds that hold these securities.

To seek to maintain a NAV of $1.00 per share, the Cash Fund has chosen to value its portfolio on the basis of amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940. The Rule stipulates that the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and that it must invest only in securities that are considered to present minimal risk. Eligible securities are those ranked within the two highest rating categories by nationally recognized statistical rating organizations, or unrated securities deemed to be of comparable quality by GISC. Short-term securities held by other Funds that mature in 60 days or less are also valued by using the amortized cost method, unless the Board determines that this does not represent fair value.

 80 PROSPECTUS                                             MANAGING YOUR ACCOUNT

DIVIDENDS AND DISTRIBUTIONS

THE DIFFERENCE between the purchase and sale price of an asset is referred to as a capital gain or loss. The Funds will have net capital gains if their capital gains on sales of portfolio securities exceed capital losses.

We determine each Fund's net investment income by subtracting expenses from any interest and dividend income the Fund has earned. Then we distribute the net realized capital gains and net investment income to you. These distributions are made at least once a year for all of our Funds. The exception is The Guardian Cash
Management Fund, which distributes its
short-term gains monthly, and is not
expected to realize long-term capital
gains.

DIVIDENDS AND DISTRIBUTIONS

TWICE YEARLY

The following Funds distribute any net investment income to shareholders twice a year:

- The Guardian Park Avenue Fund

- The Guardian Park Avenue Small Cap Fund

- The Guardian Asset Allocation Fund

- The Guardian S&P 500 Index Fund

- The Guardian Baillie Gifford International Fund

- The Guardian Baillie Gifford Emerging Markets Fund

MONTHLY

The following Funds declare dividends daily and distribute any net investment income to shareholders once a month:

- The Guardian Investment Quality Bond Fund

- The Guardian High Yield Bond Fund

- The Guardian Tax-Exempt Fund

- The Guardian Cash Management Fund [SIDEBAR]

Each of our Funds pays its dividends and other distributions in the form of additional shares, unless you request payment in cash. If you do wish to receive dividends and other distributions in cash, simply complete the appropriate section of our application or Shareholder Privilege form, or speak to your registered representative. Dividends and distributions of less than $10 will automatically be reinvested in shares.


DIVIDENDS AND DISTRIBUTIONS                                       PROSPECTUS  81

TAXES

EACH OF OUR FUNDS is considered a separate entity for accounting and federal income tax purposes.

TAXES ON THE SALE OF SHARES

Any sale or exchange of Fund shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem any of your shares, whether it be an outright sale or through an exchange into another Fund, you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.) The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.

TAXES ON DISTRIBUTIONS FROM THE FUNDS

The following summary does not apply to:

- qualified retirement accounts (because tax is deferred until you withdraw your money)

- tax-exempt investors, or

- exempt-interest distributions from The Guardian Tax-Exempt Fund

The Funds intend to make distributions that will be taxed as ordinary income or capital gains. Dividends and capital gains distributions from our Funds are taxable whether you receive them in cash or as additional shares in the Funds. If we declare dividends in October, November or December, you will be taxed for them in the year in which we declared them, as long as we pay them out to you on or before January 31 of the following calendar year. Dividends paid from net investment income and short-term capital gains distributions are taxable to you as ordinary income.


Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends paid by the International Fund, the Emerging Markets Fund, the Bond Fund, the High Yield Fund and the Cash Fund are not expected to be eligible for the corporate dividends received deduction.



Long-term capital gains distributions are taxable to individuals at a maximum federal income tax rate of 20%. The determination as to whether a capital gain distribution is short-term or long-term is based on how long the Fund held the securities, not how long you held your shares in the Fund. Any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received with respect to the shares sold or exchanged. The dividends the Funds pay that come from U.S. government securities may be exempt from state and local income taxes.


 82 PROSPECTUS                                                             TAXES

If you buy your shares any time before or on the record date, you are entitled to receive the distribution, which may be subject to income taxes. You may want to avoid buying shares of a Fund shortly before that Fund pays a dividend because if you buy shares when a Fund has realized, but not yet distributed, ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. This is especially a concern for Funds that normally pay dividends semi-annually. See Dividends and Distributions.


If you are neither a lawful permanent resident nor a citizen of the United States or if you are a foreign entity, the Funds' ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Funds must withhold 31% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

The tax status of the dividends and distributions for each calendar year will be detailed in your annual tax statement from the Funds. In addition to federal income taxes, you may be subject to state, local or foreign taxes on payments received from the Funds (including The Guardian Tax-Exempt Fund discussed below). More tax information is provided in the Statement of Additional Information.

You should also consult with your own tax adviser regarding all tax consequences applicable to your investments in the Funds.

DISTRIBUTIONS FROM THE GUARDIAN TAX-EXEMPT FUND

The Guardian Tax-Exempt Fund expects to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether received in the form of cash or additional shares. However, dividends from the Fund may not be entirely tax-exempt. Distributions of market discount and short-term capital gains, as well as dividends out of taxable interest, will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the Fund may be subject to state and local taxes.

Your annual statements will provide you with information about the exempt-interest dividends you have received. You must disclose this information on your federal tax return. The statement will also report the amount that relates to private activity bonds which could be subject to the AMT. Note that all exempt-interest dividends paid to a corporate shareholder will be included in adjusted current earnings for purposes of the upward adjustment to the corporate AMT. If you are subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the Tax-Exempt Fund.

TAXES                                                             PROSPECTUS  83

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of the Tax-Exempt Fund generally will not be deductible for federal income tax purposes. If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount. We also recommend that corporations consult their tax advisers about the implications of holding these shares.

 84 PROSPECTUS                                                             TAXES

                      (This page intentionally left blank)

TAXES                                                             PROSPECTUS  85

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance for the Funds over the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in The Park Avenue Portfolio's annual report, which is available upon request. Since no Class K or Institutional Class shares were outstanding in 2000, there is no information for them in the table.


                                                         INCOME FROM INVESTMENT OPERATIONS           LESS DISTRIBUTIONS
                                                     -----------------------------------------   --------------------------
                                                                     NET GAINS                                DISTRIBUTIONS
                                         NET ASSET      NET        OR LOSSES ON       TOTAL      DIVIDENDS      IN EXCESS
                                          VALUE,     INVESTMENT     SECURITIES         FROM       FROM NET       OF NET
                                         BEGINNING     INCOME     (BOTH REALIZED    INVESTMENT   INVESTMENT    INVESTMENT
                                         OF PERIOD     (LOSS)     AND UNREALIZED)   OPERATIONS     INCOME        INCOME
                                         ---------   ----------   ---------------   ----------   ----------   -------------
THE GUARDIAN PARK AVENUE FUND
  CLASS A
    Year ended 12/31/00                     $59.42       $(0.09)          $(10.57)     $(10.66)       $0.00++        $   --
    Year ended 12/31/99                      51.88         0.13             15.04        15.17        (0.08)             --
    Year ended 12/31/98                      46.12         0.35              9.38         9.73        (0.34)             --
    Year ended 12/31/97                      37.91         0.40             12.61        13.01        (0.39)             --
    Year ended 12/31/96                      33.97         0.42              8.41         8.83        (0.42)          (0.01)
  CLASS B
    Year ended 12/31/00                      58.57        (0.43)           (10.48)      (10.91)          --              --
    Year ended 12/31/99                      51.59        (0.31)            14.84        14.53           --              --
    Year ended 12/31/98                      46.02        (0.08)             9.28         9.20         0.00              --
    Year ended 12/31/97                      37.90         0.00             12.54        12.54        (0.01)             --
    Period from 5/1/96(+) to 12/31/96        36.26         0.05              6.10         6.15        (0.05)             --
  CLASS C
    Period from 8/7/00(+) to 12/31/00        58.01        (0.11)           (12.59)      (12.70)          --              --
THE GUARDIAN PARK AVENUE
SMALL CAP FUND
  CLASS A
    Year ended 12/31/00                      17.48        (0.05)            (0.37)       (0.42)          --              --
    Year ended 12/31/99                      12.80        (0.07)             4.75         4.68           --              --
    Year ended 12/31/98                      13.77        (0.03)            (0.83)       (0.86)          --              --
    Period from 4/2/97(+) to 12/31/97        10.00         0.00              3.91         3.91           --              --
  CLASS B
    Year ended 12/31/00                      17.06        (0.20)            (0.34)       (0.54)          --              --
    Year ended 12/31/99                      12.61        (0.19)             4.64         4.45           --              --
    Year ended 12/31/98                      13.67        (0.15)            (0.80)       (0.95)          --              --
    Period from 5/6/97(+) to 12/31/97        10.57        (0.04)             3.28         3.24           --              --
  CLASS C
    Period from 8/7/00(+) to 12/31/00        19.37        (0.08)            (2.77)       (2.85)          --              --
THE GUARDIAN ASSET ALLOCATION FUND
  CLASS A
    Year ended 12/31/00                      14.77         0.45             (0.29)        0.16        (0.44)             --
    Year ended 12/31/99                      14.78         0.37              1.47         1.84        (0.37)             --
    Year ended 12/31/98                      14.05         0.39              2.31         2.70        (0.43)             --
    Year ended 12/31/97                      12.96         0.34              2.77         3.11        (0.34)             --
    Year ended 12/31/96                      12.19         0.23              1.96         2.19        (0.23)             --
  CLASS B
    Year ended 12/31/00                      14.72         0.32             (0.27)        0.05        (0.33)             --
    Year ended 12/31/99                      14.73         0.23              1.47         1.70        (0.23)             --
    Year ended 12/31/98                      14.00         0.24              2.31         2.55        (0.28)             --
    Year ended 12/31/97                      12.92         0.17              2.77         2.94        (0.18)             --
    Period from 5/1/96(+) to 12/31/96        12.61         0.04              1.50         1.54        (0.04)             --
  CLASS C
    Period from 8/7/00(+) to 12/31/00        14.72         0.15             (0.78)       (0.63)       (0.23)             --
THE GUARDIAN S&P 500 INDEX FUND
  CLASS A
    Period from 7/25/00(+) to 12/31/00       10.06         0.03             (0.99)       (0.96)       (0.03)             --
  CLASS B
    Period from 7/25/00(+) to 12/31/00       10.06           --             (1.01)       (1.01)          --              --
  CLASS C
    Period from 7/25/00(+) to 12/31/00       10.06           --             (1.01)       (1.01)          --              --



(+) Commencement of operations.         (a) Annualized.                           (d) Amounts include the expenses of the
(++) Rounds to less than $0.01.         (b) After expenses subsidized by GISC.        underlying Funds.
(*) Excludes the effect of sales        (c) Amounts do not include the expenses   (e) Not annualized.
charge.                                     of the underlying Funds.


 86 PROSPECTUS                                              FINANCIAL HIGHLIGHTS

                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                                  -------------------------------------------------------
           LESS DISTRIBUTIONS                                     NET ASSETS,    RATIO OF
    --------------------------------      NET ASSET                 END OF       EXPENSES                          GAAF
    DISTRIBUTIONS                          VALUE,                   PERIOD      TO AVERAGE         EXPENSES        GROSS
        FROM               TOTAL           END OF     TOTAL         (000'S         NET            SUBSIDIZED      EXPENSE
    CAPITAL GAINS      DISTRIBUTIONS       PERIOD    RETURN*       OMITTED)     ASSETS(b)          BY GISC       RATIO (d)
    -------------      -------------      ---------  -------      -----------   ----------        ----------      -------
           $(7.58)            $(7.58)        $41.18   (18.62)%    $2,589,059          0.79%               --%          --%
            (7.55)             (7.63)         59.42    30.25       3,334,722          0.77                --           --
            (3.63)             (3.97)         51.88    21.30       2,990,767          0.78                --           --
            (4.41)             (4.80)         46.12    34.85       2,312,632          0.79                --           --
            (4.46)             (4.89)         37.91    26.49       1,392,186          0.79                --           --
            (7.58)             (7.58)         40.08   (19.34)        431,206          1.67                --           --
            (7.55)             (7.55)         58.57    29.13         507,764          1.67                --           --
            (3.63)             (3.63)         51.59    20.16         389,489          1.70                --           --
            (4.41)             (4.42)         46.02    33.53         201,746          1.73                --           --
            (4.46)             (4.51)         37.90    17.35(e)       36,006          1.77(a)             --           --
            (5.46)             (5.46)         39.85   (21.79)(e)       8,222          2.18(a)             --           --
            (0.13)             (0.13)         16.93    (2.35)        150,022          1.25                --           --
               --                 --          17.48    36.56         119,032          1.34                --           --
            (0.11)             (0.11)         12.80    (6.35)        127,525          1.32                --           --
            (0.14)             (0.14)         13.77    39.16(e)      101,016          1.36(a)             --           --
            (0.13)             (0.13)         16.39    (3.11)         24,977          2.12                --           --
               --                 --          17.06    35.29          22,430          2.23                --           --
            (0.11)             (0.11)         12.61    (7.05)         22,122          2.17                --           --
            (0.14)             (0.14)         13.67    30.47(e)       18,248          2.26(a)             --           --
            (0.13)             (0.13)         16.39   (14.67)(e)       7,033          2.22(a)             --           --
            (1.49)             (1.93)         13.00     1.00         227,228          0.46(c)           0.60         1.10
            (1.48)             (1.85)         14.77    12.99         227,031          0.48(c)           0.58         1.08
            (1.54)             (1.97)         14.78    19.41         194,827          0.60(c)           0.52         1.13
            (1.68)             (2.02)         14.05    24.44         136,948          0.95(c)           0.19         1.18
            (1.19)             (1.42)         12.96    18.74          88,190          1.30                --           --
            (1.49)             (1.82)         12.95     0.26          51,024          1.28(c)           0.60         1.91
            (1.48)             (1.71)         14.72    12.09          40,914          1.31(c)           0.58         1.91
            (1.54)             (1.82)         14.73    18.32          27,545          1.48(c)           0.52         2.02
            (1.68)             (1.86)         14.00    23.09          14,066          2.04(c)           0.19         2.21
            (1.19)             (1.23)         12.92    12.07(e)        5,075          2.39(a)             --           --
            (0.92)             (1.15)         12.94    (4.18)(e)       8,544          1.49(a)(c)        0.55(a)      2.07(a)
             0.00(++)          (0.03)          9.07    (9.53)(e)     167,487          0.53(a)           0.21(a)        --
             0.00(++)           0.00(++)       9.05   (10.00)(e)       7,667          1.28(a)           0.47(a)        --
             0.00(++)           0.00(++)       9.05   (10.00)(e)       7,296          1.28(a)           0.47(a)        --


       RATIOS/SUPPLEMENTAL DATA
     ----------------------------
     RATIO OF NET
     INVESTMENT
     INCOME (LOSS)      PORTFOLIO
     TO AVERAGE         TURNOVER
     NET ASSETS           RATE
     -------------      ---------
         (0.16)%              108%
          0.24                 74
          0.72                 55
          0.95                 50
          1.19                 81
         (1.03)               108
         (0.66)                74
         (0.21)                55
          0.00                 50
          0.04(a)              81
         (1.29)(a)            108
         (0.31)               125
         (0.48)                92
         (0.29)                63
          0.04(a)              25
         (1.18)               125
         (1.36)                92
         (1.14)                63
         (1.01)(a)             25
         (1.12)(a)            125
          3.07                 11
          2.48                 16
          2.52                 23
          2.50                 58
          1.91                122
          2.29                 11
          1.66                 16
          1.70                 23
          1.50                 58
          0.70(a)             122
          2.61(a)              11
          0.71(a)               4
         (0.04)(a)              4
         (0.04)(a)              4


FINANCIAL HIGHLIGHTS                                              PROSPECTUS  87

                                                   INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                                               ------------------------------------------   -----------------------------
                                                               NET GAINS                                    DISTRIBUTIONS
                                   NET ASSET      NET         OR LOSSES ON       TOTAL      DIVIDENDS         IN EXCESS
                                    VALUE,     INVESTMENT      SECURITIES         FROM       FROM NET          OF NET
                                   BEGINNING     INCOME      (BOTH REALIZED    INVESTMENT   INVESTMENT       INVESTMENT
                                   OF PERIOD     (LOSS)     AND UNREALIZED)    OPERATIONS     INCOME           INCOME
                                   ---------   ----------   ----------------   ----------   ----------      -------------
THE GUARDIAN BAILLIE GIFFORD
INTERNATIONAL FUND
  CLASS A
    Year ended 12/31/00               $23.36      $ (0.06)          $ (5.52)      $ (5.58)      $   --             $   --
    Year ended 12/31/99                18.41         0.01              6.68          6.69           --              (0.03)
    Year ended 12/31/98                16.08         0.02              3.13          3.15        (0.01)                --
    Year ended 12/31/97                15.22         0.02              1.66          1.68           --              (0.16)
    Year ended 12/31/96                13.57         0.05              1.89          1.94        (0.05)             (0.05)
  CLASS B
    Year ended 12/31/00                22.61        (0.11)            (5.46)        (5.57)          --                 --
    Year ended 12/31/99                17.97        (0.12)             6.47          6.35           --                 --
    Year ended 12/31/98                15.87        (0.09)             3.00          2.91           --                 --
    Year ended 12/31/97                15.12        (0.11)             1.52          1.41           --                 --
    Period from 5/1/96(+) to
      12/31/96                         14.71        (0.04)             0.76          0.72        (0.04)             (0.08)
  CLASS C
    Period from 8/7/00(+) to
      12/31/00                         19.19        (0.09)            (2.20)        (2.29)          --                 --
THE GUARDIAN BAILLIE GIFFORD
EMERGING MARKETS FUND
  CLASS A
    Year ended 12/31/00                11.13        (0.55)            (2.05)        (2.60)       (0.22)                --
    Year ended 12/31/99                 6.66        (0.07)             4.72          4.65        (0.18)                --
    Year ended 12/31/98                 9.38         0.01             (2.73)        (2.72)       (0.00)(++)            --
    Period from 4/2/97(+) to
      12/31/97                         10.00         0.04             (0.63)        (0.59)       (0.03)                --
  CLASS B
    Year ended 12/31/00                10.65         0.08             (2.76)        (2.68)          --                 --
    Year ended 12/31/99                 6.44        (0.27)             4.48          4.21           --                 --
    Year ended 12/31/98                 9.30        (0.18)            (2.68)        (2.86)          --                 --
    Period from 5/6/97(+) to
      12/31/97                         10.28        (0.09)            (0.89)        (0.98)          --                 --
  CLASS C
    Period from 8/7/00(+) to
      12/31/00                          9.92        (0.08)            (1.86)        (1.94)          --                 --
THE GUARDIAN INVESTMENT
QUALITY BOND FUND
  CLASS A
    Year ended 12/31/00                 9.33         0.60              0.28          0.88        (0.60)                --
    Year ended 12/31/99                 9.99         0.53             (0.63)        (0.10)       (0.53)                --
    Year ended 12/31/98                 9.91         0.53              0.23          0.76        (0.53)                --
    Year ended 12/31/97                 9.70         0.58              0.21          0.79        (0.58)                --
    Year ended 12/31/96                10.00         0.55             (0.30)         0.25        (0.55)                --
  CLASS B
    Period from 8/7/00(+) to
      12/31/00                          9.41         0.22              0.19          0.41        (0.22)                --
  CLASS C
    Period from 8/7/00(+) to
      12/31/00                          9.41         0.22              0.19          0.41        (0.22)                --



(+) Commencement of operations.           (a) Annualized.                           (c) Expense ratio includes interest
(++) Rounds to less than $0.01.           (b) After expenses subsidized by GISC.        expense associated with reverse
(*)Excludes the effect of sales charge.                                                 repurchase agreements.
                                                                                    (d) Not annualized.


 88 PROSPECTUS                                              FINANCIAL HIGHLIGHTS

    LESS DISTRIBUTIONS                                                                      RATIOS/SUPPLEMENTAL DATA
    ------------------------------------------                                ----------------------------------------------------
                                                                                                                     EXPENSES
                                                                              NET ASSETS,                           (EXCLUDING
                                                    NET ASSET                   END OF          RATIO OF             INTEREST
    DISTRIBUTIONS                                    VALUE,                     PERIOD          EXPENSES             EXPENSE)
        FROM        TAX RETURN       TOTAL           END OF       TOTAL         (000'S         TO AVERAGE           TO AVERAGE
    CAPITAL GAINS   OF CAPITAL   DISTRIBUTIONS       PERIOD     RETURN(*)      OMITTED)     NET ASSETS(b)(c)      NET ASSETS(b)
    -------------   ----------   -------------      ---------   ---------     -----------   -----------------     --------------
         $  (3.26)    $  (0.24)       $  (3.50)        $14.28    (23.81)%        $ 94,482            1.45%                  --%
            (1.71)          --           (1.74)         23.36     37.21           148,727            1.44                   --
            (0.81)          --           (0.82)         18.41     19.61            93,871            1.56                   --
            (0.66)          --           (0.82)         16.08     11.07            66,999            1.62                   --
            (0.19)          --           (0.29)         15.22     14.33            57,593            1.70                   --
            (3.26)       (0.24)          (3.50)         13.54    (24.56)           12,747            2.43                   --
            (1.71)          --           (1.71)         22.61     36.16            15,623            2.45                   --
            (0.81)          --           (0.81)         17.97     18.36            10,216            2.67                   --
            (0.66)          --           (0.66)         15.87      9.37             6,268            2.91                   --
            (0.19)          --           (0.31)         15.12      4.34(d)          3,313            3.05(a)                --
            (3.11)       (0.24)          (3.35)         13.55    (11.72)(d)         7,208            2.51(a)                --
               --           --           (0.22)          8.31    (23.88)           18,439            2.18                   --
               --           --           (0.18)         11.13     69.91            32,940            2.43                   --
               --           --           (0.00)(++)      6.66    (28.97)           16,342            2.55                   --
               --           --           (0.03)          9.38     (5.86)(d)        21,472            2.31(a)                --
               --           --              --           7.97    (25.16)            6,105            3.79                   --
               --           --              --          10.65     65.37             2,320            5.07                   --
               --           --              --           6.44    (30.75)            1,367            5.04                   --
               --           --              --           9.30     (9.71)(d)         2,009            4.24(a)                --
               --           --              --           7.98    (19.56)(d)         6,466            3.49(a)                --
               --           --           (0.60)          9.61      9.81           124,805            0.85                 0.85
            (0.03)          --           (0.56)          9.33     (1.02)          139,661            0.81                 0.80
            (0.15)          --           (0.68)          9.99      7.89           142,199            0.85                 0.75
               --           --           (0.58)          9.91      8.43            98,935            0.75                   --
               --           --           (0.55)          9.70      2.73            50,794            0.75                   --
               --           --           (0.22)          9.60      4.40(d)          8,493            1.60(a)              1.60(a)
               --           --           (0.22)          9.60      4.39(d)          8,356            1.60(a)              1.60(a)

              RATIOS/SUPPLEMENTAL DATA
     -------------------------------------------

                     RATIO OF NET
                      INVESTMENT
      EXPENSES      INCOME (LOSS)      PORTFOLIO
     SUBSIDIZED       TO AVERAGE       TURNOVER
      BY GISC         NET ASSETS         RATE
     ----------     --------------     ---------
             --%            (0.29)%           78%
             --             (0.03)            54
             --             (0.01)            44
             --              0.07             55
             --              0.29             39
             --             (1.27)            78
             --             (1.03)            54
             --             (1.13)            44
             --             (1.46)            55
             --             (1.47)(a)         39
             --             (1.52)(a)         78
             --             (0.86)           101
             --             (1.07)            96
             --              0.18             83
             --              0.61(a)          36
             --             (2.54)           101
             --             (3.70)            96
             --             (2.31)            83
             --             (0.02)(a)         36
             --             (2.31)(a)        101
           0.09              6.41            344
           0.13              5.49            271
           0.21              5.24            309
           0.29              5.94            313
           0.37              5.73            257
           0.34(a)           5.78(a)         344
           0.34(a)           5.78(a)         344


FINANCIAL HIGHLIGHTS                                              PROSPECTUS  89

                                                   INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                               ------------------------------------------   --------------------------
                                                               NET GAINS                                 DISTRIBUTIONS
                                   NET ASSET      NET         OR LOSSES ON       TOTAL      DIVIDENDS      IN EXCESS
                                    VALUE,     INVESTMENT      SECURITIES         FROM       FROM NET       OF NET
                                   BEGINNING     INCOME      (BOTH REALIZED    INVESTMENT   INVESTMENT    INVESTMENT
                                   OF PERIOD     (LOSS)     AND UNREALIZED)    OPERATIONS     INCOME        INCOME
                                   ---------   ----------   ----------------   ----------   ----------   -------------
THE GUARDIAN TAX-EXEMPT FUND
  CLASS A
    Year ended 12/31/00              $  9.40      $  0.43            $ 0.70        $ 1.13      $ (0.43)         $   --
    Year ended 12/31/99                10.13         0.40             (0.73)        (0.33)       (0.40)             --
    Year ended 12/31/98                 9.99         0.43              0.17          0.60        (0.43)             --
    Year ended 12/31/97                 9.61         0.44              0.38          0.82        (0.44)             --
    Year ended 12/31/96                 9.69         0.42             (0.08)         0.34        (0.42)             --
  CLASS C
    Period from 8/7/00(+) to
      12/31/00                          9.77         0.14              0.33          0.47        (0.14)             --
THE GUARDIAN HIGH YIELD BOND FUND
  CLASS A
    Year ended 12/31/00                 8.98         0.77             (1.32)        (0.55)       (0.77)             --
    Year ended 12/31/99                 9.84         0.78             (0.84)        (0.06)       (0.78)             --
    Period from 9/1/98(+++) to
      12/31/98                          9.26         0.38              0.58          0.96        (0.38)             --
  CLASS B
    Year ended 12/31/00                 8.97         0.68             (1.31)        (0.63)       (0.68)             --
    Year ended 12/31/99                 9.83         0.67             (0.84)        (0.17)       (0.67)             --
    Period from 9/1/98(+++) to
      12/31/98                          9.26         0.31              0.57          0.88        (0.31)             --
  CLASS C
    Period from 8/7/00(+) to
      12/31/00                          8.47         0.28             (0.82)        (0.54)       (0.28)             --




                                                      NET ASSET                  DIVIDENDS    NET ASSET
                                                        VALUE          NET        FROM NET      VALUE,
                                                      BEGINNING    INVESTMENT    INVESTMENT     END OF         TOTAL
                                                      OF PERIOD      INCOME        INCOME       PERIOD        RETURN*
                                                      ----------   -----------   ----------   ----------   -------------
THE GUARDIAN
CASH MANAGEMENT FUND
  CLASS A
    Year ended 12/31/00                                  $ 1.000       $ 0.056     $ (0.056)     $ 1.000            5.69%
    Year ended 12/31/99                                    1.000         0.044       (0.044)       1.000            4.45
    Year ended 12/31/98                                    1.000         0.047       (0.047)       1.000            4.76
    Year ended 12/31/97                                    1.000         0.047       (0.047)       1.000            4.81
    Year ended 12/31/96                                    1.000         0.045       (0.045)       1.000            4.62
  CLASS B
    Year ended 12/31/00                                    1.000         0.052       (0.052)       1.000            5.34
    Year ended 12/31/99                                    1.000         0.044       (0.044)       1.000            4.45
    Year ended 12/31/98                                    1.000         0.047       (0.047)       1.000            4.76
    Year ended 12/31/97                                    1.000         0.047       (0.047)       1.000            4.81
    Period from 5/1/96(+) to 12/31/96                      1.000         0.028       (0.028)       1.000            2.81(d)
  CLASS C
    Period from 8/7/00(+) to 12/31/00                      1.000         0.020       (0.020)       1.000            2.03(d)




(+) Commencement of operations.           (*) Excludes the effect of sales charge.  (c) Before offset of custody credits.
(++) Rounds to less than $0.01.           (a) Annualized. For GHYBF, ratios for         Including the custody credits, in Class
(+++) Date of initial public investment.      1998 are calculated from 7/7/98           A, the expense ratio is 0.80% for
                                              (commencement of operations)              1999 and 0.85% for 2000; In Class C,
                                          (b) After expenses subsidized by GISC.        expense ratio is 1.60%.
                                                                                    (d) Not annualized.


 90 PROSPECTUS                                              FINANCIAL HIGHLIGHTS

    LESS DISTRIBUTIONS                                                         RATIOS/SUPPLEMENTAL DATA
    --------------------------------                              ---------------------------------------------------
                                                                                                          EXPENSES
                                                                  NET ASSETS,                            (EXCLUDING
                                       NET ASSET                    END OF         RATIO OF               INTEREST
    DISTRIBUTIONS                       VALUE,                      PERIOD         EXPENSES               EXPENSE)
        FROM               TOTAL        END OF       TOTAL          (000'S        TO AVERAGE             TO AVERAGE
    CAPITAL GAINS      DISTRIBUTIONS    PERIOD     RETURN(*)       OMITTED)     NET ASSETS(b)          NET ASSETS(b)
    -------------      -------------   ---------   ---------      -----------   --------------         --------------
            $  --            $ (0.43)    $ 10.10     12.29%           $97,185           0.88%(c)                 --%
            (0.00)(++)         (0.40)       9.40     (3.29)            97,908           0.86(c)                  --
            (0.03)             (0.46)      10.13      6.11             70,720           0.75                     --
               --              (0.44)       9.99      8.74             47,360           0.75                     --
               --              (0.42)       9.61      3.62             39,185           0.75                     --
               --              (0.14)      10.10      4.87(e)           8,391           1.65(a)(d)               --
               --              (0.77)       7.66     (6.53)            38,646           0.85                     --
            (0.02)             (0.80)       8.98     (0.63)            54,178           0.75                     --
               --              (0.38)       9.84      9.24(d)          51,288           0.75(a)                  --
               --              (0.68)       7.66     (7.32)             7,567           1.74                     --
            (0.02)             (0.69)       8.97     (1.78)             3,184           1.87                     --
               --              (0.31)       9.83      8.61              2,482           2.33(a)                  --
               --              (0.28)       7.65     (6.42)(e)          7,491           1.60(a)                  --

              RATIOS/SUPPLEMENTAL DATA
     -------------------------------------------

                     RATIO OF NET
                      INVESTMENT
      EXPENSES      INCOME (LOSS)      PORTFOLIO
     SUBSIDIZED       TO AVERAGE       TURNOVER
      BY GISC         NET ASSETS         RATE
     ----------     --------------     ---------
           0.07%             4.43%           124%
           0.08              4.11            144
           0.26              4.29            111
           0.31              4.51            202
           0.60              4.96            240
           0.31(a)           3.62(a)         124
           0.38              9.03            163
           0.40              8.34            152
           0.51(a)           8.31(a)          11
           0.77              8.37            163
           1.00              7.22            152
           0.51(a)           6.85(a)          11
           0.63(a)           8.74(a)         163



                   RATIOS/SUPPLEMENTAL DATA
  ----------------------------------------------------------
  NET ASSETS,                                        NET
    END OF                                        INVESTMENT
    PERIOD         EXPENSES         EXPENSES      INCOME TO
    (000'S        TO AVERAGE       SUBSIDIZED      AVERAGE
   OMITTED)     NET ASSETS(b)       BY GISC       NET ASSETS
  -----------   --------------     ----------     ----------
     $462,183           0.85%            0.07%          5.57%
      390,106           0.85             0.09           4.41
      225,997           0.85             0.19           4.65
      132,523           0.85             0.28           4.71
       88,217           0.90             0.30           4.62
       11,860           1.14             0.63           5.25
       13,782           0.85             0.93           4.41
       12,430           0.85             0.97           4.65
        5,864           0.85             1.10           4.71
        2,583           1.16(a)          0.59(a)        4.43(a)
        8,193           1.60(a)          0.13(a)        5.06(a)


FINANCIAL HIGHLIGHTS                                              PROSPECTUS  91

CUSTODIAN

State Street Bank and Trust Company
Custody Division
1776 Heritage Drive
North Quincy, Massachusetts 02171

TRANSFER AND DIVIDEND PAYING AGENT

National Financial Data Services (NFDS) is our transfer and dividend paying agent. NFDS is an affiliate of State Street Bank and Trust Company.

WHERE TO GET MORE INFORMATION

FOR PROSPECTIVE INVESTORS:

Guardian Investor Services Corporation(SM) (GISC)

1-800-221-3253

GISC'S EXECUTIVE OFFICE:

7 Hanover Square

New York, New York 10004

GISC'S ADMINISTRATIVE OFFICE:

P.O. Box 26205

Lehigh Valley, Pennsylvania 18002-6205

FOR EXISTING SHAREHOLDERS:

National Financial Data Services (NFDS)

1-800-343-0817

NFDS'S FIRST CLASS MAIL ADDRESS:

P.O. Box 219611

Kansas City, Missouri 64121-9611

NFDS'S EXPRESS, REGISTERED AND CERTIFIED MAIL ADDRESS:

330 W. 9th Street

Kansas City, Missouri 64105-2112

FOR MORE DETAILED INFORMATION:


Additional information about the investments of The Park Avenue Portfolio is available in the annual and semi-annual reports to shareholders. In the Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected their performance during the past fiscal year. If more than one member of the same household owns shares of any Fund, only one copy of each shareholder report is mailed to that address, unless you instruct us otherwise.


The Portfolio's Statement of Additional Information contains additional information about the Portfolio and has been filed with the SEC and is incorporated in this prospectus by reference. A free copy of the Statement of Additional Information and most recent annual report and semi-annual report may be obtained, and further inquiries can be made, by calling 1-800-221-3253 or by writing Guardian Investor Services Corporation at 7 Hanover Square, New York, New York 10004.

Information about the Portfolio (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Portfolio are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.

1940 Act File No. 811-5641

THE PARK AVENUE PORTFOLIO(R)

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001

This Statement of Additional Information contains information about the ten series funds that comprise The Park Avenue Portfolio(R) series trust (the "Portfolio"). The ten series are: The Guardian Park Avenue Fund(R) (the "Park Avenue Fund"), The Guardian Park Avenue Small Cap Fund(SM) (the "Small Cap Fund"), The Guardian Asset Allocation Fund(SM) (the "Asset Allocation Fund"), The Guardian S&P 500 Index Fund(SM) (the "S&P 500 Index Fund"), The Guardian Baillie Gifford International Fund(SM) (the "International Fund"), The Guardian Baillie Gifford Emerging Markets Fund(SM) (the "Emerging Markets Fund"), The Guardian Investment Quality Bond Fund(SM) (the "Bond Fund"), The Guardian High Yield Bond Fund(SM) (the "High Yield Fund"), The Guardian Tax-Exempt Fund(SM) (the "Tax-Exempt Fund") and The Guardian Cash Management Fund(SM) (the "Cash Fund"). The series funds are referred to in this Statement of Additional Information as the "Funds" and each separately as a "Fund." This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Portfolio dated May 1, 2001. Much of the information contained herein expands upon subjects discussed in the Prospectus. No investment in shares of any of the Funds should be made without first reading the Prospectus. A free copy of the Prospectus may be obtained by writing to Guardian Investor Services Corporation, 7 Hanover Square, New York, New York 10004 or by telephoning (800) 221-3253. This Statement of Additional Information has been incorporated by reference into the Prospectus. Please retain this document for future reference.

The latest Annual Report of the Portfolio has been incorporated by reference into this Statement of Additional Information. A free copy of the Annual Report may be obtained by calling Guardian Investor Services Corporation (toll-free) at
(800) 221-3253.

The terms used in this Statement of Additional Information are the same as defined in the Prospectus for the Portfolio.

TABLE OF CONTENTS


                                              PAGE
                                              ----
Organization of the Portfolio...............   B-2
Investment Restrictions.....................   B-2
     The Park Avenue Fund...................   B-2
     The Small Cap Fund.....................   B-3
     The International Fund.................   B-4
     The Emerging Markets Fund..............   B-5
     The Bond Fund..........................   B-7
     The High Yield Fund....................   B-8
     The Tax-Exempt Fund....................   B-9
     The Cash Fund..........................  B-10
     The Asset Allocation Fund..............  B-11
     The S&P 500 Index Fund.................  B-13
Additional Investment Restrictions..........  B-14
Investment Objectives and Policies..........  B-14
Special Investment Techniques...............  B-18
Investment Advisers and Distributor.........  B-26



                                              PAGE
                                              ----
Portfolio Transactions and Brokerage........  B-32
Net Asset Value.............................  B-34
Redemption of Shares........................  B-35
Performance Results.........................  B-36
Portfolio Management........................  B-39
Portfolio Affiliates and Principal
  Holders of Fund Shares....................  B-43
Taxes.......................................  B-44
Shareholder Rights..........................  B-45
Trustee Liability...........................  B-46
Custodian...................................  B-46
Transfer Agent..............................  B-47
Legal Opinions..............................  B-47
Independent Auditors and Financial
  Statements................................  B-47
Appendix A..................................  B-48
Appendix B..................................  B-52


The Guardian, Guardian Investor Services Corporation, The Park Avenue Portfolio, The Guardian Park Avenue Fund, The Guardian Tax-Exempt Fund, The Guardian Asset Allocation Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Park Avenue Small Cap Fund, The Guardian Baillie Gifford International Fund, The Guardian Cash Management Fund, The Guardian S&P 500 Index Fund and The Guardian Baillie Gifford Emerging Markets Fund are servicemarks owned by The Guardian Life Insurance Company of America.

EB-013284   5/01

STATEMENT OF ADDITIONAL INFORMATION

ORGANIZATION OF THE PORTFOLIO
The Portfolio was organized on January 12, 1993 as a Massachusetts business trust. The Portfolio is an open-end, management investment company. Each of the Funds within the Portfolio is diversified within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

INVESTMENT RESTRICTIONS

In addition to the restrictions described in the section of the Prospectus entitled "Special Investment Techniques," the Park Avenue Fund and the Cash Fund have each adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the affected Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a Fund means the lesser of the vote of: (1) 67% of the voting securities of the Fund at a meeting where more than 50% of the outstanding voting securities are present in person or by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Under the 1940 Act, certain investment restrictions for each of the International Fund, the Bond Fund, the Tax-Exempt Fund and the Asset Allocation Fund can only be changed with the approval of the holders of a majority of the outstanding shares of the affected Fund. Others are non-fundamental operating policies which can be changed with the approval of a majority of the Board of Trustees, and without shareholder approval.


The investment restrictions for the Emerging Markets Fund, the High Yield Fund, the S&P 500 Index Fund and the Small Cap Fund are divided into fundamental and non-fundamental categories. Those restrictions deemed to be fundamental under the 1940 Act may be changed only upon the approval of shareholders. The remaining restrictions are non-fundamental and may be amended by the Board of Trustees without a shareholder vote.

If a percentage restriction is adhered to at the time of investment, a later violation of the specified limit that results from a change in the value of the investment or a change in the Fund's net assets will not constitute a violation of the applicable investment restriction.

THE PARK AVENUE FUND

THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE PARK AVENUE FUND MAY NOT:

 1. Make any purchase which would result in more than 5% of the value of its total assets being invested in the securities of any one issuer except U.S. government securities.

 2. Purchase the securities of any issuer if such purchase would result in more than 10% of the voting securities, or the securities of any class of such issuer, being held by the Fund.

 3. Borrow money, except as a temporary measure for emergency purposes, in an aggregate amount exceeding 5% of the total assets of the Fund.

 4. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus.

 5. Invest more than 5% of the value of its total assets in companies (including predecessors) having a record of less than 3 years continuous operation.

 6. Invest in the securities of any company for the purpose of exercising control or management.

 7. Purchase a security if as a result thereof more than 25% of its total assets will be invested in a particular industry.

 8. Purchase the securities of any other investment company.

 9. Purchase any put, call, straddle, spread or any combination thereof.

10. Purchase any interest in oil, gas or other mineral exploration or development programs.

11. Engage in the purchase or sale of real estate or interests therein or interests in real estate investment trusts, commodities or commodity contracts.

12. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, officers or trustees of the Fund or of the Fund's investment adviser who own individually more than one-half of 1% of the securities of such issuer together own more than 5% of such securities.

13. Act as a securities underwriter except to the extent that it may be regarded as an underwriter upon disposition of any of its securities which are subject to legal or contractual restrictions on re-sale or are otherwise not readily saleable.

                                      B-2
                                                       THE PARK AVENUE PORTFOLIO

14. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

15. Purchase securities on margin or make any short sales of securities.

16. Make loans of money or other assets except through the purchase of privately issued notes, bonds, debentures or other debt securities either from the issuer or others. Purchases of a portion of an issue of publicly distributed debt securities and repurchase agreements are not deemed to be loans for purposes of this limitation. Under a repurchase agreement, the Fund may purchase and simultaneously resell for later delivery (normally within seven days) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

17. Pledge, mortgage or hypothecate its assets to an extent greater than 10% of the Fund's total asset value. However, in order to comply with certain state statutes or investment restrictions, the Fund will not as a matter of operating policy, pledge, mortgage or hypothecate its assets to the extent that at any time the percentage of pledged assets plus the sales load will exceed 10% of the offering price of the Fund's shares.

Since shares of the Park Avenue Fund are available as an underlying investment for certain variable annuity contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC"), the Fund's investments may be subject to additional restrictions imposed by the insurance laws and regulations of the states where GIAC offers such contracts.

THE SMALL CAP FUND
THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE SMALL CAP FUND MAY NOT:

 1. As to 75% of the Fund's total assets, purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and investment companies) if as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in the securities of a single issuer.

 2. Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

 3. Borrow money, except that the Fund may (i) borrow up to 5% of the value of its total assets (not including the amount borrowed) for temporary or emergency needs; and (ii) engage in reverse repurchase agreements or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

 4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets and then only to secure borrowings effected within the above restriction.

 5. Make loans to other persons except for loans of portfolio securities and except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 15% of the Fund's net assets.

 6. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry (there is no limitation as to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

 7. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities.

 8. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations as well as readily marketable interests such as real estate investment trusts and readily marketable securities of companies which invest in real estate).

 9. Write, purchase or sell puts, calls, or combination thereof.

10. Purchase or sell commodities or commodity contracts.

11. Issue any senior securities except as permitted under the 1940 Act.

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING NON-FUNDAMENTAL INVESTMENT RESTRICTIONS MAY BE CHANGED BY THE BOARD OF TRUSTEES WITHOUT A SHAREHOLDER VOTE. UNDER THESE RESTRICTIONS, THE FUND MAY NOT:

12. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities are not subject to these limitations.

13. Purchase securities restricted as to resale if, as a result, (i) more than 10% of the Fund's total assets would be invested in such securities, or (ii) more than 5% of the Fund's total assets (excluding any securities eligible for resale under Rule 144A under the Securities Act of 1933) would be invested in such securities.

14. Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale, and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

15. Invest in securities of other registered investment companies.

16. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities.

17. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

18. Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, the officers, directors and employees of the Fund or of the Adviser who individually own more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

19. Purchase securities for the purpose of exercising control over another company.

THE INTERNATIONAL FUND
THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE INTERNATIONAL FUND MAY
NOT:

 1. Borrow money, except that the Fund may borrow from banks up to 20% of the value of its total assets as a temporary measure for extraordinary or emergency needs, for example, to enable the Fund to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in the Fund's best interests to do so. Up to 5% of the Fund's total assets may be borrowed from non-banking institutions. The Fund may not, however, borrow money for investment purposes.

 2. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

 3. Make loans of money or portfolio securities, except through the purchase of debt obligations or repurchase agreements in which the Fund may invest consistent with its investment objective and policies.

 4. Purchase any securities if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

 5. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. or foreign governments, or their respective agencies or instrumentalities.)

 6. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York Stock Exchange, American Stock Exchange, or one of the major foreign stock exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

 7. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under the U.S. federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

                                      B-4
                                                       THE PARK AVENUE PORTFOLIO

 8. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling its portfolio securities.

 9. Invest in securities of other U.S. or foreign investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b) below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

10. Purchase securities on margin, sell securities short, maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

11. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

12. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts, options on futures contracts and forward foreign currency exchange contracts as described in the Prospectus and Statement of Additional Information.

13. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

14. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Fund's investment adviser or sub-investment adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

16. Purchase securities for the purpose of exercising control over another company.

17. Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 1, above).

THE EMERGING MARKETS FUND
THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE EMERGING MARKETS FUND MAY NOT:

 1. Borrow money, except that the Fund may borrow from banks up to 20% of the value of its total assets as a temporary measure for extraordinary or emergency needs, for example, to enable the Fund to meet redemption requests or to settle transactions on different stock markets where different settlement dates apply which might otherwise require the sale of portfolio securities at a time when it would not be in the Fund's best interests to do so. Up to 5% of the Fund's total assets may be borrowed from non-banking institutions. The Fund may not, however, borrow money for investment purposes.

 2. Mortgage, pledge or hypothecate more than 5% of the value of the Fund's total assets, and then only to secure borrowings effected within the above restriction. Neither the deposit in escrow of underlying securities in connection with the writing of call options, nor the deposit in escrow of U.S. Treasury bills in connection with the writing of put options, nor the deposit of cash and cash equivalents in a segregated account with the Fund's custodian or in a margin account with a broker in connection with futures transactions, options transactions, nor the writing of call and put options in spread transactions, is deemed to be a pledge.

 3. Make loans to other persons except for loans of portfolio securities and except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment

STATEMENT OF ADDITIONAL INFORMATION
    objectives and policies, provided that repurchase agreements maturing in more than seven days, when taken together and at current value, may not exceed 15% of the Fund's net assets.

 4. Purchase any securities if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of issuers in the same industry. There is no limitation as to the Fund's investments in obligations issued by U.S. branches of domestic banks or issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, the obligations of each foreign government are deemed to constitute an industry.

 5. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities and investment companies) if as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in the securities of any one issuer, or purchase more than 10% of the outstanding voting securities, or any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. (This restriction does not apply to obligations issued or guaranteed by the U.S. or foreign governments, or their respective agencies or instrumentalities.)

 6. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling its portfolio securities.

 7. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts, options on futures contracts and forward foreign currency exchange contracts as described in the Prospectus and Statement of Additional Information.

 8. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts).

 9. Issue any "senior securities" as defined in the 1940 Act (except for engaging in futures and options transactions as well as any other investment techniques described in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 1, above).

THE FOLLOWING NON-FUNDAMENTAL INVESTMENT RESTRICTIONS MAY BE CHANGED BY VOTE OF THE BOARD OF TRUSTEES, WITHOUT A VOTE OF SHAREHOLDERS. UNDER THESE RESTRICTIONS, THE FUND MAY NOT:

10. Purchase securities for the purpose of exercising control over another company.

11. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future, or to increase the current return of its portfolio by writing covered call or covered put options, as each is described in the Prospectus and Statement of Additional Information.

12. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York Stock Exchange, American Stock Exchange, or one of the major foreign stock exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

13. Invest more than 15% of the value of its net assets in securities that are not readily marketable or which are restricted as to disposition under the U.S. securities laws or otherwise. This restriction shall not apply to securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933. This restriction will apply to repurchase agreements maturing in more than seven days. This restriction will also apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held in the Fund's portfolio. To the extent that securities received under these circumstances, together with other securities considered illiquid by the staff of the Securities and Exchange Commission ("SEC") or by the Portfolio's Board of Trustees, exceed the applicable percentage of the value of the Fund's total assets, the Fund will attempt to dispose of them in an orderly fashion in order to reduce its holdings in such securities to less than the applicable threshold.

14. Purchase securities of other U.S. or foreign investment companies, except that the Fund may make such a purchase (a) in the open market provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities; (ii) not more than 5% of the Fund's total assets would be

                                      B-6
                                                       THE PARK AVENUE PORTFOLIO
    invested in securities of any one investment company; and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund, or (b) as part of an offer of exchange, reorganization or as a dividend.

15. Purchase securities on margin, sell securities short, maintain a short position or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

16. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Funds may invest in the securities of companies which invest in or sponsor such programs.

17. Purchase or retain the securities of any issuer if, to the knowledge of the Portfolio, the officers, trustees and employees of the Portfolio or of the Portfolio's investment manager or subinvestment manager who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

THE BOND FUND
THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE BOND FUND MAY NOT:

 1. Purchase any security other than those discussed under "Investment Objectives and Policies," as set forth in the Prospectus.

 2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 3. Borrow money, except that the Fund may (i) borrow up to 10% of the value of its total assets for temporary or emergency purposes; and (ii) engage in reverse repurchase agreements, dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law.

 4. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

 5. Make loans to others, except through the purchase of debt obligations or repurchase agreements, or by lending the Fund's portfolio securities, consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

 6. Purchase any securities other than the obligations of U.S. branches of domestic banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

 7. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 8. Invest more than 5% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

 9. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

10. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities.

STATEMENT OF ADDITIONAL INFORMATION

11. Purchase securities on margin or sell securities short, or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

12. Purchase or sell commodities or commodity contracts, except that the Fund may invest in financial futures contracts, options and options on financial futures contracts as described in the Prospectus and Statement of Additional Information.

13. Purchase or sell real estate (although it may purchase securities of issuers that engage in real estate operations), securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts.

14. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

16. Purchase securities for the purpose of exercising control over another company.

17. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or the Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 3, above.

18. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

19. Invest in securities of other investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b), below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

THE HIGH YIELD FUND
THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE FUND MAY NOT:

 1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

 2. Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law;

 3. Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law, and (ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans;

 4. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries;

                                      B-8
                                                       THE PARK AVENUE PORTFOLIO

 5. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities;

 6. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation);

 7. Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are secured by real estate or interests therein, (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities, and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and

 8. Issue any senior securities to the extent such issuance would violate applicable law.

THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, WHICH COULD BE CHANGED BY THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL, PROVIDE THAT THE FUND MAY NOT:

 1. invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities restricted as to resale or other disposition, or (iii) repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and
    (iii) above. This restriction shall not apply to securities which the Board of Directors of the Fund has determined to be liquid pursuant to applicable law;

 2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law; and

 3. Purchase securities for the purpose of exercising control over another company.

THE TAX-EXEMPT FUND
THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE TAX-EXEMPT FUND MAY NOT:

 1. Purchase securities other than Municipal Obligations (as that term is defined in the Prospectus) and certain taxable obligations as set forth in the Prospectus and Statement of Additional Information.

 2. Borrow money, except that the Fund may borrow up to 10% of the value of its total assets as a temporary measure for extraordinary or emergency needs, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests. The Fund may not, however, borrow money for investment purposes.

 3. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

 4. Purchase securities on margin, sell securities short or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities; (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

 5. Underwrite the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities and except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lowest purchase price available.

 6. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

 7. Purchase or sell real estate or real estate limited partnerships, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

 8. Purchase or sell commodities or commodity contracts, except that the Fund may enter into financial futures contracts, options contracts and options on futures contracts as described in the Prospectus and Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

 9. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of issuers which invest in or sponsor such programs.

10. Make loans to others, except through the purchase of debt obligations or repurchase agreements or by lending the Fund's portfolio securities consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

11. Invest more than 5% of its assets in the obligations of any issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities may be purchased, without regard to any such limitations. For purposes of this Investment Restriction, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security.

12. Invest more than 25% of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of Municipal Obligations. For purposes of this Investment Restriction, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

13. Purchase more than 10% of the voting securities of any issuer or invest in companies for the purpose of exercising control.

14. Invest in securities of other investment companies, except that: (a) the Fund may purchase such securities in the open market, without regard to section (b), below, provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (b) the Fund may acquire such securities as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

15. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, the officers, trustees and employees of the Fund or of the Fund's investment adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer.

16. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 2, above.

17. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

THE CASH FUND
THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE CASH FUND MAY NOT:

 1. Purchase the securities of any issuer if, immediately after such purchase, more than 5% of the Fund's total assets, taken at market value, would be invested in such securities.

 2. Purchase any securities, other than obligations of the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding voting securities of one issuer would be owned by the Fund.

 3. Purchase any securities, other than obligations of U.S. branches of domestic banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers in the same industry.

 4. Make loans to others, except through the purchase of debt obligations and repurchase agreements in which the Fund may invest, consistent with its investment objective and policies.

 5. Purchase or retain the securities of any issuer if any officer or trustee of the Fund is an officer or director of such issuer and owns beneficially more than one-half of 1% of the securities of such issuer and all of the officers and trustees of the Fund and its investment adviser together own more than 5% of the securities of such issuer.

                                      B-10
                                                       THE PARK AVENUE PORTFOLIO

 6. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by the companies which invest in real estate or interests therein.

 7. Purchase securities on margin or sell short.

 8. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

 9. Underwrite securities of other issuers.

10. Purchase warrants, or write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

11. Participate on a joint or joint-and-several basis in any securities trading account.

12. Purchase the securities of any other investment company.

13. Purchase securities of any issuer for the purpose of exercising control or management.

14. Borrow money, except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities (not for leveraging), provided that borrowing in the aggregate may not exceed 10% of the value of the Fund's total assets, including the amount borrowed, at the time of such borrowing.

15. Mortgage, pledge or hypothecate any assets except in connection with any borrowing and in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing or make additional investments during any period that borrowings exceed 5% of the value of the Fund's total assets.

16. Issue any senior securities (except for borrowing subject to the restrictions set forth in the Prospectus).

17. Invest more than 10% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

18. Underwrite securities of other issuers, except to the extent that the Fund or its investment adviser may be deemed to be an underwriter under the Securities Act of 1933 in selling portfolio securities.

THE ASSET ALLOCATION FUND
THE FOLLOWING INVESTMENT RESTRICTIONS PROVIDE THAT THE ASSET ALLOCATION FUND MAY
NOT:

 1. Purchase or sell put options, call options, or combinations thereof, except that the Fund may (i) write covered call and secured put options and enter into closing purchase transactions with respect to such options, (ii) purchase put and call options, provided that the premiums on all outstanding options do not exceed 5% of its total assets, and enter into closing sale transactions with respect to such options; and (iii) engage in financial futures contracts and related options transactions to seek to hedge against either a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which the Fund plans to purchase in the future.

 2. Borrow money, except that the Fund may borrow up to 10% of the value of its total assets as a temporary measure for extraordinary or emergency needs, such as enabling the Fund to meet redemption requests which might otherwise require the sale of portfolio securities at a time when it is not in the Fund's best interests. The Fund may not, however, borrow money for investment purposes.

 3. Mortgage, pledge or hypothecate more than 5% of the value of its total assets, and then only to secure borrowings effected within the above restriction. For purposes of this restriction, collateral arrangements with respect to options, financial futures contracts, options on futures contracts, when-issued or delayed delivery securities, forward contracts, or similar collateral arrangements which may be required in connection with securities transactions by the 1940 Act are not considered a pledge of assets.

 4. Engage in the underwriting of securities, except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

 5. Invest in real estate, real estate limited partnership interests, securities that are secured by interests in real estate, or securities that represent interests in real estate, including real estate investment trusts, although the Fund may purchase securities of issuers which engage in real estate operations.

 6. Invest in commodities or commodity contracts, except that it may invest in financial futures contracts, options and options on financial futures contracts as described in the Prospectus or Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

 7. Make loans to others, except through the purchase of debt obligations or repurchase agreements, or by lending the Fund's portfolio securities consistent with its investment objectives, policies and techniques as set forth in the Prospectus or Statement of Additional Information.

 8. Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this 10% restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or to any security issued by any investment company or series thereof.

 9. Invest 25% or more of its assets in securities of issuers in any one industry. For the purpose of this restriction, gas, electric, water and telephone utilities will each be treated as a separate industry.

10. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. The restriction does not apply to any obligation issued or guaranteed by the U.S. government, its agencies or instrumentalities.

11. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, those officers and trustees of the Fund or of the Fund's investment adviser who individually own more than one-half of 1% of the outstanding securities of such issuer together own more than 5% of such securities.

12. Issue any "senior securities" as defined in the 1940 Act, except for engaging in futures and options transactions as well as any other investment techniques set forth in the Prospectus or Statement of Additional Information, and except for borrowing subject to the restrictions set forth under Investment Restriction 2, above.

13. Purchase securities for the purpose of exercising control over another company.

14. Purchase securities on margin or sell securities short or participate on a joint or a joint and several basis in any trading account in securities, except that the Fund may (i) obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, (ii) purchase or sell futures contracts; and (iii) deposit or pay initial or variation margin in connection with financial futures contracts or related options transactions.

15. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

16. Invest in the securities of other investment companies, except that (a) during any period in which the Fund operates as a "fund of funds" in accordance with the Prospectus and applicable law, and notwithstanding (b) and (c) below, the Fund may purchase, without limit, shares of The Guardian Park Avenue Fund, The Guardian Investment Quality Bond Fund and The Guardian Cash Management Fund, and any other mutual fund currently existing or hereafter created whose investment adviser is the Fund's adviser or an affiliate thereof, or the respective successors in interest of any such mutual fund or adviser; (b) during any period in which the Fund does not operate as a "fund of funds" in accordance with the Prospectus, the Fund may purchase securities of other investment companies in the open market, without regard to section (c) below, provided that immediately thereafter
    (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in securities of any one investment company, and (iii) not more than 3% of the total outstanding voting stock of any one investment company would be owned by the Fund; or (c) the Fund may acquire securities of other investment companies as part of a merger, consolidation, reorganization, acquisition of assets, offer of exchange or as a dividend.

17. Invest more than 10% of the value of its total assets in warrants or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges, except that warrants attached to other securities in which the Fund invests are not subject to these limitations.

18. Invest more than 15% of the value of its net assets in securities which are not readily marketable or which are restricted as to resale under federal securities laws, excluding any such securities that have been determined by the Trustees (or the person(s) designated by them to make such determinations) to be readily marketable.

                                      B-12
                                                       THE PARK AVENUE PORTFOLIO

THE S&P 500 INDEX FUND
THE FOLLOWING FUNDAMENTAL INVESTMENT RESTRICTIONS PROVIDE THAT THE S&P 500 INDEX FUND MAY NOT:

1. Make any investment inconsistent with the Fund's classification as a diversified company under the 1940 Act;

2. Borrow money or pledge its assets, except that the Fund may (i) borrow for temporary or emergency needs, and engage in reverse repurchase agreements, mortgage dollar rolls or other transactions which may involve a borrowing from banks or other persons, provided that the aggregate amount involved in all such transactions shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law; (ii) obtain such short-term credit as may be necessary for the clearance of transactions in portfolio securities; and (iii) purchase securities on margin to the extent permitted by applicable law;

3. Make loans to other persons except (i) loans of portfolio securities and entry into repurchase agreements to the extent permitted under applicable law; and (ii) to the extent that the purchase of debt obligations in which the Fund may invest, consistent with its investment objectives and policies, may be deemed to be loans;

4. Purchase any securities other than the obligations of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry or group of industries, except that the Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor's 500 Index in accordance with the Fund's investment objective;

5. Engage in the underwriting of the securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of portfolio securities;

6. Purchase or sell commodities or commodity contracts, except to the extent permitted under applicable law without registration as a commodity pool operator under the Commodity Exchange Act (or any comparable registration under successor legislation);

7. Purchase, hold, sell or deal in real estate, although the Fund may (i) purchase and sell securities that are secured by real estate or interests therein; (ii) purchase and sell securities of issuers that engage in real estate operations, as well as real estate investment trusts and mortgage-related securities; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and

8. Issue senior securities to the extent such issuance would violate applicable law.

THE FOLLOWING NON-FUNDAMENTAL RESTRICTIONS, WHICH MAY BE CHANGED BY THE BOARD OF TRUSTEES WITHOUT SHAREHOLDER APPROVAL, PROVIDE THAT THE S&P 500 INDEX FUND MAY
NOT:

1. Invest in (i) securities which at the time of such investment are not readily marketable; (ii) securities restricted as to resale or other disposition; or
   (iii) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value), or such other percentage provided by applicable law, would then be invested in the aggregate in securities described in (i), (ii), and (iii) above. This restriction shall not apply to securities which the Board of Trustees of the Fund has determined to be liquid pursuant to applicable law;

2. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law; and

3. Purchase securities for the purpose of exercising control over another company.


The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO

STATEMENT OF ADDITIONAL INFORMATION

RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITIONAL INVESTMENT RESTRICTIONS

The Park Avenue Fund will not issue any "senior securities" as defined in the 1940 Act, except for any investment technique set forth in the Prospectus or Statement of Additional Information which may be treated as a senior security, or except for borrowing subject to the Fund's Investment Restriction Number 3.

Notwithstanding the reservation of right provided by its Investment Restriction No. 6, the Bond Fund will not purchase any securities of U.S. branches of domestic banks if, immediately after such purchase, more than 25% of the Fund's total assets would be invested in such securities.

INVESTMENT OBJECTIVES AND POLICIES
The following information supplements the information contained in the Prospectus section entitled "Investment Objectives and Policies."

THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, the International Fund and the Emerging Markets Fund may invest in the shares of other investment companies. In addition, pursuant to exemptive relief granted to those Funds under the 1940 Act, a portion of the equity and convertible securities which may be acquired by the Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers.

The International Fund may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which the International Fund would ordinarily invest directly. GBG and BG Overseas, the International Fund's investment advisers, believe that investments in such unit trusts will enhance the geographical diversification of the Fund's assets while reducing the risks associated with investing in certain smaller foreign markets. Investments by the International Fund in such unit trusts are likely to provide increased liquidity and lower transaction costs than are normally associated with direct investments in such markets. At the present time, the International Fund intends to limit its investments in unit trusts, together with its investments in other investment companies, to no more than 5% of its total assets.

If the U.S. government restricts any type of foreign investment which may be made by or through the International Fund or the Emerging Markets Fund, the Portfolio's Board of Trustees will promptly take steps to determine whether significant changes in the Funds' portfolios are appropriate.

THE PARK AVENUE FUND, THE SMALL CAP FUND, THE ASSET ALLOCATION FUND, THE S&P 500 INDEX FUND, THE INTERNATIONAL FUND, THE EMERGING MARKETS FUND AND THE HIGH YIELD FUND

As described in the Prospectus, certain Funds are permitted to invest in convertible securities.

Convertible securities are fixed-income securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specific number of shares of common stock of the same or a different issuer. Convertible securities also have characteristics similar to non-convertible debt securities in that they ordinarily provide income with generally higher yields than those of common stock of the same or a similar issuer. However, convertible securities are usually subordinated to non-convertible debt securities. Convertible securities carry the potential for capital appreciation should the value of the underlying common stock increase, but they are subject to a lesser risk of a decline in value, relative to the underlying common stock, due to their fixed-income nature. Due to the conversion feature, however, the interest rate or dividend rate on a convertible security is generally less than would be the case if the securities were not convertible.

In evaluating a convertible security the investment advisers look primarily at the attractiveness of the underlying common stock and at the fundamental business strengths of the issuer. Other factors considered by the investment advisers include the yield of the convertible security in relation to the yield of the underlying common stock, the premium over investment value and the degree of call protection.

                                      B-14
                                                       THE PARK AVENUE PORTFOLIO

Convertible securities purchased by the Funds (other than the High Yield Fund) will primarily be "investment grade," i.e., rated in one of the top four rating categories established by nationally recognized statistical rating organizations like Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("Standard & Poor's"). Under normal conditions, less than 5% of the assets of the Park Avenue Fund and the Small Cap Fund, and less than 10% of the assets of the Asset Allocation Fund, the Bond Fund and the International Fund, will consist of securities rated lower than "investment grade." Such holdings will typically result from reductions in the ratings of securities after such securities were acquired by the Funds as "investment grade" securities.

All of these Funds may, however, acquire convertible securities without regard to their ratings.

Lower rated securities may be subject to certain risks not typically associated with "investment grade" securities, such as the following: (1) the market for lower rated securities, which expanded rapidly during a period of economic expansion, has only been tested during one period of economic downturn; (2) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (3) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (4) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (5) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (6) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

THE ASSET ALLOCATION FUND, THE BOND FUND AND THE HIGH YIELD FUND

The Bond Fund, the High Yield Fund and the Asset Allocation Fund may purchase mortgage-backed securities, such as collateralized mortgage obligations ("CMOs") and mortgage pass-throughs.

A mortgage pass-through is collateralized by a pool of mortgages that have a common coupon rate (i.e., interest rate) and maturity. The holders of a particular mortgage pass-through share the rights to receive interest and principal payments from the underlying pool of mortgages, net of servicing fees, as payment for debt service on the pass-through. CMOs are collateralized by pooled mortgage loans that may not share coupon rate and maturity characteristics, and are sold as multi-class bonds. CMO classes have different interests in the stream of interest and principal payments from the underlying pool of mortgages. Hence, the classes are typically paid sequentially according to the payment structure of the CMO. CMOs may be issued or guaranteed by the U.S. government and its agencies or instrumentalities, or by private entities.

Payments of principal and interest on the mortgage obligations underlying CMOs are not passed through directly to the holders. Rather, they are made to an independent trustee created specifically for the allocation of such interest and principal payments because CMOs are frequently issued in a variety of classes or series which are designed to be retired sequentially as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of obligations next scheduled to mature generally will be paid down first. Thus, even if the issuer does not supply additional collateral, there will be sufficient collateral to secure the obligations which remain outstanding. A mortgage pass-through, on the other hand, is secured by a pool of mortgages with common characteristics, so it will not have the class structure associated with CMOs. For this reason, payments of principal and interest on the underlying mortgages can be passed-through to all holders of the mortgage pass-through. And, all such holders will share the same pre-payment risk.

Mortgage-backed securities issued by the Government National Mortgage Association ("GNMA") are backed by the full faith and credit of the U.S. government. Privately owned, government sponsored agencies like the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") issue their own guarantees for interest and principal payments on the mortgage-backed securities and other obligations they issue. These guarantees are supported only by the issuer's credit or the issuer's right to borrow from the U.S. Treasury. Accordingly, such investments may involve a greater risk of loss of principal and interest than other U.S. government securities since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

Privately issued mortgage-backed securities purchased by the Funds must be fully collateralized by GNMA certificates, other government mortgage-backed securities, or by whole loans. Whole loans are securitized mortgage pools backed by fixed or adjustable rate mortgages originated by private institutions.

Mortgage-backed securities may be more sensitive to interest rate changes than conventional bonds which can result in greater price volatility. Because the collateral underlying mortgage-backed securities may be prepaid at

STATEMENT OF ADDITIONAL INFORMATION
any time, mortgage-backed securities are also subject to greater prepayment risks than conventional bonds. Accelerated prepayments of mortgage-backed securities purchased at a premium impose a risk of loss of principal because the premium may not have been fully amortized when the principal is repaid. Prepayments tend to accelerate when interest rates decline, so prepaid mortgage-backed security proceeds are then likely to be reinvested at lower interest rates.

Many factors affect the frequency of unscheduled prepayments or refinancings of the underlying mortgages, including interest rate changes, economic conditions, the ages of the mortgages and locations of the mortgaged properties. Prepayments on mortgage obligations tend to occur more frequently after interest rates generally have declined. The return provided to the Funds will be lower if the proceeds of prepaid mortgage-backed securities are reinvested in securities that provide lower coupons. In addition, the Funds may suffer losses on prepaid obligations which were acquired at a premium.

When interest rates are rising, mortgage-backed securities may suffer price declines, particularly if their durations extend because mortgage prepayments or refinancings slow down. Securities that have lost value will have an adverse impact on a Fund's total return.

Stripped mortgage securities are another type of mortgage-backed security. Stripped mortgage securities are created by separating the interest and principal payments generated by a pool of mortgage-backed bonds to create two classes of securities. Generally, one class receives only interest payments
(IOs) and one principal payments (POs). IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments. They are very volatile in price and may have lower liquidity than most mortgage-backed securities. Certain CMOs may also exhibit these qualities, especially those which pay variable rates of interest which adjust inversely with and more rapidly than short-term interest rates. The Portfolio's Board of Trustees has adopted procedures for use by GISC, the investment adviser to these Funds, to ascertain the liquidity and fair value of their investments, including their mortgage-backed securities holdings. There is no guarantee that the Funds' investments in CMOs, IOs or POs will be successful, and the Funds' total return could be adversely affected as a result.

The Funds may also invest in asset-backed securities. Asset-backed securities, which are structured similarly to mortgage-backed securities, are collateralized by interests in pools of loans, receivables or other obligations originated by single or multiple lenders and may use similar credit enhancements. The underlying assets, which include motor vehicle installment purchase contracts, home equity loans, credit card receivables and other credit arrangements, are securitized in pass-through structures similar to mortgage pass-throughs or in pay-through structures similar to CMOs. The Funds may invest in these and other types of asset-backed securities that may be developed in the future.

Asset-backed securities generally do not have the benefit of first lien security interests in the related collateral. Certain receivables such as credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, certain of which may hinder the right to receive full payment. Also, the security interests in the underlying collateral may not be properly transferred when the pool is created, resulting in the possibility that the collateral may be resold. Some asset-backed securities may also have prepayment risk due to refinancing of their receivables. Generally, these types of loans are of shorter average life than mortgages, but may have average lives of up to 10 years. These securities, which are primarily issued by non-governmental entities, carry no direct or indirect governmental guarantees.

In addition, these Funds may invest in trust-preferred (or "capital") securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default.

At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, the Bond Fund will reconsider the appropriateness of continued investment in these securities.

Some of the Funds' investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund's performance.

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                                                       THE PARK AVENUE PORTFOLIO

THE BOND FUND, THE HIGH YIELD FUND AND THE TAX-EXEMPT FUND

The Funds may purchase zero coupon bonds, and the High Yield Fund may purchase pay-in-kind bonds. Zero coupon bonds, which are issued at a significant discount from face value, do not make periodic interest payments and the obligation becomes due only upon maturity. Pay-in-kind securities ("PIK bonds") make periodic interest payments in the form of additional securities. The value of both zero coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Federal tax law requires that the interest on zero coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

The High Yield Fund may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

The High Yield Fund may also invest in a form of derivatives known as structured securities. This type of instrument involves the deposit with, or purchase by an entity, such as a corporation or trust, of specified securities or loans and the issuance by that entity of single or multiple classes of securities which are either backed by, or represent interests in, the underlying securities. The cash flow on the underlying pool of instruments may be apportioned among the various classes with the goal of creating securities with differing maturities, payment priorities and interest rate provisions. The value of the principal or interest on certain other structured securities may be positively or negatively linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or principal amounts payable at the time of maturity or redemption may vary depending on changes in the value of the reference instruments. While in general an investor in these securities will bear the market risk of the underlying instruments, the credit risk of certain classes of the security may be lessened by credit enhancements offered by the issuer. Certain classes may have higher yields than others and, thus, may involve greater risk than others. These securities may be deemed to be investment companies, as defined by the 1940 Act, and investment by the High Yield Fund may, accordingly, be limited by SEC rules.

THE TAX-EXEMPT FUND

Diversification. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The Tax-Exempt Fund. may invest more than 25% of the value of its total assets in Municipal Obligations which pay interest from similar revenue sources or securities which are offered within a single state. When Municipal Obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject the Tax-Exempt Fund to greater risks than a fund which does not concentrate its assets in this manner.

Municipal Lease/Purchase Agreements. The Tax-Exempt Fund may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality's credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year's lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes. The Tax-Exempt Fund may also purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, the Tax-Exempt Fund's right to redeem depends on the borrower's ability to pay principal and interest on demand. GISC

STATEMENT OF ADDITIONAL INFORMATION
continuously considers the creditworthiness of the issuers of any floating and variable rate demand obligations in the Tax-Exempt Fund's portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities. See "Special Investment Techniques."

Stand-by Commitments. The Tax-Exempt Fund may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund's option, specified securities held in the Fund's portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. The Tax-Exempt Fund does not intend to exercise its rights under stand-by commitments for trading purposes. The Tax-Exempt Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Tender Option Bonds. The Tax-Exempt Fund may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third-party financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation's fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, GISC will consider, on an ongoing basis, the creditworthiness of: (1) the issuers of Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

The Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Other. The Tax-Exempt Fund may also invest in Municipal Obligations with embedded derivatives. Such securities increase their interest rate payments to the holder if rates go up and prices correspondingly decline. As the price of a security goes down, the income goes up, offsetting the price decline.

Ratings of Municipal Obligations. Subsequent to its purchase by the Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but GISC will consider such event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody's or Standard & Poor's for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this Statement of Additional Information. See the Appendix to this Statement of Additional Information for a more detailed discussion of securities ratings.

SPECIAL INVESTMENT TECHNIQUES
Each Fund has an investment objective which it pursues through its stated investment policies and special investment techniques. There can be no assurance that the objective of a Fund will be achieved. The following is a description of certain of the special investment techniques which may be used by the investment advisers on behalf of the Funds to the extent permitted by the Funds' investment restrictions. This section supplements the description of "Special Investment Techniques" contained in the Prospectus.

OPTIONS ON SECURITIES

General. Each of the S&P 500 Index Fund, the International Fund, the Emerging Markets Fund, the Bond Fund, the High Yield Fund, the Tax-Exempt Fund and the Asset Allocation Fund may purchase put and call options and write (sell) covered call options and secured put options. As a covered call option writer, a Fund must own securities which are acceptable for the purpose of covering any outstanding options. So long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in eligible securities (i.e., cash or cash equivalents). These duties reduce a Fund's flexibility to pursue other investment opportunities while options are outstanding.

                                      B-18
                                                       THE PARK AVENUE PORTFOLIO

Basically, there are two types of options: call options and put options. The purchaser of a call option acquires the right to buy a security at a fixed price during a specified period. The writer (seller) of such an option is then obligated to sell the security if the option is exercised, and bears the risk that the security's market price will increase over the purchase price set by the option. The purchaser of a put option acquires the right to sell a security at a fixed price during a specified period. The writer of such an option is then obligated to buy the security if the option is exercised, and bears the risk that the security's market price will decline from the purchase price set by the option. Options are typically purchased subject to a premium which can reduce the risks retained by the option writer.

As the writer of a covered call option or the purchaser of a secured put option, a Fund must own securities that can be used to cover or secure any such outstanding options. Also, when a Fund writes a put option, it must segregate with the Portfolio's custodian either cash or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must at least equal the exercise price of the put option. Segregating assets may limit the Fund's ability to pursue other investment opportunities while options are outstanding. The cover for a call option that is related to a foreign currency can be short-term debt securities having a value equal to the option's face that are denominated in the same currency as the call.

Options transactions can be voluntarily terminated before the exercise or expiration of the options only by entering into closing transactions. The ability to close out an option depends, in part, upon the liquidity of the option market. If a Fund cannot close an option when it wants, it may miss alternative investment opportunities.

Options trade on U.S. or foreign securities exchanges and in the over-the-counter ("OTC") market. Exchange listed options are three-party contracts issued by a clearing corporation. They generally have standardized prices, expiration dates and performance mechanics. In contrast, all the terms of an OTC option, including price and expiration date, are set by negotiation between the buyer and seller (e.g., a Fund and a securities dealer or other financial institution). A Fund could lose any premium it paid for an OTC option, as well as any anticipated benefits of the transaction, if its counterparty fails to perform under the option's terms. To minimize this risk, the Funds' investment advisers consider the creditworthiness of any counterparties with whom the Funds may engage in OTC options transactions. However, there can be no assurance that a counterparty will remain financially stable while an OTC option is outstanding.

Generally, the staff of the SEC currently requires OTC options and any assets used to cover such options to be treated as illiquid assets because OTC options may not be actively traded. Until the SEC staff revises this position, no Fund will engage in OTC option transactions if, as a result, more than the permitted portion of its net assets is invested in illiquid securities.

During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the writer having to deliver the underlying security to the holder of the option at the exercise price, which will likely be lower than the security's value. For the secured put writer, substantial depreciation in the value of the underlying security would result in the exercise of the option by the holder, thereby obligating the writer to purchase the underlying securities at the exercise price, which will likely exceed the security's value. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, the writer realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium. If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received and any interest income earned on the investment of the premium.

The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security which is already owned, without being required to actually sell that security. At times a Fund may seek to establish a position in securities upon which call options are available. By purchasing a call option a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

STATEMENT OF ADDITIONAL INFORMATION

The Funds named above may also write or purchase spread options, which are options for which the exercise price may be a fixed monetary spread or yield spread between the security underlying the option and another security that is used as a benchmark. Spread options involve the same risks as are associated with purchasing and selling options on securities generally, as described above. The writer (seller) of a spread option which expires unexercised realizes a gain in the amount of the premium and any interest earned on the investment of the premium. However, if the spread option is exercised, the writer will forego the potential for capital appreciation or incur an unrealized loss to the extent the market value of the underlying security exceeds or is less than the exercise price of such spread option. The purchaser of a spread option incurs costs equal to the amount of the premium paid for such option if the spread option expires unexercised, or the associated transaction costs if the purchaser closes out the spread option position.

A Fund which is authorized to buy and sell options may purchase a put option and a call option, each with the same expiration date, on the same underlying security. The Fund will profit from the combination position if an increase or decrease in the value of the underlying security is sufficient for the Fund to profit from exercise of either the call option or the put option. Combined option positions involve higher transaction costs (because of the multiple positions taken) and may be more difficult to open and close out than other option positions.

Options on Securities Indices. The Funds named above may write or purchase options on securities indices, subject to their general investment restrictions regarding options transactions. Index options offer the Funds the opportunity to achieve many of the same objectives sought through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends on price movements in the market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Price movements in securities which the Funds own or intend to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, the Funds bear the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. The Funds may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

When a Fund writes an option on a securities index, it will be required to cover the option or to segregate assets equal in value to 100% of the exercise price in the case of a put, or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the exercise price exceeds the contract value, the Fund will segregate, until the option expires or is closed out, cash, cash equivalents, or other liquid, unencumbered securities equal in value to such excess.

Options on securities indices involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, a purchased option may expire worthless, in which case the premium which was paid for it is lost.

FINANCIAL FUTURES TRANSACTIONS

General. The International Fund, the Emerging Markets Fund, the Bond Fund, the High Yield Fund, the S&P 500 Index Fund, the Tax-Exempt Fund and the Asset Allocation Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as "financial futures contracts") primarily to hedge (protect) against anticipated future changes in interest rates or equity market conditions which otherwise might affect adversely the value of securities which these Funds hold or intend to purchase. In addition, the Asset Allocation Fund may also enter into financial futures to reallocate assets among the Fund's equity, fixed-income and money market asset categories while minimizing transaction costs or generally as a hedge against changes in market conditions. A "sale" of a financial futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value called for by the contract at a specified price during a specified delivery period. A "purchase" of a financial futures contract means the undertaking of a contractual obligation to acquire the securities at a specified price during a specified delivery period.

                                      B-20
                                                       THE PARK AVENUE PORTFOLIO

Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash. These Funds may also purchase and write put and call options on financial futures contracts as an attempt to hedge against market risks.

The Funds may also invest in financial futures contracts when the purchase of these instruments may provide more liquidity than the direct investment in the underlying securities. The use of these instruments may permit a Fund to gain rapid exposure to the markets following a large inflow of investable cash or in response to changes in investment strategy. The purchase of a financial futures contract may also provide a Fund with a price advantage over the direct purchase of the underlying securities, either based on a differential between the securities and the futures markets or because of the lower transaction costs that are associated with these types of instruments.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund's investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movement in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a contractholder. It is possible for a price-related loss to exceed the amount of a Fund's margin deposit.

The Bond Fund and the Tax-Exempt Fund may only engage in financial futures transactions on commodities exchanges or boards of trade. A Fund will have the Portfolio's custodian segregate either cash or liquid, unencumbered securities that are marked-to-market daily to the extent required to comply with the 1940 Act whenever it engages in futures transactions. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

None of the Funds will enter into financial futures contracts for speculative purposes.

When a Fund enters into a financial futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The initial margin required for a financial futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. At the time of delivery, pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. With respect to securities index futures contracts, settlement is made by means of a cash payment based on any fluctuation in the contract value since the last adjustment in the variation margin was made.

If a Fund owned long-term bonds and interest rates were expected to rise, it could sell interest rate futures contracts. If interest rates did increase, the value of the bonds in such Fund's portfolio would decline, but this decline should be offset in whole or in part by an increase in the value of the Fund's interest rate futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term debt securities and benefit from the income earned by holding such securities, while at the same time purchasing interest rate futures contracts on long-term bonds. Thus, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them. The interest rate futures contracts and short-term debt securities could then be liquidated and the cash proceeds used to buy long-term bonds.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Special Considerations Relating to Financial Futures Contracts. Financial futures contracts entail risks. If the investment adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some

STATEMENT OF ADDITIONAL INFORMATION
cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. There may also be an imperfect correlation between movements in prices of financial futures contracts and portfolio securities being hedged. The degree of difference in price movement between financial futures contracts and the securities being hedged depends upon such things as differences between the securities being hedged and the securities underlying the financial futures contracts, and variations in speculative market demand for financial futures contracts and securities. In addition, the market prices of financial futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the securities and financial futures markets could result. Price distortions could also result if investors in financial futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions, which would reduce the liquidity of the futures market. In addition, because the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by the speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because there may be an imperfect correlation between movements in the prices of securities and movements in the prices of financial futures contracts, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction. If this should occur, the Funds could lose money on the financial futures contracts and also on the value of their portfolio securities.

OPTIONS ON FINANCIAL FUTURES CONTRACTS

The International Fund, the Emerging Markets Fund, the Bond Fund, the High Yield Fund, the S&P 500 Index Fund, the Tax-Exempt Fund and the Asset Allocation Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the financial futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and variation margin with respect to put and call options on a financial futures contract as written by it.

DOLLAR ROLL AND REVERSE REPURCHASE TRANSACTIONS

The Bond Fund and the High Yield Fund may use dollar rolls and reverse repurchase agreements. Through its investments in other mutual funds, the Asset Allocation Fund may also use these transactions. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, the Funds earn interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund's repurchase obligation. A Fund's use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will maintain cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund's ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired

                                      B-22
                                                       THE PARK AVENUE PORTFOLIO
securities or repurchase agreements must satisfy a Fund's credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, GISC believes that these transactions do not present the risks associated with other types of leverage. The Portfolio Funds do not intend to enter into dollar roll or reverse repurchase agreement transactions other than as described above, or for temporary or emergency purposes.

WHEN-ISSUED OR DELAYED-DELIVERY TRANSACTIONS

The Small Cap Fund, the International Fund, the Emerging Markets Fund, the Bond Fund, the High Yield Fund, the Tax-Exempt Fund and the Asset Allocation Fund may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund's counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund engages in these transactions to acquire securities that are appropriate for its portfolio while securing prices or yields that appear attractive when the transactions occur. The Funds do not engage in these transactions to speculate on interest rate changes. However, each Fund reserves the right to sell securities acquired on a when-issued or delayed-delivery basis before settlement.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. Accordingly, when a Fund commits to buy particular securities and make payment in the future, it must set aside, in a segregated account with the custodian, cash or liquid, unencumbered securities at least equal in value to its commitments, marked-to-market daily. In the case of a sale of securities on a delayed-delivery basis, a Fund will instruct the custodian to segregate the subject portfolio securities while the commitment is outstanding. These obligations to segregate cash or securities will limit the investment advisers' ability to pursue other investment opportunities.

LENDING OF PORTFOLIO SECURITIES

The Small Cap Fund, the Bond Fund, the High Yield Fund, the S&P 500 Index Fund, the Tax-Exempt Fund, the Emerging Markets Fund and the Asset Allocation Fund may lend their portfolio securities to broker-dealers, banks and other institutional investors to earn additional income. Such loans must be continuously secured by collateral, and the loaned securities must be marked-to-market daily. The Funds will generally continue to be entitled to all interest earned or dividends paid on the loaned securities, though lending fees may be paid to the borrower from such interest or dividends. The Funds can increase their income through securities lending by investing the cash collateral deposited by the borrower in short-term interest-bearing obligations that meet the Funds' credit quality requirements and investment policies. As with any extension of credit, however, there are risks of delay in recovery of the loaned securities and collateral should a borrower fail financially.

No Fund will continue to lend securities if, as a result, the aggregate value of securities then on loan would exceed 33 1/3% of that Fund's total assets. A significant portion of a Fund's loan transactions may be with only one or a few institutions at any given time. This practice can increase the risk to the Fund should a borrower fail. Apart from lending securities and acquiring debt securities, the Funds will not make loans to other persons.

The Funds will typically receive commitment fees from the borrowers which are normally payable upon the expiration of the loan transactions. However, if a Fund calls the loaned securities prior to the expiration date of a loan, the Fund may not be entitled to receive the entire commitment fee. The Funds do not expect to call loaned securities prior to the applicable loan expiration date unless the current market value of the loaned securities exceeds the expected return of the loan, including commitment fee income, on the expiration date. These loan transactions may be structured to permit similar, but not necessarily identical, securities to be returned to the Funds upon the expiration of a loan.

Since there are risks of delays in recovery or even loss of rights in the collateral related to all types of secured credit, the loans will be made only to borrowers deemed by GISC to be creditworthy and will not be made unless, in GISC's judgment, the income which can be earned justifies the risk. Any such loans entered into by the Funds will create leverage for the Funds, as lender. This leverage results from the expectation that the income and gains on the securities acquired by the Funds with the loan collateral provided by the borrower will exceed the cost of the loan transaction. Accordingly, each Fund will only enter into a loan transaction if its earnings or net asset value are expected to increase faster than otherwise would be the case. However, should the income and gains earned on the securities acquired with the loan collateral fail to exceed the cost of the loan, the Fund's earnings or net asset value will decline faster than otherwise would be the case.

STATEMENT OF ADDITIONAL INFORMATION

In the event the borrower is unable to complete a loan transaction, or in the event of any default or insolvency of the borrower, each Fund will retain the collateral it received in connection with the loan transaction. If this collateral is insufficient to fully satisfy its rights under the loan agreement, the affected Fund will take whatever steps it deems advisable to satisfy its claim.

The Funds may pay reasonable custodian and administrative fees in connection with the loans.

FOREIGN CURRENCY FUTURES AND OPTIONS ON FOREIGN CURRENCY FUTURES

The International Fund, the Emerging Markets Fund and the High Yield Fund may purchase and sell futures contracts on foreign currencies, related options thereon and options on foreign currencies as a hedge against possible variation in foreign exchange rates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a particular currency for a particular price on a future date. An option on a foreign currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a foreign currency futures contract at a specified price at any time during the period of the option. An option transaction on a foreign currency provides the holder with ability to buy or sell a particular currency at a fixed price on a future date, and is used to hedge the currency exchange rate risk on non-U.S. dollar-denominated securities owned by a Fund, anticipated to be purchased by the Fund, or sold by the Fund but not yet delivered. Options on foreign currencies may be traded on U.S. and foreign exchanges or in the over-the-counter market.

Foreign currency futures contracts and options on foreign currency futures contracts are traded on boards of trade and futures exchanges. Buyers and sellers of foreign currency futures contracts are subject to the same risks which apply to the use of future contracts generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with options on foreign currencies, described above. Moreover, the ability to close out positions in such options is subject to the maintenance of a liquid secondary market. In order to reduce this risk, a Fund will not purchase or sell options on foreign currency options unless, in the opinion of the Fund's investment adviser, a sufficiently liquid secondary market exists so that the risks connected to such options transactions are not greater than the risks associated with the underlying foreign currency futures contract.

A Fund will only write covered options on foreign currency or foreign currency futures contracts. A put on a foreign currency or foreign currency futures contract written by the Fund will be considered covered if the Fund segregates cash, U.S. government securities or other liquid unencumbered securities, equal to the average exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the Fund will be considered covered if the Fund owns short-term debt securities with a value equal to the face amount of the option contract denominated in the currency upon which the call is written.

A Fund will purchase an option on foreign currency as a hedge against fluctuations in exchange rates. However, should exchange rates move adversely to the Fund's position, the Fund may forfeit both the entire price of the option plus the related transaction costs.

Engaging in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association ("NFA") nor any domestic (U.S.) exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the exchange may be liquidated by a transaction on the appropriate domestic market. Moreover, applicable laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. Therefore, entities (such as the Funds) which trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, Commodity Futures Trading Commission ("CFTC") regulations, the rules of the NFA or those of a domestic (U.S.) exchange. In particular, monies received from customers for foreign futures or foreign options transactions may not be provided the same protections as monies received in connection with transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time the order for the futures contract or option is placed and the time it is liquidated, offset or exercised.

FORWARD FOREIGN CURRENCY TRANSACTIONS

The foreign securities held by the Park Avenue, Small Cap, Asset Allocation, High Yield, International and Emerging Markets Funds may be denominated in foreign currencies and the Funds may temporarily hold foreign currency in connection with such investments. As a result, the value of the assets held by a Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may enter into forward foreign currency exchange contracts ("forward currency

                                      B-24
                                                       THE PARK AVENUE PORTFOLIO
contracts") in an effort to control some of the uncertainties of foreign currency exchange rate fluctuations. A forward currency contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract. The Funds will not engage in forward currency contracts for speculation, but only as an attempt to hedge against changes in currency exchange rates affecting the values of securities which a Fund holds or intends to purchase. Thus, a Fund will not enter into a forward currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that (or a correlated) currency.

A Fund will normally be expected to use forward currency contracts to fix the value of certain securities it has agreed to buy or sell. For example, when a Fund enters into a contract to purchase or sell securities denominated in a particular foreign currency, the Fund could effectively fix the maximum cost of those securities by purchasing or selling a foreign currency contract, for a fixed value of another currency, in the amount of foreign currency involved in the underlying transaction. In this way, the Fund can protect the value of securities in the underlying transaction from an adverse change in the exchange rate between the currency of the underlying securities in the transaction and the currency denominated in the foreign currency contract, during the period between the date the security is purchased or sold and the date on which payment is made or received.

The Funds may also use forward currency contracts to hedge the value, in U.S. dollars, of securities it currently owns. For example, if a Fund holds securities denominated in a foreign currency and anticipates a substantial decline (or increase) in the value of that currency against the U.S. dollar, the Fund may enter into a foreign currency contract to sell (or purchase), for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of all or a portion of the securities held which are denominated in such foreign currency.

Upon the maturity of a forward currency transaction, the Funds may either accept or make delivery of the currency specified in the contract or, at any time prior to maturity, enter into a closing transaction which involves the purchase or sale of an offsetting contract. An offsetting contract terminates a Fund's contractual obligation to deliver the foreign currency pursuant to the terms of the forward currency contract by obligating the Fund to purchase the same amount of the foreign currency, on the same maturity date and with the same currency trader, as specified in the forward currency contract. The Fund will realize a gain or loss as a result of entering into such an offsetting contract to the extent the exchange rate between the currencies involved moved between the time of the execution of the original forward currency contract and the offsetting contract.

The use of forward currency contracts to protect the value of securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities a Fund owns or intends to acquire, but it does fix a future rate of exchange. Although such contracts minimize the risk of loss resulting from a decline in the value of the hedged currency, they also limit the potential for gain resulting from an increase in the value of the hedged currency. The benefits of forward currency contracts to the Funds will depend on the ability of the Funds' investment advisers to accurately predict future currency exchange rates.

REGULATORY RESTRICTIONS

To the extent required to comply with the 1940 Act and rules and interpretations thereunder, a Fund may not maintain open short positions in financial futures contracts, call options written on financial futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. When purchasing a financial futures contract or writing a put option on a financial futures contract, the Fund must segregate cash, cash-equivalents (including any margin) or other liquid, unencumbered securities equal to the market value of such contract. These cover and segregation requirements may limit the Fund's ability to pursue other investment opportunities.

In order to comply with the Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come with the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. In the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the CFTC Regulations) may be excluded in computing such 5%.

STATEMENT OF ADDITIONAL INFORMATION

OTHER

The Funds may alter their investment practices on a temporary or emergency basis when the Funds' investment advisers believe it is appropriate due to political, economic or other circumstances. All of the Funds may invest in cash or cash equivalents and repurchase agreements in these circumstances. In addition, the Park Avenue Fund and the Small Cap Fund may invest without limit in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper rated Prime-2 or higher by Moody's or A-2 or higher by Standard & Poor's. The International Fund and the Emerging Markets Fund may invest without limit in investment grade non-convertible preferred stock, debt obligations, foreign or U.S. government securities and domestic or foreign money market securities. The High Yield Fund may invest in investment grade securities.

INVESTMENT ADVISERS AND DISTRIBUTOR
Guardian Investor Services Corporation ("GISC"). GISC is the investment adviser for each of the Funds (except the International Fund and the Emerging Markets
Fund). GISC and the Portfolio have entered into a written investment advisory agreement which provides that GISC shall act as the applicable Funds' investment adviser, manage their investments and provide them with various services and facilities. The investment advisory agreement will continue in full force and effect from year to year with respect to each Fund so long as its continuance is approved at least annually by vote of a majority of the outstanding voting securities of that Fund, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GISC, cast in person at a meeting called for that purpose. The agreement will terminate automatically upon its assignment and may be terminated with respect to any Fund without penalty at any time by either party upon 60 days' written notice. For purposes of calculating investment management fees, all shares of each Fund are treated as one class. Each Fund pays its investment management fee separately.

Under the terms of the investment advisory agreement, GISC provides or pays for certain of the Funds' administrative costs (except to the extent subject to the Administrative Services Agreement described below). Among the services and facilities provided or paid for by GISC are: office space; clerical staff and recordkeeping; and the services of all Fund personnel, including any fees and expenses of the Trustees who are affiliated with The Guardian Life Insurance Company of America ("Guardian Life"). All other costs and expenses are to be paid by the Funds that GISC advises.

The investment advisory agreement provides that neither GISC nor any of its personnel shall be liable for any error of judgment or mistake of law or for any loss suffered by GISC or the Funds in connection with the matters to which the investment advisory agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GISC or the Funds or from reckless disregard by GISC or any such person of the duties of GISC under the investment advisory agreement.

Guardian Life has registered and maintains the exclusive ownership interest of the following trademarks or service marks, as the case may be: "The Guardian Park Avenue Fund," "The Guardian Park Avenue Small Cap Fund," "The Guardian Investment Quality Bond Fund," "The Guardian High Yield Bond Fund," "The Guardian Tax-Exempt Fund," "The Guardian Cash Management Fund," "The Guardian Asset Allocation Fund," "The Guardian S&P 500 Index Fund," "The Guardian Baillie Gifford International Fund" and "The Guardian Baillie Gifford Emerging Markets Fund." If the investment advisory agreement is terminated with respect to any or all of the Funds and it is not replaced by an agreement with another affiliate of Guardian Life, any affected Fund's continued use of its name is subject to the approval of Guardian Life.

The investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

A service agreement between GISC and Guardian Life provides that the latter will furnish the office space, clerical staff, services and facilities which GISC needs to perform its duties under the investment advisory agreement. GISC's officers and other personnel are salaried employees of Guardian Life; they receive no compensation from GISC. GISC reimburses Guardian Life for its expenses under the separate agreement.

The following chart details the investment management fees paid to GISC by the Funds named during the periods noted. The information provided for the High Yield Fund in 1998 reflects the period from September 1, 1998 (commencement of operations) to December 31, 1998. The information provided for the S&P 500 Index Fund in 2000 reflects the period from August 7, 2000 (commencement of operations) to December 31, 2000.

                                      B-26
                                                       THE PARK AVENUE PORTFOLIO

                                                           YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                            12/31/98      12/31/99      12/31/00
                        FUND NAME                          ----------    ----------    ----------
Park Avenue..............................................  $14,957,011   $17,021,192   $18,974,649
Small Cap................................................  $ 1,051,495   $   872,368   $ 1,335,140
Asset Allocation.........................................  $ 1,198,863   $ 1,587,497   $ 1,844,090
S&P 500 Index Fund.......................................          n/a           n/a   $   209,870
Bond.....................................................  $   617,349   $   707,872   $   685,373
Tax-Exempt...............................................  $   255,405   $   447,929   $   503,014
Cash.....................................................  $   909,278   $ 1,522,239   $ 1,983,342
High Yield...............................................  $   106,242   $   337,621   $   335,385


Guardian Baillie Gifford Limited ("GBG"). GBG is the investment adviser to the International Fund and the Emerging Markets Fund pursuant to an investment advisory agreement between GBG and the Portfolio. GBG was formed in November 1990 through a joint venture between GIAC, a wholly owned subsidiary of Guardian Life and Baillie Gifford Overseas Limited ("BG Overseas"), which is wholly owned by Baillie Gifford & Co.

The agreement provides that GBG is responsible for the overall investment management of the investment portfolios of the International Fund and the Emerging Markets Fund. For purposes of calculating investment management fees, all shares of the Funds are treated as one class. The investment management fee is payable by each Fund separately. Under the terms of the agreement, GBG is responsible for all decisions to buy and sell securities for the Funds, furnishes the Board with recommendations with respect to the Funds' investment policies, provides the Board with regular reports pertaining to the implementation and performance of such policies, and maintains certain books and records as required by the 1940 Act and by any other applicable laws and regulations. GBG has, in turn, entered into a sub-investment advisory agreement with BG Overseas appointing the latter as sub-investment adviser and delegating to BG Overseas much of the day-to-day management responsibilities for the Funds' portfolios (see "Baillie Gifford Overseas Limited" below).

The agreement between GBG and the Portfolio will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually by vote of a majority of the outstanding securities of the respective Funds, or by vote of the Board of Trustees of the Portfolio, including a majority of the Trustees who are not parties to the agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

The agreement provides that neither GBG, nor any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the matters to which the agreement relates, except for loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of a Fund or from reckless disregard by GBG or any such person of the duties of GBG under the agreement.

The agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The agreement may be terminated with respect to a Fund, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.

In the event that the agreement is terminated and unless it is replaced by another agreement between GIAC and BG Overseas or their affiliates, the continued use of the names "The Guardian Baillie Gifford International Fund" and "The Guardian Baillie Gifford Emerging Markets Fund" is subject to the approval of both GIAC and BG Overseas.


The management fees paid by the International Fund to GBG for the years ended December 31, 2000, December 31, 1999, and December 31, 1998 were $1,178,930,
$982,932, and $705,157, respectively. The management fees paid by the Emerging Markets Fund to GBG for the years ended December 31, 2000, December 31, 1999 and December 31, 1998 were $385,549, $233,060, and $200,101, respectively.


Baillie Gifford Overseas Limited. BG Overseas is the subinvestment adviser for the International and Emerging Markets Funds pursuant to a sub-investment advisory agreement with GBG. Pursuant to this sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each Fund's portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such

STATEMENT OF ADDITIONAL INFORMATION
purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

The sub-investment advisory agreement will continue in full force and effect with respect to each Fund from year to year, provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and
(2) by either (a) a majority of the outstanding securities of the respective Funds or (b) the Board of Trustees of the Portfolio, including approval by a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or "interested persons" of the Portfolio or of GBG, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his/her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-investment advisory agreement.

The sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days' written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the sub-investment advisory agreement with respect to one Fund will not affect its validity with respect to the other Fund.


Of the management fees that it receives under its investment advisory agreement with the International and Emerging Markets Funds, GBG pays 0.40% of the average daily net assets of the International Fund and 0.50% of the average daily net assets of the Emerging Markets Fund to BG Overseas as compensation for BG Overseas' services as the Funds' sub-investment adviser. For the years ended December 31, 2000, December 31, 1999 and December 31, 1998, BG Overseas received $589,465, $491,466, and $352,578, respectively, from GBG as compensation for its services to the International Fund. For the years ended December 31, 2000, December 31, 1999 and December 31, 1998, BG Overseas received $192,775, $111,530, and $100,050, respectively, from GBG as compensation for its services to the Emerging Markets Fund.


(See the Prospectus section entitled "Management" for more information about the Portfolio's investment advisory agreements.)

ASSUMPTION OF EXPENSES


From time to time and at their discretion, GISC or GBG may voluntarily assume some or all of the ordinary operating expenses of the Funds that they manage. For the year ending December 31, 2001, GISC is assuming ordinary operating expenses, excluding interest, that exceed 0.53% of average daily net assets of the S&P 500 Index Fund's Class A shares, 1.28% of the average daily net assets of the S&P 500 Index Fund's Class B and Class C shares, and 0.93% of the average daily net assets of the S&P 500 Index Fund's Class K shares, 0.85% of the Bond Fund's average daily net assets of the Bond Fund's Class A shares, 1.60% of the average daily net assets of the Bond Fund's Class B and Class C shares and 1.25% of the average daily net assets of the Bond Fund's Class K shares; 0.85% of the average daily net assets of the Cash Fund's Class A shares, 1.60% of the average daily net assets of the Cash Fund's Class B and Class C shares and 1.25% of the average daily net assets of the Cash Fund's Class K shares; 0.85% of the average daily net assets of the High Yield Fund's Class A shares, 1.60% of the average daily net assets of the High Yield Fund's Class B and Class C shares and 1.25% of the average daily net assets of the High Yield Fund's Class K shares; 0.85% of the average daily net assets of the Tax-Exempt Fund's Class A shares and 1.60% of the Tax-Exempt Fund's Class C shares. When GISC ceases to subsidize these expenses, the expenses actually paid by these Funds will increase, so that returns to shareholders will decrease. GISC is also waiving, on an annual basis, 0.15% of the total advisory fee that it may charge to the Asset Allocation Fund. This waiver will remain in effect during any period when the Asset Allocation Fund is operated as a "fund of funds," as described in the Prospectus. Termination of this waiver is subject to the approval of the Portfolio's Board of Trustees.


The Administrative Services Agreement. GISC and the Portfolio have also entered into an Administrative Services Agreement on behalf of the Class A, Class B, Class C and Class K of each Fund pursuant to which GISC will provide information and administrative services for the benefit of the Portfolio and its shareholders. These

                                      B-28
                                                       THE PARK AVENUE PORTFOLIO
services include providing office space, equipment and personnel, maintenance of shareholder account records, responding to routine shareholder inquiries regarding the Portfolio and assisting in the processing of shareholder transactions and any other services which the Portfolio may reasonably request. GISC may also enter into related agreements with other broker-dealers or other financial services firms that provide such services and facilities for their customers who are shareholders of the Portfolio. The Administrative Services Agreement may be terminated at any time by either party upon 60 days' written notice. The Agreement may not be assigned without the consent of the Portfolio. Any material amendments to the Agreement, including an increase in the amount of fees, must be approved by the Board of Trustees of the Portfolio. For the years ended December 31, 1998, December 31, 1999 and December 31, 2000, the Funds paid fees under the Administrative Services Agreement to GISC in the amounts set forth in the following table. The fee paid by the High Yield Fund in 1998 covers the period from September 1, 1998 (commencement of operations) to December 31, 1998. The fees paid by the S&P 500 Index Fund in 2000 covers the period from August 7, 2000 (commencement of operations) to December 31, 2000. The fees paid by the Class B shares of the Bond Fund covers the period from August 7, 2000 (commencement of operations) to December 31, 2000. The fees paid by the Class C shares of each Fund covers the period from August 7, 2000 (commencement of operations) to December 31, 2000. No Class K shares were outstanding during this period, therefore no information for Class K shares is provided.

ADMINISTRATIVE SERVICE FEES PAID BY THE FUNDS FOR THE YEARS ENDED DECEMBER 31, 1998, 1999 AND 2000


                                    CLASS A SHARES                          CLASS B SHARES(1)
                       ----------------------------------------  ----------------------------------------
                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
       NAME OF         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
       FUND                    1998          1999          2000          1998          1999          2000
       -------         ------------  ------------  ------------  ------------  ------------  ------------
Park Avenue..........    $4,433,726    $5,292,187    $6,256,460       $770,635   $1,053,059    $1,315,043
Small Cap............    $  293,407    $  244,291    $  372,653       $ 57,092   $   46,498    $   64,828
Asset Allocation.....    $  409,946    $  525,841    $  584,775       $ 51,155   $   84,734    $  116,322
S&P 500 Index(2).....            --            --    $  192,977            --            --    $    8,476
International........    $  199,950    $  277,808    $  323,820       $ 20,412   $   29,358    $   37,117
Emerging Markets.....    $   45,936    $   51,714    $   78,438       $  4,089   $    4,051    $   10,771
Bond.................    $  308,675    $  353,936    $  326,568            --    $       --    $    8,131
High Yield...........    $   42,477    $  133,268    $  119,566       $  1,790   $    7,407    $   12,492
Tax-Exempt...........    $  127,702    $  223,965    $  243,480            --    $       --    $       --
Cash.................    $  434,510    $  729,319    $  957,656       $ 20,129   $   31,800    $   26,016



                          CLASS C
                          SHARES(3)
                       --------------
                           YEAR ENDED
                         DECEMBER 31,
                                 2000
                         ------------
Park Avenue.........           $4,586
Small Cap...........           $7,620
Asset Allocation....           $8,168
S&P 500 Index.......           $8,417
International.......           $7,534
Emerging Markets....           $7,233
Bond................           $8,096
High Yield..........           $7,741
Tax-Exempt..........           $8,081
Cash................           $8,054


(1) The Tax-Exempt Fund does not offer Class B shares, and the Bond Fund did not offer Class B shares until August 7, 2000.

(2) The S&P 500 Index Fund commenced operations on August 7, 2000.

(3) The Funds began offering Class C shares on August 7, 2000.

Underwriting Agreement. The Portfolio has also entered into an underwriting agreement with GISC, 7 Hanover Square, New York, NY 10004, which, together with a distribution plan and agreement pursuant to Rule 12b-1 under the 1940 Act (see below), governs the sale and distribution of Fund shares and payment of commissions to GISC. Shares are offered continuously; however, the Portfolio reserves the right to cease the offer of any Fund's shares at any time, subject to applicable laws, rules and regulations. The underwriting agreement shall remain in full force and effect from year to year so long as its continuance is approved at least annually by the Board of Trustees of the Portfolio, including a majority of Trustees who are not parties to the agreement or interested

STATEMENT OF ADDITIONAL INFORMATION
persons of any such party. It will terminate upon assignment and may be terminated with respect to any or all of the Funds at any time by either party on not less than 30 nor more than 60 days' written notice. Termination of the underwriting agreement with respect to one Fund will not affect its validity with respect to any other Fund. The agreement also provides that the Portfolio shall indemnify GISC and persons in control of GISC with respect to certain liabilities, including liabilities arising under the Securities Act of 1933. Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GISC to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GISC. GISC may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements.


Contingent Deferred Sales Charge -- Class B Shares. As discussed in the Prospectus, Class B shares redeemed within six years of purchase generally are subject to a contingent deferred sales charge ("CDSC") subject to waivers described in the Prospectus. For the years ended December 31, 1998, 1999 and 2000, GISC received the following CDSCs with respect to redemptions of Class B shares of the Funds that offer Class B shares. The fees paid by the High Yield Fund in 1998 reflect the period from September 1, 1998 (commencement of operations) to December 31, 1998. Neither the S&P Index Fund nor the Bond Fund paid CDSCs on Class B shares in 2000.



                                                         YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
FUND                                                           1998          1999          2000
----                                                   ------------  ------------  ------------
Park Avenue.........................................       $683,670   $1,098,122       $721,929
Small Cap...........................................       $ 68,114   $  111,945       $ 59,272
S&P 500 Index.......................................            N/A          N/A            N/A
Asset Allocation....................................       $ 33,262   $   63,942       $ 62,291
International.......................................       $ 10,877   $   17,986       $ 13,333
Emerging Markets....................................       $  1,537   $      439       $  2,144
Bond................................................            N/A          N/A            N/A
High Yield..........................................       $    405   $    5,929       $  5,824
Cash................................................       $ 34,422   $   90,103       $ 45,282



Contingent Deferred Sales Charge -- Class C Shares. Class C shares redeemed within one year of purchase generally are subject to a CDSC subject to waivers described in the Prospectus. For the period August 7, 2000 (when the Funds first offered Class C shares) to December 31, 2000, GISC did not receive any CDSCs with respect to redemptions of Class C shares of the Funds.



                                                                   AUGUST 7,
                                                                     2000 TO
                                                                DECEMBER 31,
FUND                                                                    2000
----                                                            ------------
Park Avenue................................................              N/A
Small Cap..................................................              N/A
S&P 500 Index..............................................              N/A
Asset Allocation...........................................              N/A
International..............................................              N/A
Emerging Markets...........................................              N/A
Bond.......................................................              N/A
High Yield.................................................              N/A
Tax-Exempt.................................................              N/A
Cash.......................................................              N/A


Distribution Plans Pursuant to Rule 12b-1 and Distribution Agreements. Under a Distribution Plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), each Fund which issues Class B shares is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.75% of average daily net assets of the Fund's Class B shares as compensation for distribution-related services provided to the Class B shares of those Funds.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund that offers Class C shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of 0.75% of the average daily net assets of its Class C shares as compensation for distribution-related services provided to the Funds' Class C shares.

The Portfolio has also adopted a 12b-1 Plan on behalf of each Fund that offers Class K shares. Under that 12b-1 Plan, each Fund is authorized to pay a monthly 12b-1 fee at an annual rate of up to 0.40% of the average daily net assets of its Class K shares as compensation for distribution-related services provided to the Class K shares of those Funds.

                                      B-30
                                                       THE PARK AVENUE PORTFOLIO

The 12b-1 fees may be paid by the Funds to third parties, including GISC, which enter into Distribution Agreements with the Portfolio. Under the 12b-1 Plans, distribution fees may be used to compensate brokers and dealers who engage in or support the distribution of the Class B, Class C and Class K shares. The 12b-1 fees may also be used to pay other distribution-related expenses incurred, such as communications equipment charges, printing prospectuses, statements of additional information and reports for prospective investors, the costs of printing sales literature and advertising materials, training and educating sales personnel and other overhead. The 12b-1 Plans, in conjunction with the CDSC, permit an investor to purchase Class B, Class C and Class K shares through a distributor without the imposition of an initial sales load. The Portfolio does not participate in joint distribution activities with any other investment company.

In order to effect each 12b-1 Plan, the Portfolio, on behalf of the Funds, has entered into a Distribution Agreement with GISC relating to Class B, Class C and Class K shares. GISC is compensated by the fees it receives under the 12b-1 Plans and is not paid any additional amounts under the Distribution Agreements. GISC intends to use these fees to pay for distribution-related expenses for Class B, Class C and Class K shareholders and payments to registered representatives for the sale of Class B, Class C and Class K shares. GISC also intends to use the 12b-1 fees to advance payments of up to 3.0% of the proceeds of sales of Class B, Class C and Class K shares to its registered representatives and other authorized broker-dealers.

GISC absorbs its distribution and service expenses which exceed the amount of 12b-1 fees collected. No Fund is obligated to reimburse GISC for such excess expenses, and GISC will not carry one year's deficiency to a subsequent year in order to recover such deficiency from the subsequent year's fee. Similarly, if a 12b-1 Plan or Underwriting Agreement, as either pertains to a Fund, is terminated or not renewed, any expenses incurred by GISC on behalf of such Fund which are in excess of fees which GISC has received or accrued shall be absorbed by GISC. Conversely, if GISC's expenditures for a Fund under a 12b-1 Plan are less than the amount collected, GISC is entitled to retain the excess. However, the Trustees are authorized to negotiate changes to the 12b-1 Plans, such as a fee reduction or increased services, if the fee paid by a Fund in a particular year exceeds the covered expenses. Alternatively, the Trustees may find such excess justifiable under the circumstances.

Each 12b-1 Plan specifically provides that while it is in effect, the selection and nomination of the Trustees who are not "interested persons" of the Portfolio, as that term is defined in the 1940 Act, shall be made solely at the discretion of the Trustees who are not interested persons of the Portfolio.

The fees to be paid by a Fund under each 12b-1 Plan may not be amended in a material way without approval by vote of: (1) a majority of the Trustees; (2) a majority of the Trustees who are not "interested persons" of the Portfolio and have no direct or indirect financial interest in the operation of the 12b-1 Plan or related agreements ("Independent Trustees"); and (3) a majority of such Fund's outstanding voting securities, as defined by the 1940 Act.

The 12b-1 Plans will continue from year-to-year for each Fund if such continuance is specifically approved by vote of the Board, and by vote of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the 12b-1 Plans.

The 12b-1 Plans may be terminated with respect to the Portfolio or a Fund at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of that Fund's outstanding voting securities.

For the period from January 1, 2000 to December 31, 2000, the Class B shares of the Funds that offer Class B shares paid fees under the Rule 12b-1 Plan to GISC as set forth in the following table. The table details the amount that the Class B shares of each Fund paid to GISC and how GISC used that money to promote sales and provide customer service during this period. The fees paid by the S&P Index Fund in 2000 covers the period from August 7, 2000 (commencement of operations) to December 31, 2000. The fees paid by the Bond Fund in 2000 covers the period from August 7, 2000, when the Fund first offered Class B shares, to December 31, 2000. No Class K shares were outstanding during this period, therefore no information for Class K shares is provided.

STATEMENT OF ADDITIONAL INFORMATION

              RULE 12b-1 FEES PAID BY CLASS B SHARES OF THE FUNDS
       AND EXPENDITURES BY GISC FROM JANUARY 1, 2000 TO DECEMBER 31, 2000


                                                                COMPEN-
                                                               SATION TO
                                                 PRINTING,      UNDER-
                                                AND MAILING    WRITERS,                 INTEREST,
                                                PROSPECTUSES    BROKER-                 CARRYING
                       12b-1 FEES   MARKETING        TO       DEALERS AND               OR OTHER   AMOUNTS
        FUND            PAID TO        AND      PROSPECTIVE      SALES        TRAIL     FINANCING  RETAINED
        NAME              GISC     ADVERTISING   INVESTORS     PERSONNEL   COMMISSIONS   CHARGE    BY GISC
        ----           ----------  -----------  ------------  -----------  -----------  ---------  --------
Park Avenue..........   $3,945,128      $83,452    $  54,826      $440,515   $5,077,857         $0        $0
Small Cap............   $  194,484      $ 3,902    $   2,562      $ 20,639   $  235,816         $0        $0
Asset Allocation.....   $  348,967      $ 6,929    $   4,565      $ 36,738   $  582,797         $0        $0
S&P 500 Index           $   25,428      $   668    $     421      $  3,788   $    3,370         $0        $0
International           $  111,350      $ 2,387    $   1,568      $  9,156   $  128,116         $0        $0
Emerging Markets.....   $   32,314      $   461    $     306      $  2,488   $   18,653         $0        $0
Bond.................   $   24,394      $   670    $     422      $  3,865   $      N/A         $0        $0
High Yield...........   $   37,476      $   584    $     384      $  3,111   $   14,010         $0        $0
Cash.................   $   78,047      $ 1,877    $   1,232      $  9,771   $   94,996         $0        $0


For the period from August 7, 2000 (when the Funds first began offering Class C shares) to December 31, 2000, the Class C shares of the Funds paid fees under the Rule 12b-1 Plan to GISC as set forth in the following table. The table details the amount that the Class C shares of each Fund paid to GISC and how GISC used that money to promote sales and provide customer service during this period.

                 12b-1 FEES PAID BY CLASS C SHARES OF THE FUNDS
       AND EXPENDITURES BY GISC FROM AUGUST 7, 2000 TO DECEMBER 31, 2000


                                                                COMPEN-
                                                               SATION TO
                                                 PRINTING,      UNDER-
                                                AND MAILING    WRITERS,                 INTEREST,
                                                PROSPECTUSES    BROKER-                 CARRYING
                       12b-1 FEES   MARKETING        TO       DEALERS AND               OR OTHER   AMOUNTS
        FUND            PAID TO        AND      PROSPECTIVE      SALES        TRAIL     FINANCING  RETAINED
        NAME              GISC     ADVERTISING   INVESTORS     PERSONNEL   COMMISSIONS   CHARGE    BY GISC
        ----           ----------  -----------  ------------  -----------  -----------  ---------  --------
Park Avenue..........      $13,758       $161         $108       $  944      $16,317         $0        $0
Small Cap............      $22,860       $673         $426       $3,811      $ 1,974         $0        $0
Asset Allocation.....      $24,504       $678         $428       $3,847      $ 7,995         $0        $0
S&P 500 Index........      $25,250       $667         $421       $3,779      $   137         $         $
International              $22,603       $660         $415       $3,734      $ 1,589         $0        $0
Emerging Markets.....      $21,698       $654         $411       $3,703      $   348         $0        $0
Bond.................      $24,288       $671         $423       $3,801      $   727         $         $
High Yield...........      $23,221       $665         $419       $3,767      $   N/A         $0        $0
Tax Exempt...........      $24,244       $671         $423       $3,801      $   N/A         $0        $0
Cash.................      $24,163       $670         $422       $3,793      $   N/A         $0        $0


The Portfolio has also entered into a Distribution Plan with GISC on behalf of the Class A shares. This Plan was made dormant by the Board as of May 1, 1996 and no 12b-1 fees are currently authorized to be paid in connection with sales of Class A shares.

PORTFOLIO TRANSACTIONS AND BROKERAGE
GISC currently serves as investment adviser to several Guardian-sponsored mutual funds, serves as manager of one other mutual fund and is the co-adviser of a separate account established by its corporate parent, GIAC. GBG and BG Overseas currently serve as investment adviser and sub-investment adviser, respectively, to two series of one other Guardian-sponsored mutual fund. In the future, each of GISC, GBG or BG Overseas (collectively, the "Advisers") may act as investment advisers to other Guardian-sponsored mutual funds or GIAC separate accounts. At times, investment decisions may be made to purchase or sell the same investment security for one or more of the other clients advised by the Advisers. It is each Adviser's practice to allocate

                                      B-32
                                                       THE PARK AVENUE PORTFOLIO
purchase and sale transactions among the Funds and other clients whose assets they manage in such manner as is deemed equitable, which may or may not be beneficial to the Funds.

The Advisers have no formula for the distribution of brokerage business when placing orders for the purchase and sale of portfolio securities. For over-the-counter transactions, the Advisers attempt to deal with a primary market maker unless they believe better prices and execution are available elsewhere. In allocating portfolio transactions among brokers, the Advisers give consideration to brokers whom they believe can obtain the best price and execution of orders and to brokers who furnish statistical data, research and other factual information. The Advisers are authorized to pay a commission in excess of that which another broker may charge for effecting the same transaction if they consider that such commissions they pay for brokerage, research services and other statistical data are appropriate and reasonable for the services rendered. The research services and statistical data which the Advisers receive in connection with the Funds' portfolio transactions may be used by the Advisers to benefit other clients and will not necessarily be used in connection with the Funds. The Advisers do not participate in commissions paid by the Funds to other brokers or dealers and do not knowingly receive any reciprocal business directly or indirectly as a result of such commissions. While the Advisers will be primarily responsible for the placement of each Fund's business, the policies and practices will be subject to review by the Board of Trustees. The following chart details brokerage commissions paid by the Funds during the years ended December 31, 1998, 1999 and 2000. The information for the S&P 500 Index Fund for 2000 relates to the period between August 7, 2000 (commencement of operations) and December 31, 2000.

                             BROKERAGE COMMISSIONS
                          PAID BY THE FUNDS COMPRISING
                           THE PARK AVENUE PORTFOLIO


                                               COMMISSIONS    COMMISSIONS    COMMISSIONS
                                                      PAID           PAID           PAID
                                                DURING THE     DURING THE     DURING THE
                                                YEAR ENDED     YEAR ENDED     YEAR ENDED
                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
FUND                                                  1998           1999           2000
----                                          ------------   ------------   ------------
Park Avenue Fund............................    $3,576,865     $5,192,605     $6,060,790
Small Cap Fund..............................    $  326,459     $  304,574     $  303,460
Asset Allocation Fund.......................    $   83,888     $   48,197     $   93,790
S&P 500 Index Fund..........................                                  $   25,155
International Fund..........................    $  183,878     $  275,160     $  363,817
Emerging Markets Fund.......................    $   86,009     $  141,083     $  196,798


The Cash Fund, Bond Fund, High Yield Fund and Tax-Exempt Fund primarily purchase securities in principal transactions at net prices. None of these Funds paid separate brokerage commissions during the time periods covered by the foregoing chart.

In any particular year, market conditions could necessitate portfolio activity which results in high or low turnover rates. Portfolio turnover is calculated by dividing the lesser of purchases or sales of a Fund's securities during a fiscal year by the average monthly value of the Fund's securities during such fiscal year. In determining the portfolio turnover rate, all securities whose maturities or expiration dates at the time of acquisition were one year or less are excluded. Turnover rates may be affected by factors such as purchase and redemption requirements and market volatility, and may vary greatly from time to time. The portfolio turnover rate of a Fund may be higher during its early history. Increased portfolio turnover will not necessarily indicate a variation from a Fund's stated investment policies, but may result in greater brokerage commissions and, consequently, higher expenses. The following chart shows each Fund's portfolio turnover rate during the time periods noted.

STATEMENT OF ADDITIONAL INFORMATION

                            PORTFOLIO TURNOVER RATES


                                                                 PORTFOLIO      PORTFOLIO
                                                                  TURNOVER       TURNOVER
                                                              RATE FOR THE   RATE FOR THE
                                                                YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,
FUND*                                                                 1999           2000
-----                                                         ------------   ------------
Park Avenue Fund............................................           74%           108%
Small Cap Fund..............................................           92%           125%
Asset Allocation Fund.......................................           16%            11%
S&P 500 Index Fund..........................................           N/A             4%
International Fund..........................................           54%            78%
Emerging Markets Fund.......................................           96%           101%
Bond Fund...................................................          271%           344%
High Yield Fund*............................................          152%           163%
Tax-Exempt Fund.............................................          144%           124%


* The Cash Fund's Portfolio turnover rate is not meaningful since, by its nature, a money market mutual fund that invests in short-term instruments will turn its portfolio over several times during the course of a year. The information for the S&P 500 Index Fund for 2000 relates to the period between August 7, 2000 (commencement of operations) and December 31, 2000.

NET ASSET VALUE
Each Fund's NAV is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE on each day on which the NYSE is open for business. The NAV is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

The Cash Fund. Securities held by the Cash Fund are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

The Cash Fund's use of amortized cost and the maintenance of the Cash Fund's net asset value at $1.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Cash Fund must: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned by the requisite number of nationally recognized statistical rating organizations ("NRSROs") or, if unrated, deemed to be of comparable quality by GISC, the Cash Fund's investment adviser in accordance with guidelines adopted by the Board of Trustees.

The aforementioned guidelines were adopted by the Board of Trustees and are designed to stabilize the Cash Fund's NAV at $1.00, taking into account current market conditions and the Fund's investment objective. These guidelines mandate periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by or under the direction of the Portfolio's Board of Trustees.

In the event of a deviation of over one half of 1% between the Cash Fund's NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. Action will also be taken to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the Cash Fund's NAV based upon market values and amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding or paying dividends or distributions, or using a market value NAV.

The Board will also take such action as it deems appropriate if securities held by the Cash Fund are downgraded, go into default, become ineligible for investment under Rule 2a-7, or come to present greater than minimal credit risks. In the event that securities accounting for 1/4 of 1% or more of the Cash Fund's total assets

                                      B-34
                                                       THE PARK AVENUE PORTFOLIO
default in a material way that is related to the issuer's financial condition, the SEC will be notified and advised of the actions to be taken in response to the situation.

Since dividends from net investment income and from net realized and unrealized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $1.00, but the Cash Fund's daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

The calculation of the NAV of the International Fund and the Emerging Markets Fund, and other Funds to the extent they invest in foreign markets, may not occur contemporaneously with the determination of the value of those Funds' portfolios because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business. Hence, it is possible that the value of the Funds' assets may change significantly on days when the Funds' shares are not valued. The foregoing also applies to any holdings of foreign securities by the other Funds which are authorized to make such investments.

Securities Valuations. Securities that are listed or traded on any U.S. or foreign securities exchange or on the NASDAQ National Market System are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Where a security is traded on more than one exchange, the security is valued on the exchange on which it is principally traded unless it was not traded on that exchange on the date in question. In such cases, the last sale price of the security on other exchanges shall be used. Securities traded both on an exchange and in the over-the counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service ("Service"). The use of a Service to ascertain values has been approved by the Portfolio's Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities) except for the Tax-Exempt Fund, which values such securities at the mean between the bid and the asked prices obtained by the Service from dealers in such securities. Other debt securities that are valued by the Service are carried at estimated market value as determined by the Service, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which market quotations are not readily available, including certain mortgage-backed and asset-backed securities, and illiquid securities and certain other debt securities, are valued at fair value as determined in good faith by or under the direction of the Portfolio's Board of Trustees. Repurchase agreements are carried at cost which approximates market value. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade. Conversions to U.S. dollar values occur in connection with each calculation of net asset value per share for Funds investing in foreign securities denominated in foreign currencies.

REDEMPTION OF SHARES
National Financial Data Services, the Portfolio's shareholder servicing agent, will typically pay redemption proceeds within three business days after it receives a proper redemption request. Redemptions will generally be made in cash but may be made wholly or partly in readily marketable securities or other non-cash assets if the Board of Trustees should determine that orderly liquidation of a Fund's securities is impracticable or that payment wholly in cash would have a material adverse effect on the remaining shareholders. The redemption will be made at the NAV next determined after the redemption request is received in proper form. Shares that are purchased by check cannot be redeemed until the check has cleared. This may take up to 15 calendar days. Shareholders are not permitted to elect whether the redemption will be made in cash or securities. The Portfolio has elected to be governed by Rule 18f-1 under the 1940 Act, so it is committed to pay cash redemptions to each shareholder during any 90-day period up to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. Any portfolio securities paid or distributed in kind will be valued as described under "Net Asset Value" below. A subsequent sale of such securities would ordinarily require payment of brokerage commissions by the redeeming shareholders.

The right to redeem a Fund's shares may be suspended, or the payment date postponed, for any period during which: (1) the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (2) trading on the NYSE is restricted for any reason; (3) an emergency exists, as a result of which disposal by a Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for

STATEMENT OF ADDITIONAL INFORMATION
a Fund fairly to determine the value of its net assets, as determined by the SEC under its rules and regulations; or (4) the SEC, by order, so permits suspension for the protection of shareholders of a Fund.

PERFORMANCE RESULTS
As described in the Prospectus, a Fund may state its yield, average annual total return and total return in advertisements, sales materials and investor communications. These various measures of performance are described and illustrated below.

Performance figures are based upon historic results and do not represent future performance. With the exception of the Cash Fund, Class A shares are sold at NAV plus a maximum sales load of 4.50% of the NAV. Class B shares are sold at NAV, subject to a maximum contingent deferred sales charge of 3.0%. Class C and Class K shares are sold at NAV subject to a maximum contingent deferred sales charge of 1.0%. Institutional class shares are sold at NAV. Returns will fluctuate and may be different for Class A, Class B, Class C, Class K and Institutional shares of the same Fund, since Class B, Class C and Class K shares bear higher overall expenses than Class A or Institutional Class shares. Factors affecting Fund performance include general market conditions, the level of overall operating expenses, investment management fees, and, with respect to Funds that may invest in securities denominated in foreign currencies, exchange rates. Any additional fees charged by a broker, dealer or other financial services firm will further reduce the returns described in this section. Class A shares of the Funds are redeemable at NAV. Class B, Class C and Class K shares of the Funds are redeemable subject to a CDSC. Redemption proceeds may be more or less than the original cost. No Class K or Institutional class shares were outstanding in 2000.

NOTE: Performance illustrations provided for the Class A Park Avenue Fund and the Class A Cash Fund for periods ending prior to January 1, 1993 do not reflect the imposition of charges under the Portfolio's Class A 12b-1 Plan which went into effect on January 1, 1993. No 12b-1 fees are currently being imposed on the Class A shares of any Fund. Restating these Funds' performance results to include the effect of such charges would reduce the performance results.

Yield is a measure of the net investment income per share earned over a specific time period (one month or 30 days in the case of the Bond Fund, the High Yield Fund and the Tax-Exempt Fund, and seven days in the case of the Cash Fund) expressed as a percentage of the maximum offering price of the Fund's shares.

Yield is computed in accordance with the following SEC standardized method.

                                             (6)
             YIELD          = 2[(((a-b)/cd)+1)  -1]
Where:       a              = dividends and interest earned during the period
             b              = expenses accrued for the period (net of reimbursements)
                            = the average daily number of shares outstanding during the
             c              period
                            = the maximum offering price per share on the last day of
             d              the period

This standardized methodology is not necessarily consistent with generally accepted accounting principles.


The Bond Fund's yield for the 30-day period ended December 31, 2000 was 6.52% for Class A shares, 5.77% for Class B shares and 5.77% for Class C shares, the High Yield Fund's yield was 11.53% for Class A shares, 10.35% for Class B shares and 10.37% for Class C shares. The Tax-Exempt Fund's yield for the same period was 4.16% for Class A shares and 3.42% for Class C shares. The Tax-Exempt Fund's tax equivalent yield is computed by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus the maximum federal income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Using this formula, the tax equivalent yield of the Tax-Exempt Fund for the 30-day period ended December 31, 2000 was 10.80% for Class A shares and 9.55% for Class C shares.



The Cash Fund provides current yield and effective yield quotations, which are calculated in accordance with SEC standards and are based upon changes in account value during a recent seven-day base period. Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return." The "base period return" is computed by determining the net change, exclusive of capital changes, in the value of one Cash Fund share and dividing that amount by the value of one Fund share at the beginning of the base period. Effective yield is computed by compounding the "base period return." The Cash Fund's current yield for the seven days ended December 31, 2000 was 5.86% for Class A shares, 5.12% for Class B shares and 5.11% for Class C shares. Its effective yield for the same period was 6.03% for Class A shares, 5.25% for Class B shares and 5.24% for Class C Shares.

Yields are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses.

                                      B-36
                                                       THE PARK AVENUE PORTFOLIO

A Fund's average annual total return is computed in accordance with the following SEC standardized method.

             P (1 + T)(n)  = ERV
Where:       P             = A hypothetical initial purchase order of $1,000 from which no sales load is deducted.
             T             = average annual total return.
             n             = number of years.
             ERV           = ending redeemable value of the hypothetical $1,000
                             purchase at the end of the period.

Total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes that all dividends and distribution are reinvested at NAV on the reinvestment dates during the period, but do not take into account income taxes due on Fund distributions. Any statements of total return or other performance data of a Fund will be accompanied by the Fund's average annual total returns for the one-year, five-year and ten-year periods as of the end of the most recent calendar quarter, if applicable. A Fund may also advertise total return and average annual total return information for different periods of time.

Recent returns for Class A shares of all of the Funds except the Cash Fund are presented below.


                        Park    Small      Asset         S&P        Inter-    Emerging                High       Tax-
   Average Annual      Avenue    Cap     Allocation   500 Index    national   Markets     Bond       Yield      Exempt
    Total Return        Fund     Fund       Fund        Fund         Fund       Fund      Fund        Fund       Fund
   --------------      ------   -----    ----------   ---------    --------   --------    -----      ------     ------
1 year ended
  December 31,
  2000...............  -22.28%   -6.75%     -3.54%          N/A     -27.24%    -27.31%    4.89%      -10.74%     7.29%
5 years ended
  December 31,
  2000...............   15.93%     N/A      13.97%          N/A       8.68%       N/A     4.51%         N/A      4.41%
10 years (or life of
  Fund if less) ended
  December 31,
  2000...............   18.43%   12.75%(2)  12.39%(4)    -14.19%(1)  10.32%     -6.85%(2)  4.3%(4)    -1.02%(3)  4.23%(3)


(1) Period from August 7, 2000 (commencement of operations) to December 31,
    2000.
(2) Period from May 1, 1997 (commencement of operations) to December 31, 2000.
(3) Total return for period from September 1, 1998 (commencement of operations) to December 31, 2000.
(4) Period from February 16, 1993 (commencement of operations) to December 31, 2000.

The following example shows the average annual total return performance of Class A shares of each Fund except for the Cash Fund. The example shows the average annual percentage change for each period and the ending redeemable value, or ERV, of a hypothetical $1,000 investment. The example takes into account all expenses of Class A shares, including sales charges, and assumes reinvestment of all capital gains distributions and income dividends.

                 AVERAGE ANNUAL TOTAL RETURNS -- CLASS A SHARES

                              Park                 Small                Asset
                             Avenue                 Cap               Allocation             S&P 500            International
                              Fund                 Fund                  Fund               Index Fund              Fund
                       -------------------  -------------------  --------------------   ------------------   -------------------
       Period          % Return     ERV     % Return     ERV     % Return      ERV      % Return     ERV     % Return     ERV
       ------          --------  ---------  --------  ---------  --------   ---------   --------   -------   --------  ---------
1 year ended
 December 31, 2000...   -22.28%  $  777.20    -6.75%  $  932.50   -3.54%    $  964.60       N/A        N/A    -27.24%  $  727.60
3 years ended
 December 31, 2000...     7.08%  $1,227.79       N/A        N/A    9.18%    $1,301.46       N/A        N/A      6.09%  $1,194.05
5 years ended
 December 31, 2000...    15.93%  $2,094.01       N/A        N/A   13.97%    $1,922.88       N/A        N/A      8.68%  $1,516.17
10 years (or life of
 Fund if less) ended
 December 31, 2000...    18.43%  $5,427.72    12.75%  $1,552.73   12.39%    $2,508.88   -14.19%    $858.10     10.32%  $2,167.22

                           Emerging
                            Markets
                             Fund
                       -----------------
       Period          % Return    ERV
       ------          --------  -------
1 year ended
 December 31, 2000...   -27.31%  $726.90
3 years ended
 December 31, 2000...       N/A      N/A
5 years ended
 December 31, 2000...       N/A      N/A
10 years (or life of
 Fund if less) ended
 December 31, 2000...    -6.85%  $770.91


STATEMENT OF ADDITIONAL INFORMATION

                                                                                            High                  Tax
                                                                      Bond                 Yield                 Exempt
                                                                      Fund                  Fund                  Fund
                                                              --------------------   ------------------   --------------------
                                                              % Return      ERV      % Return     ERV     % Return      ERV
                                                              --------   ---------   --------   -------   --------   ---------
1 year ended
  December 31, 2000.........................................   4.89%     $1,048.90   -10.74%    $892.60    7.29%     $1,072.90
3 years ended
  December 31, 2000.........................................   3.83%     $1,119.36       N/A        N/A    3.26%     $1,101.02
5 years ended
  December 31, 2000.........................................   4.51%     $1,246.78       N/A        N/A    4.41%     $1,240.82
10 years (or life of Fund if less) ended December 31,
  2000......................................................    4.3%     $1,393.12    -1.02%    $976.36    4.23%     $1,385.78


* Period from August 7, 2000 (commencement of operations) to December 31, 2000.

The table on the following page shows the total cumulative return and average annual total return for Class A shares of the Park Avenue Fund for the one-year, five-year and ten-year periods, as well as the life of the Fund, through December 31, 2000.


Period Ended                                 The Guardian               The Guardian
December 31, 2000                       Park Avenue Fund*         Park Avenue Fund++
-----------------                       -----------------         ------------------
Lifetime Cumulative Total Return+.....             6,840%                     5,665%
Lifetime Average Annual Total
  Return+.............................             15.99%                     15.24%
Ten Year Cumulative Total Return......               466%                       443%
Ten Year Average Annual Total
  Return..............................             18.93%                     18.43%
Five Year Cumulative Total Return.....               119%                       109%
Five Year Average Annual Total
  Return..............................             17.01%                     15.93%
One Year Average Annual Total
  Return..............................            -18.62%                    -22.28%


*  Shows performance without deduction of sales load.
+  Period beginning June 1, 1972.
++ Reflects deduction of current maximum sales load of 4.5% at beginning of period. Prior to August 25, 1988, shares of the Park Avenue Fund were offered with a higher sales load, so actual returns would have been somewhat lower.

Average annual total return information for Class B shares of the Funds that offer Class B shares (other than the Cash Fund) for the periods ended December 31, 2000 are set forth below. The examples assume the deduction of the maximum contingent deferred sales charge.

                 AVERAGE ANNUAL TOTAL RETURNS -- CLASS B SHARES

                                                                                 Asset               S&P 500
                                    Park Avenue          Small Cap(1)          Allocation           Index(4)
                                -------------------   ------------------   ------------------   -----------------
                                   %         ERV        %         ERV        %         ERV         %        ERV
                                   -         ---        -         ---        -         ---         -        ---
1 Year Ended
 December 31, 2000............  -21.69%   $  783.10   -5.94%   $  940.60   -2.66%   $  973.40   -12.66%   $873.40
May 1, 1996 (commencement of
 operations) to December 31,
 2000.........................   14.79%   $1,903.50   12.56%   $1,543.15   13.89%   $1,834.85       N/A       N/A


                                   International        Emer. Mkt.(1)        High Yield(2)           Bond(3)
                                -------------------   -----------------   -------------------   -----------------
                                   %         ERV         %        ERV        %         ERV        %        ERV
                                   -         ---         -        ---        -         ---        -        ---
1 Year Ended
 December 31, 2000............  -26.76%   $  732.40   -27.34%   $726.60   -10.13%   $  898.70   1.36%   $1,013.60
May 1, 1996 (commencement of
 operations) to December 31,
 2000.........................    6.59%   $1,346.93    -7.53%   $750.48     1.03%   $1,024.20     N/A         N/A


1 The Small Cap and Emerging Markets Funds commenced operations on May 1, 1997. 2 The High Yield Fund commenced operations on September 1, 1998.
3 The Bond Fund began offering Class B shares on August 7, 2000.
4 The S&P 500 Index Fund commenced operations on August 7, 2000.

                 AVERAGE ANNUAL TOTAL RETURNS -- CLASS C SHARES

                                                                      Asset                S&P
                            Park Avenue         Small Cap*          Allocation             500            International
                         -----------------   -----------------   ----------------   -----------------   -----------------
                            %        ERV        %        ERV       %        ERV        %        ERV        %        ERV
                            -        ---        -        ---       -        ---        -        ---        -        ---
August 7, 2000
 (commencement of
 operations to December
 31, 2000..............  -22.57%   $774.30   -15.51%   $844.90   -5.13%   $948.70   -10.88%   $891.20   -13.46%   $865.40

                                                   High
                            Emer. Mkt.*          Yield**              Bond             Tax-Exempt
                         -----------------   ----------------   -----------------   -----------------
                            %        ERV       %        ERV       %        ERV        %        ERV
                            -        ---       -        ---       -        ---        -        ---
August 7, 2000
 (commencement of
 operations to December
 31, 2000..............  -21.14%   $788.60   -7.39%   $926.10   3.39%   $1,033.90   3.84%   $1,038.40


Class K shares commenced operations in 2001, so no performance information is available. No Institutional Class shares were outstanding in 2000.

                                      B-38
                                                       THE PARK AVENUE PORTFOLIO

As noted in the Prospectus, each Fund may compare its performance to certain indices, similar mutual funds and other investment vehicles. Additionally, a Fund may quote information from industry and financial publications in its promotional materials. In particular:

(1) the Park Avenue Fund may compare its performance to that of the S&P 500, Dow Jones Industrials, Russell 3000, or the New York Stock Exchange Composite Index;

(2) the Small Cap Fund may compare its performance to that of the Russell 2000 Index;

(3) the International Fund may compare its performance to the Morgan Stanley Capital International's Europe, Australia and the Far East ("EAFE") Index;

(4) the Emerging Markets Fund may compare its performance to that of the Morgan Stanley Capital International Emerging Markets Free Index;

(5) the Bond Fund may compare its performance to the Salomon Brothers Government and High Grade Bond Indices, the Shearson-Lehman Government Bond or Government/Corporate Bond Indices, the Merrill Lynch Government Master or Government/Corporate Master Indices, and the Lehman Mortgage-Backed Securities or the Lehman Aggregate Bond Indices;

(6) The High Yield Fund may compare its performance to the Donaldson, Lufkin & Jenrette (DLJ) High Yield Index;

(7) The Tax-Exempt Fund may compare its performance to the Lehman Brothers Municipal Bond Index;

(8) The Cash Fund may compare its performance to the Consumer Price Index or the Bank Rate Monitor; and

(9) The Asset Allocation Fund may compare its performance to the S&P 500 and the Lehman Aggregate Bond Index.

Performance calculations contained in reports by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, the WM Company or industry or financial publications of general interest such as Business Week, Financial World, Forbes, Financial Times, The Wall Street Journal, The New York Times, Barron's and Money which may be quoted by the Funds are often based upon changes in NAV with all dividends reinvested and may not reflect the imposition of any sales loads.

PORTFOLIO MANAGEMENT
As a Massachusetts business trust, the Portfolio is managed by its Board of Trustees. The trustees meet regularly to review each Fund's investments, performance, expenses and other business affairs. The trustees also elect the Portfolio's officers. The Board currently consists of eight trustees, five of whom are not "interested persons" of the Portfolio within the meaning of the 1940 Act. These five trustees are also members of the Audit Committee of the Board. The Audit Committee is responsible for the selection and evaluation of the independent accountants for the Portfolio.

The trustees and officers of the Portfolio are named below. Information about their principal occupations and certain other affiliations during the past five years is also provided. The business address of each trustee and officer is 7 Hanover Square, New York, New York 10004 unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is comprised of (1) the Portfolio, (2) The Guardian Cash Fund, Inc., (3) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in four series), (4) The Guardian Bond Fund, Inc. and (5) GIAC Funds, Inc. (a series fund that issues its shares in three series).


      NAME AND ADDRESS AND AGE             TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
JOSEPH A. CARUSO (49)                  Senior Vice     Senior Vice President and Corporate Secretary, The
                                       President and   Guardian Life Insurance Company of America since 1/01;
                                       Secretary       Vice President and Corporate Secretary prior thereto.
                                                       Senior Vice President and Secretary, The Guardian
                                                       Insurance & Annuity Company, Inc., Guardian Investor
                                                       Services Corporation, Guardian Asset Management
                                                       Corporation, Park Avenue Life Insurance Company, Park
                                                       Avenue Securities LLC, Guardian Baillie Gifford Limited,
                                                       and all of the mutual funds within the Guardian Fund
                                                       Complex.

HOWARD W. CHIN (48)                    Managing        Managing Director, The Guardian Life Insurance Company
                                       Director        of America since 9/97; Vice President and Senior
                                                       Mortgage Strategist, Goldman, Sachs & Co. prior thereto.
                                                       Officer of various mutual funds within the Guardian Fund
                                                       Complex.


STATEMENT OF ADDITIONAL INFORMATION

      NAME AND ADDRESS AND AGE             TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
FRANK J. FABOZZI (52)                  Trustee         Adjunct Professor of Finance, School of
858 Tower View Circle                                  Management -- Yale University, 2/94-present; Visiting
New Hope, Pennsylvania                                 Professor of Finance and Accounting, Sloan School of
18938                                                  Management -- Massachusetts Institute of Technology
                                                       prior thereto. Editor, Journal of Portfolio Management.
                                                       Director (Trustee) of all of the mutual funds within the
                                                       Guardian Fund Complex. Director (Trustee) of various
                                                       closed-end investment companies sponsored by Blackstone
                                                       Financial Management.

ARTHUR V. FERRARA (70)*                Trustee         Retired. Chairman of the Board and Chief Executive
70 Baldwin Farms South                                 Officer, The Guardian Life Insurance Company of America
Greenwich, Connecticut                                 1/93-12/95; President, Director and Chief Executive
06831                                                  Officer prior thereto. Director (Trustee) of all of the
                                                       mutual funds within the Guardian Fund Complex.

LEO R. FUTIA (81)*                     Trustee         Retired. Former Chairman of The Board and Chief
18 Interlaken Road                                     Executive Officer, The Guardian Life Insurance Company
Greenwich, Connecticut                                 of America; Director since 5/70. Director (Trustee) of
06830                                                  all of the mutual funds within the Guardian Fund
                                                       Complex. Director (Trustee) of various mutual funds
                                                       sponsored by Value Line, Inc.

ALEXANDER M. GRANT, JR. (52)           Managing        Managing Director, The Guardian Life Insurance Company
                                       Director        of America since 3/99; Second Vice President,
                                                       Investments, 1/97-3/99; Assistant Vice President,
                                                       Investments prior thereto. Officer of various mutual
                                                       funds within the Guardian Fund Complex.

WILLIAM W. HEWITT, JR. (72)            Trustee         Retired. Former Executive Vice President, Shearson
P.O. Box 2359                                          Lehman Brothers, Inc. Director (Trustee) of all of the
Princeton, New Jersey                                  mutual funds within the Guardian Fund Complex. Director
08543                                                  (Trustee) of various mutual funds sponsored by Mitchell
                                                       Hutchins Asset Management, Inc. and Paine Webber, Inc.

EDWARD H. HOCKNELL (40)                Vice President  Partner, Baillie Gifford & Co., since May 1998.
c/o Baillie Gifford Overseas,                          Director, Baillie Gifford Overseas Limited since 10/92.
Limited                                                Officer of various mutual funds within the Guardian Fund
1 Rutland Court                                        Complex.
Edinburgh, EH3 8EY,
Scotland

JONATHAN C. JANKUS (54)                Managing        Managing Director, Investments, The Guardian Life
                                       Director        Insurance Company of America since 3/98; Second Vice
                                                       President, Investments, prior thereto. Vice President,
                                                       Guardian Asset Management Corporation.

FRANK J. JONES (62)                    President       Executive Vice President and Chief Investment Officer,
                                                       The Guardian Life Insurance Company of America. Senior
                                                       Vice President and Chief Investment Officer and
                                                       Director, The Guardian Insurance & Annuity Company, Inc.
                                                       Manager, Park Avenue Securities LLC. Director, Guardian
                                                       Investor Services Corporation, and Guardian Baillie
                                                       Gifford Limited. Officer of various mutual funds within
                                                       the Guardian Fund Complex.

ANN T. KEARNEY (49)                    Controller      Second Vice President, Group Pensions, The Guardian Life
                                                       Insurance Company of America. Second Vice President of
                                                       The Guardian Insurance & Annuity Company, Inc. and
                                                       Guardian Investor Services Corporation. Controller of
                                                       various mutual funds within the Guardian Fund Complex.


---------------

* Trustee who is an "interested person" under the 1940 Act.

                                      B-40
                                                       THE PARK AVENUE PORTFOLIO

      NAME AND ADDRESS AND AGE             TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
PETER J. LIEBST (45)                   Managing        Managing Director, Investments, The Guardian Life
                                       Director        Insurance Company of America, since 8/98; Vice
                                                       President, Van Kampen American Capital Investment
                                                       Advisory Corporation prior thereto.

SIDNEY I. LIRTZMAN (69)                Trustee         Professor of Management since 9/67 and Interim President
38 West 26th Street                                    9/99- present; and Acting Dean of the Zicklin School of
New York, New York                                     Business Management since 2/95, City University of New
10010                                                  York-Baruch College. President, Fairfield Consulting
                                                       Associates, Inc. Director (Trustee) of all of the mutual
                                                       funds within the Guardian Fund Complex.

LARRY LUXENBERG (45)                   Managing        Managing Director, Equity Securities, The Guardian Life
                                       Director        Insurance Company of America since 3/98; Second Vice
                                                       President, Equity Securities, 6/97 to 3/98; Assistant
                                                       Vice President, Equity Securities, prior thereto.
                                                       Officer of various mutual funds within the Guardian Fund
                                                       Complex.

R. ROBIN MENZIES (48)                  Vice President  Partner, Baillie Gifford & Co. 4/81-present. Director,
c/o Baillie Gifford Overseas                           Baillie Gifford Overseas Limited 11/90-present.
Limited                                                Director, Guardian Baillie Gifford Limited
Rutland Court                                          11/90-present.
Edinburgh, EH3 8EY,
Scotland

JOHN B. MURPHY (53)                    Managing        Managing Director, Equity Securities, The Guardian Life
                                       Director        Insurance Company of America since 3/98; Second Vice
                                                       President 3/97 to 3/98; Assistant Vice President prior
                                                       thereto. Officer of various mutual funds within the
                                                       Guardian Fund Complex.

FRANK L. PEPE (58)                     Treasurer       Vice President and Equity Controller, The Guardian Life
                                                       Insurance Company of America. Vice President and
                                                       Controller, The Guardian Insurance & Annuity Company,
                                                       Inc. and Guardian Investor Services Corporation.
                                                       Controller, Guardian Asset Management Corporation.
                                                       Officer of various mutual funds within the Guardian Fund
                                                       Complex.

RICHARD T. POTTER, JR. (46)            Vice President  Vice President and Equity Counsel, The Guardian Life
                                       and Counsel     Insurance Company of America. Vice President and
                                                       Counsel, The Guardian Insurance & Annuity Company, Inc.,
                                                       Guardian Investor Services Corporation, Guardian Asset
                                                       Management Corporation, Park Avenue Securities LLC and
                                                       various mutual funds within the Guardian Fund Complex.

JOSEPH D. SARGENT* (63)                Trustee         President, Chief Executive Officer and Director, The
                                                       Guardian Life Insurance Company of America, since 1/96;
                                                       President and Director prior thereto. Director (Trustee)
                                                       of The Guardian Insurance & Annuity Company, Inc.,
                                                       Guardian Investor Services Corporation, Park Avenue
                                                       Securities LLC and all of the mutual funds within the
                                                       Guardian Fund Complex.

CARL W. SCHAFER (65)                   Trustee         President, Atlantic Foundation (a private charitable
66 Witherspoon Street, #1100                           foundation). Director of Roadway Express (trucking),
Princeton, New Jersey                                  Labor Ready, Inc. (provider of temporary manual labor),
08542                                                  Evans Systems, Inc. (a motor fuels, convenience store
                                                       and diversified company), Electronic Clearing House,
                                                       Inc. (financial transactions processing), Frontier Oil
                                                       Corporation and NutraCeutix Inc. (biotechnology).
                                                       Chairman of the Investment Advisory Committee of the
                                                       Howard Hughes Medical Institute 1985-1992. Director
                                                       (Trustee) of all of the mutual funds within the Guardian
                                                       Fund Complex. Director (Trustee) of various mutual funds
                                                       sponsored by Paine Webber, Inc.


STATEMENT OF ADDITIONAL INFORMATION

      NAME AND ADDRESS AND AGE             TITLE                           BUSINESS HISTORY
---------------------------------------------------------------------------------------------------------------
ROBERT G. SMITH (68)                   Trustee         President, Smith Affiliated Capital Corp. since 4/82.
132 East 72nd Street                                   Director (Trustee) of all of the mutual funds within the
New York, New York                                     Guardian Fund Complex.
10021

THOMAS G. SORELL (45)                  Managing        Senior Managing Director, Fixed Income Securities, The
                                       Director        Guardian Life Insurance Company of America since 3/2000.
                                                       Vice President, Fixed Income Securities prior thereto.
                                                       Managing Director, Guardian Asset Management
                                                       Corporation. Managing Director, Investments: Park Avenue
                                                       Life Insurance Company. Officer of various mutual funds
                                                       with the Guardian Fund Complex.

DONALD P. SULLIVAN, JR. (45)           Vice President  Vice President, Equity Administration, The Guardian Life
                                                       Insurance Company of America since 3/99; Second Vice
                                                       President, Equity Administration prior thereto. Vice
                                                       President, The Guardian Insurance & Annuity Company,
                                                       Inc., Guardian Investor Services Corporation and Park
                                                       Avenue Securities LLC. Officer of various mutual funds
                                                       within the Guardian Fund Complex.


---------------
* Trustee who is an "interested person" under the 1940 Act.

The Portfolio pays the Trustees who are not "interested persons" of the Portfolio an annual retainer fee of $1,000 per Fund and a per meeting fee of $500 per Fund. Trustees who are "interested persons" of the Portfolio, except Mr. Sargent, receive the same fees, but they are paid by GISC. Mr. Sargent receives no compensation for his trusteeship. The officers of the Portfolio are employees of Guardian Life; they receive no compensation from the Portfolio.

Each Trustee is also a director of The Guardian Variable Contract Funds, Inc., a series fund consisting of The Guardian Stock Fund, The Guardian VC Asset Allocation Fund, The Guardian VC High Yield Bond Fund and The Guardian VC 500 Index Fund, The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds Inc., a series fund consisting of Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund. The Portfolio and the other funds named in this paragraph are a "Fund Complex" for purposes of the federal securities laws. The following table provides information about the compensation paid by the Portfolio and the Fund Complex to the Portfolio's Trustees during the year ended December 31, 2000.

                               COMPENSATION TABLE*


                                                                                                   Total
                                                          Accrued                              Compensation
                                 Aggregate              Pension or           Estimated      from the Portfolio
                                Compensation        Retirement Benefits    Benefits Upon     and Other Members
      Name and Title        from the Portfolio**   Paid by the Portfolio    Retirement     of the Fund Complex**
      --------------        --------------------   ---------------------   -------------   ---------------------
Frank J. Fabozzi,
  Trustee.................               $36,100                     N/A             N/A                 $58,600
William W. Hewitt, Jr.,
  Trustee.................               $36,100                     N/A             N/A                 $58,600
Sidney I. Lirtzman,
  Trustee.................               $36,100                     N/A             N/A                 $58,600
Carl W. Schafer,
  Trustee.................               $36,100                     N/A             N/A                 $58,600
Robert G. Smith,
  Trustee.................               $36,100                     N/A             N/A                 $58,600


* Trustees who are "interested persons" of the Portfolio are not compensated by the Portfolio, so information about their compensation is not included in this table.

** Includes compensation paid to attend meetings of the Board's Audit Committee.


As of April 1, 2001, the number of shares of each Fund owned by all officers and trustees of the Portfolio in the aggregate totalled less than 1% of the outstanding shares of each Fund.


The trustees and officers of the Portfolio may purchase Class A shares of the Funds at net asset value. See "Types of Shares Available -- Class A shares -- Purchases without Sales Charge" in the Prospectus.

Each Fund permits "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics ("Ethics Policy") that has been adopted by the

                                      B-42
                                                       THE PARK AVENUE PORTFOLIO

Fund's Board. Access Persons are required to follow the guidelines established by this Ethics Policy in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each Fund's respective Adviser, Sub-Investment Adviser and Distributor pursuant to Rule 17j-1 and other applicable laws, and pursuant to the terms of the Ethics Policy, must adopt and enforce its own Code of Ethics appropriate to its operations. The Funds' Board is required to review and approve the Code of Ethics for the Advisers, Sub-Investment Adviser and Distributor. The Adviser, Sub-Investment Adviser and Distributor are also required to report to each Fund's Board on a quarterly basis with respect to the administration and enforcement of such Ethics Policy, including any violations thereof which may potentially affect the Fund.


PORTFOLIO AFFILIATES AND PRINCIPAL HOLDERS OF FUND SHARES
GUARDIAN ENTITIES. Guardian Life, 7 Hanover Square, New York, New York 10004, is the parent company and sole stockholder of GIAC. GIAC, also located at 7 Hanover Square, New York, New York 10004, is the parent and sole stockholder of GISC.


As of February 28, 2001, The Guardian/Value Line Separate Account, established by GIAC, held 4,402,853, or 7%, of the Park Avenue Fund's Class A shares. In addition, The Guardian Separate Account L, a separate account established by GIAC, owned Class A shares of the Funds in the following amounts:



                                                                    Percentage of Class A
                     Fund                        Shares Owned        Shares Outstanding
                     ----                        ------------       ---------------------
Park Avenue....................................     5,975,133                          9%
Small Cap......................................     3,135,925                         34%
Asset Allocation...............................     3,881,782                         22%
International..................................       967,049                         11%
Emerging Markets...............................     1,109,210                         49%
Bond...........................................     1,772,073                         11%
High Yield.....................................       293,025                          6%
Cash...........................................   196,188,413                         43%


Owners of variable annuity contracts issued by GIAC have the beneficial interest in these Funds' shares. At any shareholder meetings where shareholders of the Funds are entitled to vote, GIAC, as the owner of record, votes the shares which are attributable to variable annuity contracts in accordance with voting instructions received from contractowners.


The Cash Fund. As of February 28, 2001, GIAC and GISC each owned shares of the Cash Fund for their own accounts as follows: GIAC -- 3,368,098 Class A shares (less than 1%); GISC -- 17,622,632 (4%) Class A shares and 1,251,393 (12%) Class
B shares. At any shareholders meeting(s), GIAC and GISC are expected to vote their respective shares of the Funds FOR proposals presented by Management.



As of February 28, 2001, Guardian Life was in control of the S&P 500 Index Fund, the Emerging Markets Fund, the High Yield Fund and the Tax-Exempt Fund (by virtue of owning 25% or more of the outstanding shares of each Fund), and owned 10% or more of the outstanding Class A shares issued by the International Fund, the Small Cap Fund, and the Bond Fund. Guardian Life invested in these Funds to provide them with sufficient capital to commence their operations and acquire securities. Guardian Life's positions in these Funds as of February 28, 2001 were:



                                                      Number         Percentage of Class A
                       Fund                         of Shares         Shares Outstanding
                       ----                         ---------        ---------------------
International Fund................................     927,307                         11%
Bond Fund.........................................   3,126,030                         20%
Tax-Exempt Fund...................................   8,920,855                         93%
S&P 500 Index Fund................................  18,410,386                         99%
High Yield Fund...................................   4,621,442                         90%
Small Cap Fund....................................   1,919,896                         21%
Emerging Markets Fund.............................     504,032                         65%


At any shareholders meeting where shareholders of these Funds are entitled to vote, Guardian Life will vote its shares FOR proposals presented by Management.


In addition, GISC owned 216,886, or 5%, of the Class B shares of the Asset Allocation Fund, 159,654 or 17%, of the Class B shares of the International Fund, 145,470, or 10% of the Class B shares of the Small Cap Fund, and 145,637, or 19% of the Class B shares of the Emerging Markets Fund, 800,384, or 90% of the Class B shares of the S&P 500 Index Fund, 877,844, or 93% of the Class B shares of the Bond Fund, and 192,292, or 19%, of the Class B shares of the High Yield Fund, on February 28, 2001.


STATEMENT OF ADDITIONAL INFORMATION

As of February 28, 2001, Guardian Life's position in Class C shares of the Funds were:



                                                       Number         Percentage of Class
                        Fund                          of Shares       C Shares Outstanding
                        ----                          ---------       --------------------
Park Avenue Fund....................................    150,607                        68%
International Fund..................................    521,229                        98%
Bond Fund...........................................    877,017                       100%
Tax-Exempt Fund.....................................    835,561                       100%
Asset Allocation Fund...............................    592,396                        83%
High Yield Fund.....................................    992,900                       100%
Small Cap Fund......................................    416,512                        97%
Emerging Markets Fund...............................    806,452                       100%



Except as disclosed above, Management of the Portfolio does not know of any other person who owned beneficially 5% or more of the shares of any of the Funds as of February 28, 2001.



The Small Cap Fund and the Emerging Markets Fund incurred expenses in connection with their organization in the amounts of $45,392, and $26,758, respectively. GISC advanced these expenses to the Funds; they included legal and auditing fees, registration fees and preparation and printing costs for the registration statement and other documents. Each of these Funds has reimbursed GISC for its organizational expenses, which are being amortized on a straight-line basis over a five-year period.


TAXES
For federal income tax purposes, each Fund is treated as a separate entity. Each Fund intends to qualify and to continue to qualify to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived in connection with the pursuit of its investment objectives; (ii) must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) and at least 90% of its net tax exempt interest income; and (iii) must be diversified such that at the close of each quarter of the Fund's taxable year (a) at least 50% of the value of its total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer and (b) not more than 25% of the value of the Fund's total assets are invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer.

So long as a Fund qualifies as a regulated investment company and complies with the provisions of the Code pertaining to regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gains) to their shareholders, the Fund will not incur a tax liability on that portion of its net ordinary income and net realized capital gains which have been distributed to its shareholders. The Code imposes a 4% nondeductible excise tax on each regulated investment company with regard to the amount, if any, by which such investment company does not meet the distribution requirements specified in the Code. Accordingly, each Fund intends to distribute all or substantially all of its net investment income and net capital gains.

Options, forward contracts, financial futures contracts and foreign currency transactions entered into by a Fund are subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions.

Income received by a Fund from sources within various foreign countries will generally be subject to foreign income taxes withheld at the source. If the United States has entered into a tax treaty with the country in which the payor is a resident, foreign tax withholding from dividends and interest is typically set at a rate between 10% and 15%. If the United States has not entered into a tax treaty with the country in which the payor is a resident, such withholding may be as high as 30% to 35% or higher. Taxes paid to foreign governments will reduce a Fund's return on its investments. The International Fund and the Emerging Markets Fund intend to make an election under Section 853 of the Code to treat shareholder's pro rata share of foreign income taxes paid by a Fund as taxable income to that shareholder so that those Funds' shareholders can claim a credit (subject to

                                      B-44
                                                       THE PARK AVENUE PORTFOLIO
certain limits contained in the Code) or deduction on their income tax returns for their pro rata portions of the Funds' foreign income taxes, assuming these Funds continue to meet the eligibility requirements for such treatment. Under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns. This election may result in foreign shareholders paying additional tax as a result of such election.

The Small Cap Fund, the International Fund and the Emerging Markets Fund may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. Shareholders of these Funds would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs which could reduce taxes and interest charges payable by the Fund. No assurance can be given that such elections can or will be made.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts, foreign currency gains or losses from futures contracts that are not "regulated futures contracts" and from unlisted non-equity options, gains or losses from sale of currencies or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition generally also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, a Fund would not be able to make any ordinary dividend distributions, and any distributions made in the same taxable year may be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares. In certain cases, a Fund may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

Shareholders of a Fund may exchange their shares for shares of another Fund within the Portfolio (the "reinvested shares"). If a shareholder (other than a tax-exempt entity) makes such exchanges, the shareholder will recognize a capital gain or loss for federal income tax purposes measured by the difference between the value of the reinvested shares and the basis of the exchanged shares. Upon the exchange of shares (or the reinvestment in shares of the same
Fund) which were purchased subject to a sales charge and held less than 91 days, the lesser of (1) the sales charge incurred on the exchanged shares or (2) the sales charge waived on the reinvested shares is included in the basis of the reinvested shares and is not included in the basis of the exchanged shares. If a shareholder realizes a loss on the redemption of Fund shares and reinvests in shares of the same Fund within the period beginning 30 days before and ending 30 days after the redemption, the transactions may be subject to the wash sale rules resulting in a disallowance of such loss for federal income tax purposes. Any loss recognized on the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain distributions on such shares. In addition, if a shareholder sells shares that have been held for six months or less at a loss, the loss will be disallowed to the extent of any exempt-interest dividends received by the shareholder on such shares.

Interest on indebtedness that is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Tax-Exempt Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the Fund or who are "related persons" to such users; such persons should consult their tax advisers before investing in the Tax-Exempt Fund.

If the Portfolio establishes additional series funds, each such series will be treated as a separate entity for federal income tax purposes.

The discussions of "Taxes" in the Prospectus and this Statement of Additional Information are general and abbreviated. Interpretations of the Code's provisions and U.S. Treasury regulations can change at any time. Additionally, no attempt has been made to describe any state, local or foreign tax consequences of purchasing, owning and redeeming shares of the Portfolio Funds.

SHAREHOLDER RIGHTS
The Portfolio is registered with the SEC as an open-end management investment company and organized as a Massachusetts business trust. It may issue an unlimited number of shares of beneficial interest in one or more

STATEMENT OF ADDITIONAL INFORMATION
series, and classes within such series. Presently, the Portfolio offers shares of ten series. The following series currently offer five classes of shares, designated Class A, Class B, Class C, Class K and Institutional Class: The Park Avenue Fund, The Small Cap Fund, The International Fund, The Emerging Markets Fund, The Asset Allocation Fund, The S&P 500 Index Fund, The Bond Fund and The High Yield Fund. The Cash Fund offers four classes of shares designated Class A, Class B, Class C and Class K. The Tax-Exempt Fund offers Class A and Class C shares.

The Portfolio generally is not required to hold shareholder meetings. Under the Portfolio's Amended and Restated Declaration of Trust, however, shareholder meetings will be held for all shareholders or just the shareholders of affected Funds, as the case may be, in connection with the following matters: (1) the election or removal of trustees if a meeting is called for such purpose; (2) the adoption of any contract for which shareholder approval is required by the 1940 Act; (3) termination of the Portfolio or any Fund to the extent and as provided in the Amended and Restated Declaration of Trust; (4) the amendment of the Amended and Restated Declaration of Trust to the extent and as provided in the Amended and Restated Declaration of Trust; (5) to determine whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Portfolio or any Fund or the shareholders, to the same extent as the shareholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Amended and Restated Declaration of Trust, the By-Laws of the Portfolio, any registration of the Portfolio with the SEC or any state, or as the trustees may consider necessary or desirable. Shareholders also would be entitled to vote upon changes in fundamental investment objectives, policies or restrictions which pertain to any Fund(s) in which they have a voting interest. Each class of shares has identical voting rights.

Each trustee serves until the earlier of: (1) the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor; or (2) such trustee's death, resignation, retirement or removal by a two-thirds vote of the trustees or by a majority vote of the outstanding shares of the Portfolio. In accordance with the 1940 Act: (1) the Portfolio will hold a shareholders meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by shareholders. In that event, the vacancy will be filled only by a vote of shareholders.

A special meeting of the shareholders shall be called by the trustees for the purpose of removing a trustee upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote at the meeting. Whenever ten or more persons who have been shareholders of record for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, wish to communicate with other shareholders for the purpose of obtaining signatures to request a meeting, the trustees shall either afford the applicants access to a list of the names and addresses of all shareholders of record or mail the communication to the Portfolio shareholders at the applicants' cost.

TRUSTEE LIABILITY
The Amended and Restated Declaration of Trust provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Amended and Restated Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The By-Laws of the Portfolio provide for indemnification by the Portfolio of the trustees and the officers of the Portfolio except with respect to any matter as to which any such person did not act in good faith in the belief that his or her action was in, or not opposed to, the best interests of the Portfolio. Such person may not be indemnified against any liability to the Portfolio or the Portfolio's shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN
State Street Bank and Trust Company ("State Street Bank"), Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, is the custodian of the Portfolio's assets.


Portfolio securities purchased for a Fund outside of the U.S. are cleared through foreign depositories and are maintained in the custody of foreign banks and trust companies which are members of State Street Bank's Global Custody Network. State Street Bank is responsible for safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments.


State Street Bank plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

                                      B-46
                                                       THE PARK AVENUE PORTFOLIO

TRANSFER AGENT
National Financial Data Services ("NFDS"), P.O. Box 419611, Kansas City, Missouri 64141-6611, is the Portfolio's transfer agent and dividend paying agent. NFDS issues and redeems shares of each Fund and distributes dividends to each Fund's shareholder accounts.

NFDS plays no part in formulating the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds.

LEGAL OPINIONS
The legality of the shares described in the Prospectus has been passed upon by Richard T. Potter, Jr., Counsel of the Portfolio.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
The Portfolio's independent auditors are Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019. Ernst & Young LLP audited and reported on the financial statements of the Portfolio which appear in the Annual Report to Shareholders for the year ended December 31, 2000. That Annual Report is incorporated by reference into this Statement of Additional Information. Free copies of the Annual Report are available upon request.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A


DESCRIPTIONS OF TYPES OF DEBT OBLIGATIONS

U.S. Government Agency and Instrumentality Securities: U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.

U.S. Treasury Securities: U.S. Treasury securities consist of Treasury Bills, Treasury Notes and Treasury Bonds. These securities are each backed by the full faith and credit of the U.S. government and differ in their interest rates, maturities, and dates of issuance. U.S. Treasury Bills are issued with maturities of up to one year. U.S. Treasury Notes may be issued with an original maturity of not less than one year and not more than 10 years. U.S. Treasury Bonds may be issued with any maturity, but generally have original maturities of over 10 years.

Certificates of Deposit: Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit are U.S. dollar-denominated deposits in banks outside the U.S. The bank may be a foreign branch of a U.S. bank. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks.

Commercial Paper: Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances: Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Repurchase Agreements: Repurchase agreements are instruments by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a domestic bank or broker-dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to invest temporarily available cash and earn a return that is insulated from market fluctuations during the term of the agreement. The risk to a Fund is limited to the risk that the seller will be unable to pay the agreed upon sum upon the delivery date. Repurchase agreements are collateralized by cash or the securities purchased in connection with the agreement. In the event a selling party to an agreement is unable to repurchase the securities pursuant to that agreement, a Fund will liquidate the collateral held and thus recover the proceeds loaned under the agreement. The loss to a Fund will be the difference between the proceeds from the sale and the repurchase price. Investments in repurchase agreements will be limited to transactions with financial institutions believed by the Board of Trustees of the Portfolio to present minimal credit risks.

Corporate Obligations: Such instruments include bonds and notes issued by U.S. and foreign corporations in order to finance longer term credit needs.

DESCRIPTION OF LONG TERM DEBT RATINGS
MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Aaa. Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      B-48
                                                       THE PARK AVENUE PORTFOLIO

Aa. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risk appear somewhat greater than the "Aaa" securities.

A. Bonds which are rated "A" possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa. Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining real investment standing.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP ("STANDARD & POOR'S")

AAA. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated "AA" has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

A. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

With respect to Municipal Obligations, debt rated "A" differs from the two higher ratings because:

General Obligation Bonds -- There is some weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

BBB. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

General Obligation Bonds -- Under certain adverse conditions, weakness in the local economic base, debt burden, balance between revenues and expenditures, or quality of management could contribute to a lesser capacity for payment of debt service. The difference between "A" and "BBB" rating is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

STATEMENT OF ADDITIONAL INFORMATION

Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations are likely to have some quality and protective characteristics, nevertheless, these may be outweighed by uncertainties or major exposure to adverse conditions.

BB. Debt rated "BB" is regarded as less vulnerable to nonpayment than other speculative issues. The obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet its financial commitments on the debt.

B. Debt rated "B" is regarded as more vulnerable to nonpayment than debt rated "BB", but the obligor currently has the capacity to meet its obligations on the debt. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the debt.

CCC. Debt rated "CCC" is regarded as currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions in order for the obligor to meet its financial obligations on the debt. In the event of adverse business, financial or economic conditions, the obligor is unlikely to be able to meet its financial commitments on the debt.

CC. Debt rated "CC" is regarded as currently vulnerable to nonpayment.

C. Debt rated "C" is may represent an obligation in which a bankruptcy petition has already been filed or other similar actions taken, but in which payments on the obligation are still be made.

D. Debt rated "D" is in payment default.

Note: Standard & Poor's ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
MOODY'S

P-1 (Prime-1). Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 (Prime-2). Issuers (or supporting institutions) rated P-2 have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S

A-1. Issues in the A-1 category, which is the highest category, have a very strong degree of safety regarding timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2. Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as high as for issues designated 'A-1'.

DUFF & PHELPS, INC.

Duff 1+ Issues rated Duff 1+ have the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Issues rated Duff 1 have very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- Issues rated Duff 1- have high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                                      B-50
                                                       THE PARK AVENUE PORTFOLIO

Duff 2 Issues rated Duff 2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICES, INC.

F-1+ Issues rated F-1+ have exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Issues rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

F-2 Issues rated F-2 have good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the 'F-1+' and 'F-1' ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS
MOODY'S

Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand, rather than fixed maturity dates, and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. MIG and VMIG ratings indicate that the rated securities are investment grade.

MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S

SP-1. The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

SP-2. The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

USING THE RATINGS

Ratings represent each rating organization's opinion as to the quality of the securities that they undertake to rate. It should be emphasized that ratings are relative and subjective, and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices or yields. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. The investment adviser will consider such an event in determining whether a Fund should continue to hold the security. Although ratings may be an initial criterion for selection of portfolio investments, the investment adviser also performs its own credit analysis with respect to the securities it purchases and holds for a Fund.

STATEMENT OF ADDITIONAL INFORMATION

APPENDIX B



WAIVERS OF CERTAIN SALES CHARGES



WAIVERS OF CONTINGENT DEFERRED SALES CHARGES FOR BENEFIT RESPONSIVE
WITHDRAWALS --
CLASS A AND CLASS K SHARES



"Benefit Responsive Withdrawals" refers to distributions from employee benefit plans for any of the following purposes:



-following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.



-to return excess contributions.



-to return contributions made due to a mistake of fact.



-hardship withdrawals, as defined in the plan document.



-under a Qualified Domestic Relations Order, as defined in the Internal Revenue
 Code, or, in the case of an IRA, a divorce or separation agreement described in
 Section 71(b) of the Internal Revenue Code.



-to meet minimum distribution requirements of the Internal Revenue Code.



-to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.



-for loans to participants or beneficiaries.



-separation from service.



-plan termination or "in-service distributions," if the redemption proceeds are rolled directly to a Park Avenue Portfolio IRA.



OTHER WAIVERS



The deferred sales charge will be waived if you are exchanging your Class A, Class B, Class C or Class K shares for shares of the same class of another Fund within the Portfolio. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.



The initial sales charges will be waived for purchases of Class A shares for qualified retirement plans that exchange from Class K shares. However, the Class A deferred sales charge applicable to purchases of $1 million or more may apply if shares are redeemed within 18 months. The time you held Class K shares will count when determining your holding period for calculating this deferred sales charge upon redemption of Class A shares.


                                      B-52
                                                       THE PARK AVENUE PORTFOLIO

                            THE PARK AVENUE PORTFOLIO

                            PART C. OTHER INFORMATION

Item 23. Exhibits


    Number     Description

     (a)        Form of Amended and Restated Declaration of Trust(1)
     (b)        Trust By-Laws(2)
     (c)        Form of Specimen Security(3)
     (d)(i)     Form of Investment Advisory Agreement between The Park Avenue
                Portfolio and Guardian Investor Services Corporation(4)
     (d)(ii)    Form of Investment Advisory Agreement between The Park Avenue
                Portfolio and Guardian Baillie Gifford Limited(5)
     (d)(iii)   Form of Sub-Investment Advisory Agreement
                between Guardian Baillie Gifford Limited and Baillie Gifford
                Overseas Limited(6)
     e(i)       Form of Underwriting Agreement(7)
     e(ii)      Form of Selling Group Agreement(8)
     f          Not applicable
     g          Custodian Contract(9)
     h(a)       Form of Transfer Agency Agreement(10)
     h(b)       Form of Administrative Services Agreement(11)
     i(a)       Opinion and Consent of Counsel(12)
     j(i)       Consent of Counsel*
     j(ii)      Consent of Ernst & Young LLP*

     k         Not applicable
     l         Letter from Guardian Investor Services Corporation with respect to providing the initial capital for Trust(12)
     m(i)      Form of Distribution Plan and Agreement Pursuant to
               Rule 12b-1 under the Investment Company Act of 1940(13)
     m(ii)     Form of Distribution Plan Pursuant to Rule 12b-1 under the
               Investment Company Act of 1940 for Class B shares(14)
     m(iii)    Form of Distribution Agreement for Class B shares(15)
     m(iv)     Distribution Plan Pursuant to Rule 12b-1 under the Investment
               Company Act of 1940 for Class C shares(17)
     m(v)      Distribution Agreement for Class C shares(17)
     m(vi)     Form of Distribution Agreement for Class K shares(17)
     m(vii)    Form of Distribution Plan Pursuant to Rule 12b-1 under the
               Investment Company Act of 1940 for Class K shares(17)
     n         Multiple Class Plan(17)
     o         Reserved.
     p         Powers of Attorney executed by each member of the Board of
               Trustees and certain principal officers of the Trust(15)
     p(ii)     Code of Ethics(16)


----------


1. Incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

2. Incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

3. Incorporated by reference to Exhibit 4 of the Registration Statement on Form N-1A (Reg. No. 33-23966), as filed on August 22, 1988.

4. Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

5. Incorporated by reference to Exhibit 5(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

6. Incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

7. Incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

8. Incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

9. Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

10. Incorporated by reference to Exhibit 9(b) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 14, 1997.

11. Incorporated by reference to Exhibit 99(j) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1999.

12. Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to the Registration Statement on Form N-1A (Reg. No. 33-23966), as filed on February 8, 1989.

13. Incorporated by reference to Exhibit 15(a) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on February 13, 1998.

14. Incorporated by reference to Exhibits 15(b) and 15(c) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on March 1, 1996.

15. Incorporated by reference to Exhibit 99(p) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 30, 1999.

16. Incorporated by reference to Exhibit 99(p)(ii) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (Reg. No. 33-23966) as filed on April 28, 2000.


17. Incorporated by reference to corresponding Exhibit of Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (Reg. No 33-23966) as filed on February 28, 2001.



----------
* Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant


      The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America ("Guardian Life") as of December 31, 2000.



                                                                 Percentage of
                                   State of Incorporation      Voting Securities
   Name of Entity                     or Organization                Owned
   --------------                  ----------------------      -----------------
The Guardian Insurance &                 Delaware                     100%
 Annuity Company, Inc.
Guardian Asset Management                Delaware                     100%
 Corporation
Guardian Trust Company,                  Federal
 FSB                                   Savings Bank                   100%
Managed Dental Care, Inc.               California                    100%
Park Avenue Life Insurance               Delaware                     100%
 Company
Managed Dental Guard of                  Missouri                     100%
 Missouri, Inc.
Managed Dental Guard of                    Texas                      100%
 Texas, Inc.
Innovative Underwriters Services        New Jersey                    100%
Dental Guard Preferred, Inc.            Washington                    100%
Managed Dental Guard, Inc.               Maryland                     100%
Corporate Financial Services, Inc.     Pennsylvania                   100%
Fiduciary Insurance Company              New York                     100%
 of America
First Commonwealth, Inc.                 Delaware                     100%
Guardian Hanover Corporation             New York                     100%
Private Healthcare Systems, Inc.         Delaware                      25% (Class A)
                                                                    14.75% (Class B)
The Guardian Investment                Massachusetts                   34%
 Quality Bond Fund
The Guardian Tax-Exempt Fund           Massachusetts                   93%
The Guardian Baillie Gifford           Massachusetts                   33%
 International Fund
The Guardian Asset Allocation          Massachusetts                   10%
 Fund
The Guardian Park Avenue Small
 Cap Fund                              Massachusetts                   23%
The Guardian Baillie Gifford
 Emerging Markets Fund                 Massachusetts                   57%
Baillie Gifford Emerging Markets Fund     Maryland                     34%
Baillie Gifford International Fund        Maryland                     40%
The Guardian High Yield Bond Fund      Massachusetts                   90%
The Guardian Small Cap Stock Fund         Maryland                     63%
The Guardian VC Asset
 Allocation Fund                          Maryland                     72%
The Guardian VC High Yield
 Bond Fund                                Maryland                     90%
The Guardian VC 500
 Index Fund                               Maryland                     97%



     The following list sets forth the persons directly controlled by affiliates of Guardian Life, and thereby indirectly controlled by Guardian Life, as of December 31, 2000:



                                                                 Approximate
                                                            Percentage of Voting
                                                              Securities Owned
                              Place of Incorporation          by Guardian Life
   Name of Entity                 or Organization                 Affiliates
   --------------             ----------------------        --------------------
Guardian Investor Services           New York                       100%
 Corporation
Guardian Baillie Gifford Limited     Scotland                        51%
The Guardian Cash Fund, Inc.         Maryland                       100%
The Guardian Bond Fund, Inc.         Maryland                       100%
The Guardian Variable
 Contract Funds, Inc.                Maryland                       100%
The Guardian Park Avenue Fund        Massachusetts                    3%
GIAC Funds, Inc.                     Maryland                       100%
Park Avenue Securities LLC           Delaware                       100%
PAS Insurance Agency of Alabama,
  Inc.                               Alabama                        100%
PAS Insurance Agency of
  Massachusetts, Inc.                Massachusetts                  100%
PAS Insurance Agency of Hawaii,
  Inc.                               Hawaii                         100%
Family Service Life Insurance Co.    Texas                          100%
Famlico, Inc.                        Texas                          100%
Guardian Reinsurance Services Corp.  Connecticut                    100%
Sentinel American Life
 Insurance Co.                       Texas                          100%
First Commonwealth Limited
  Health Services Corporation        Illinois                       100%
First Commonwealth Limited
  Health Services Corporation        Wisconsin                      100%
First Commonwealth of Illinois,
  Inc.                               Illinois                       100%
First Commonwealth Reinsurance
  Company                            Arizona                        100%
First Commonwealth of Missouri,
  Inc.                               Missouri                       100%
First Commonwealth Limited
  Health Service Corporation
  of Michigan                        Michigan                       100%
Smileage Dental Services, Inc.       Wisconsin                      100%
First Commonwealth Insurance
  Company                            Illinois                       100%
First Commonwealth Health
  Services Corporation               Illinois                       100%

Item 25. Indemnification

      Reference is made to Registrant's Amended and Restated Declaration of Trust which has been filed as Exhibit Number 1 to the Registration Statement and is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser


      Guardian Investor Services Corporation ("GISC") acts as the sole investment adviser for The Guardian Variable Contract Funds, Inc., The Guardian Cash Fund, Inc., The Guardian Bond Fund, Inc., and eight of the ten series funds comprising The Park Avenue Portfolio, namely: The Guardian Cash Management Fund, The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Investment Quality Bond Fund, The Guardian Tax-Exempt Fund, The Guardian High Yield Bond Fund and The Guardian Asset Allocation Fund, and one of the three series funds comprising GIAC Funds, Inc., namely The Guardian Small Cap Stock Fund. GISC is also the manager of Gabelli Capital Asset Fund. GISC's principal business address is 7 Hanover Square, New York, New York 10004. In addition, GISC is the distributor of The Park Avenue Portfolio and variable annuities and variable life insurance policies offered by The Guardian Insurance & Annuity Company, Inc. ("GIAC") through its separate accounts. These separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate
Account B, The Guardian Separate Account C, The Guardian Separate Account D,
The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N are all unit investment trusts registered under the Investment
Company Act of 1940, as amended.


      A list of GISC's officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York
10004.


                                                  Other Substantial Business,
           Name      Position(s) with GISC    Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------
Armand M. de Palo    Director                 Executive Vice President and Chief
                                              Actuary; The Guardian Life
                                              Insurance Company of America.
                                              Director: The Guardian Insurance &
                                              Annuity Company, Inc.

                                                  Other Substantial Business,
           Name      Position(s) with GISC    Profession, Vocation or Employment
           ----      ---------------------    ----------------------------------

Peter L. Hutchings   Director                 Executive Vice President and Chief
                                              Financial Officer: The Guardian
                                              Life Insurance Company of America.
                                              Director: The Guardian Insurance &
                                              Annuity Company, Inc. Director:
                                              Guardian Asset Management
                                              Corporation. Manager: Park Avenue
                                              Securities LLC.

Frank J. Jones       Director                 Executive Vice President and Chief
                                              Investment Officer: The Guardian
                                              Life Insurance Company of America.
                                              Director, Executive Vice President
                                              and Chief Investment Officer: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Director: Guardian
                                              Asset Management Corporation and
                                              Guardian Baillie Gifford Limited.*
                                              Officer of various
                                              Guardian-sponsored mutual funds.

Bruce C. Long        President                Executive Vice President, Equity:
                                              The Guardian Life Insurance
                                              Company of America Since March
                                              2001; from September 1999 to
                                              February 2001, Senior Vice
                                              President, Equity. Prior thereto,
                                              Vice President, The New England
                                              Life Insurance Company.

Joseph D. Sargent    Director                 President, Chief Executive Officer
                                              and Director: The Guardian Life
                                              Insurance Company of America.
                                              President, Chief Executive Officer
                                              and Director: The Guardian
                                              Insurance & Annuity Company, Inc.
                                              and Park Avenue Life Insurance
                                              Company. Director: Guardian Asset
                                              Management Corporation. Director:
                                              Guardian Baillie Gifford
                                              Limited.* Manager: Park Avenue
                                              Securities LLC. Chairman and
                                              Director (Trustee) of various
                                              Guardian-sponsored mutual funds.

Frank L. Pepe        Vice President &         Vice President and Equity
                     Controller               Controller: The Guardian Life
                                              Insurance Company of America. Vice
                                              President and Controller: The
                                              Guardian Insurance & Annuity
                                              Company, Inc. Officer of various
                                              Guardian-sponsored mutual funds.

Richard T. Potter,   Vice President and       Vice President and Equity Counsel:
Jr.                  Counsel                  The Guardian Life Insurance
                                              Company of America. Vice President
                                              and Counsel: The Guardian
                                              Insurance & Annuity Company, Inc.,
                                              Guardian Asset Management
                                              Corporation and various
                                              Guardian-sponsored mutual funds.

Thomas G Sorell      Senior Managing          Senior Managing Director,
                     Director                 Investments, The Guardian Life
                                              Insurance Company of America,
                                              since March 2000; Vice President
                                              prior thereto. Senior Managing
                                              Director, The Guardian Insurance &
                                              Annuity Company, Inc.

Donald P. Sullivan, Jr.  Vice President       Vice President: The Guardian
                                              Life Insurance Company of America,
                                              since 3/99; Second Vice President
                                              prior thereto. Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.

Ann T. Kearney       Second Vice              Second Vice President: Group
                     President                Pensions: The Guardian
                                              Life Insurance Company of America.
                                              Second Vice President: The
                                              Guardian Insurance & Annuity
                                              Company, Inc.

Peggy L. Coppola     Vice President           Second Vice President, Equity
                                              Sales: The Guardian Life Insurance
                                              Company of America, since
                                              September 1999; Assistant Vice
                                              President, Equity Sales, prior
                                              thereto. Second Vice President,
                                              The Guardian Insurance & Annuity
                                              Company, Inc.

Earl C. Harry        Treasurer                Treasurer: The Guardian Life
                                              Insurance Company of America
                                              11/96 - present.
                                              Treasurer: The Guardian Insurance
                                              & Annuity Company, Inc., and
                                              Guardian Asset Management
                                              Corporation. Treasurer: Park
                                              Avenue Securities LLC.

Joseph A. Caruso     Senior Vice President    Senior Vice President and Secretary,
                     and Secretary            The Guardian Life Insurance Company
                                              of America since 1/01; Vice President
                                              and Secretary prior thereto. Vice
                                              President and Secretary: The Guardian
                                              Insurance & Annuity Company, Inc.,
                                              Guardian Asset Management Corporation,
                                              Park Avenue Securities LLC, and
                                              various Guardian-sponsored mutual
                                              funds.








----------


* Principal business address: 1 Rutland Court, Edinburgh EH3 8EY, Scotland.

Item 27. Principal Underwriters


      (a) GISC is the principal underwriter and distributor of the ten series funds comprising The Park Avenue Portfolio, namely: The Guardian Park Avenue Fund, The Guardian Park Avenue Small Cap Fund, The Guardian S&P 500 Index Fund, The Guardian Cash Management Fund, The Guardian Investment Quality Bond Fund, The Guardian High Yield Bond Fund, The Guardian Tax-Exempt Fund, The Guardian Baillie Gifford International Fund, The Guardian Baillie Gifford Emerging Markets Fund and The Guardian Asset Allocation Fund. In addition, GISC is the distributor of variable annuities and variable life insurance policies offered by GIAC through GIAC's separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account K, The Guardian Separate Account M and The Guardian Separate Account N, which are all registered as unit investment trusts under the Investment Company Act of 1940, as amended. These latter separate accounts buy and sell shares of The Guardian Variable Contract Funds, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc. and GIAC Funds, Inc. on behalf of GIAC's variable contractowners.


      (b) The principal business address of the officers and directors of GISC listed below is 7 Hanover Square, New York, New York 10004.


                                 Position(s)                     Position(s)
       Name                   with Underwriter                 with Registrant
       -----                   ---------------                  -------------

Bruce C. Long               President & Director                  None
Armand M. de Palo           Director                              None
Peter L. Hutchings          Director                              None
Joseph D. Sargent           Director                              Director
Frank J. Jones              Director                              President
Frank L. Pepe               Senior Vice President & Controller    Vice President
Richard T. Potter, Jr.      Vice President and Counsel            Vice President
                                                                     and Counsel
Donald P. Sullivan, Jr.     Vice President                        Vice President
Ann T. Kearney              Second Vice President                 Controller
Peggy L. Coppola            Vice President                        None
Earl Harry                  Treasurer                             None
Joseph A. Caruso            Senior Vice President and Secretary   Senior Vice President
                                                                     and Secretary



      (c) Not Applicable.

Guardian Baillie Gifford Limited

     Guardian Baillie Gifford Limited ("GBG") is exclusively engaged in the business of acting as the investment adviser to Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund, two series of GIAC Funds, Inc., and The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund, two series of the Registrant. GBG's principal business address is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. A list of GBG's executive officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant.


                                   Position            Other Substantial
         Name                      with GBG           Business Affiliations
         ----                      --------           ---------------------
Gavin John Norman Gemmell         Director   Senior Partner: Baillie Gifford &
                                             Co.* Director: Baillie Gifford
                                             Overseas Limited* Director: Toyo
                                             Trust Baillie Gifford*

Edward H. Hocknell                Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Frank J. Jones                    Director   Executive Vice President and **
                                             Chief Investment Officer: The
                                             Guardian Life Insurance Company of
                                             America

Edward Konrad Kane                Director   Executive Vice President; The
                                             Guardian Life Insurance Company of
                                             America.**

Rowan Robin Menzies               Director   Partner: Baillie Gifford & Co.*
                                             Director: Baillie Gifford Overseas
                                             Limited*

Joseph Dudley Sargent             Director   President, Chief Executive Officer
                                             and Director: The Guardian Life
                                             Insurance Company of America.**
                                             President and Director:
                                             The Guardian Insurance & Annuity
                                             Company, Inc.** Director (Trustee)
                                             Guardian Asset Management
                                             Corporation.** Chairman of the
                                             Board of: various Guardian-
                                             sponsored mutual funds.**


----------
* Principal business address is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland. ** Principal business address is 7 Hanover Square, New York, New York
   10004.

Baillie Gifford Overseas Limited

Baillie Gifford Overseas Limited ("BGO") acts as the sub-investment adviser for Baillie Gifford International Fund and Baillie Gifford Emerging Markets Fund, two series of GIAC Funds, Inc. and The Guardian Baillie Gifford International Fund and The Guardian Baillie Gifford Emerging Markets Fund, two series of the Registrant. BGO also provides investment management services to institutional clients outside of the United Kingdom. BGO is wholly owned by Baillie Gifford & Co. which is an investment management firm providing independent investment management services to investment trusts, unit trusts, pension funds, charitable funds and other institutional clients primarily located in the United Kingdom.

A list of BGO's directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BGO is 1 Rutland Court, Edinburgh, EH3 8EY, Scotland.

                         Position                Other Substantial
        Name             with BGO              Business Affiliations**
        ----             --------              -----------------------
James K. Anderson        Director        Partner: Baillie Gifford & Co.
                                         Director: Baillie Gifford & Co.Limited

Gavin J. N. Gemmell      Director        Senior Partner: Baillie Gifford & Co.

Edward H. Hocknell       Director        Partner: Baillie Gifford & Co.

Gareth A. Howlett        Director        Director: Toyo Trust Baillie Gifford
                                         Limited

J. Ross Lidstone         Director        Partner: Baillie Gifford & Co.

Gill E. Meekison         Director        Director: Baillie Gifford Savings
                                         Management Limited

R. Robin Menzies         Director        Partner: Baillie Gifford & Co.


Maxwell C. B. Ward         None          Retired. Formerly Partner: Baillie
                                         Gifford & Co.

Item 28. Location of Accounts and Records

      Most of the Registrant's accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian for the Registrant, the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171, and by the transfer agent for the Funds, National Financial Data Services, 1100 Main Street, Kansas City, Missouri 64105-2123. The Registrant's corporate records are maintained by the Registrant at 7 Hanover Square , New York, New York 10004.

Item 29. Management Services

     None.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Park Avenue Portfolio certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of April, 2001.



                                          THE PARK AVENUE PORTFOLIO


                                          By: /s/ Frank J. Jones
                                             -----------------------------
                                                 Frank J. Jones
                                                 President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



/s/ Frank J. Jones                           President
--------------------------------             (Principal Executive Officer)
    Frank J. Jones



   *Frank L. Pepe                            Treasurer
--------------------------------             (Principal Financial and
    Frank L. Pepe                             Accounting Officer)



   *Frank J. Fabozzi                         Trustee
--------------------------------
    Frank J. Fabozzi



   *Arthur V. Ferrara                         Trustee
--------------------------------
    Arthur V. Ferrara



   *Leo R. Futia                             Trustee
--------------------------------
    Leo R. Futia



   *William W. Hewitt, Jr.                   Trustee
--------------------------------
    William W. Hewitt, Jr.



   *Sidney I. Lirtzman                       Trustee
--------------------------------
    Sidney I. Lirtzman



   *Joseph D. Sargent                        Trustee
--------------------------------
    Joseph D. Sargent



   *Carl W. Schafer                          Trustee
--------------------------------
    Carl W. Schafer



   *Robert G. Smith                          Trustee
--------------------------------
    Robert G. Smith



*By: /s/ Frank J. Jones                               Date: April 26 , 2001
    -------------------------------
            Frank J. Jones
    Pursuant to a Power of Attorney


                            THE PARK AVENUE PORTFOLIO

                                  EXHIBIT LIST


j(i)      Consent of Counsel



j(ii)     Consent of Ernst & Young LLP